As filed with the Securities and Exchange Commission on December 20, 2024
1933 Act Registration File No. 333-62298
1940 Act File No. 811-10401

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]
Post-Effective Amendment No.	874	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]
Amendment No.	876	[X]

TRUST FOR PROFESSIONAL MANAGERS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)
(Registrant’s Telephone Number, including Area Code) (513) 520-5925

Jay S. Fitton, Secretary
Trust for Professional Managers
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 2nd Floor
Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Copies to:
Carol A. Gehl, Esq.
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202
(414) 273-3500

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
[X]	on December 31, 2024 pursuant to Rule 485(b).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	on (date) pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485 (a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 874 to the Registration Statement of Trust for Professional Managers is being filed to add the audited financial statements and certain related financial information for the fiscal period ended August 31, 2024 for the Column Small Cap Select Fund, Column Small Cap Fund, Column Mid Cap Select Fund and Column Mid Cap Fund, and to make other permissible changes under Rule 485(b).

Prospectus
December 31, 2024

Column Small Cap Select Fund
Ticker Symbol: CFSSX

Column Small Cap Fund
Ticker Symbol: CFSLX

Column Mid Cap Select Fund
Ticker Symbol: CFMSX

Column Mid Cap Fund
Ticker Symbol: CFMCX

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Column Funds
Each a series of Trust for Professional Managers (the “Trust”)

Summary Section

Column Small Cap Select Fund
Investment Objective. The investment objective of the Column Small Cap Select Fund (the “Small Cap Select Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees, for participating in an advisory program sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of the Adviser (defined below), which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.76%
Other Expenses	0.13%
Shareholder Servicing Plan Fees(1)	0.06%
Total Annual Fund Operating Expenses	0.95%
Management Fee Waiver(2)	-0.29%
Total Annual Fund Operating Expenses after Management Fee Waiver	0.66%

(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.06% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.
(2)Mason Street Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed, through at least December 31, 2025, to waive its management fees to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$67	$274	$497	$1,140

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 11, 2023

(commencement of operations) through August 31, 2024, the portfolio turnover rate for the Fund was 54.21% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies (“small-cap companies”) (the “Name Rule Policy”). The Fund defines small-cap companies as companies with market capitalizations within the collective range of the Russell 2000® Index and S&P SmallCap 600® Index. As of September 30, 2024, this range was approximately $11 million to $15.9 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The sub-advisers normally invest the Fund’s assets across different sectors, but from time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector, and the Fund’s assets may be invested in a smaller number of issuers than other more diversified funds. The sector weightings of the Fund are likely to change over time.

The Fund incorporates a mix of investment styles and philosophies, targeting a balance of growth and value over time. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing a select group of sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser. The strategies for each sub-adviser are described as follows:

Boston Partners Global Investors, Inc. (WPG Partners division)
The sub-adviser invests in a high conviction portfolio, a focused group of stocks that the sub-adviser believes has the best performance potential. The sub-adviser uses fundamental research to uncover stocks selling at prices the sub-adviser believes are below long-term intrinsic value with a near-term positive catalyst and upside potential that outweighs its downside risk.

Driehaus Capital Management LLC
The sub-adviser invests in U.S. small-cap companies, using a combination of fundamental, technical, and behavioral analysis to identify companies experiencing positive fundamental changes and growth inflections, often initially sourced through positive earnings surprises and earnings revisions.

Neuberger Berman Investment Advisers LLC
The sub-adviser combines two complementary strategies focused on U.S. small-cap companies: one seeks to invest in undervalued companies whose current market shares and balance sheets are strong and the other seeks to invest in companies trading below the portfolio managers’ estimate of their intrinsic value due to complexity, cyclicality, or interrupted growth and that they believe have the potential for appreciation over time.

Vaughan Nelson Investment Management, L.P.
The sub-adviser invests in U.S. small-cap companies trading at valuations below the sub-adviser’s assessment of their long-term intrinsic value. The strategy employs fundamental research to identify companies with undervalued earnings growth, assets, or dividend yield.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Small-Cap Companies Risk. The Fund may invest substantially all of its assets in the stocks of small-cap companies. Investing in small-cap companies generally involves higher risks than investing in large capitalization companies as small-cap companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small-cap companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small-cap companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small-cap companies, it may take the Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose the Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.

•Foreign Securities and Currency Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The securities of foreign companies are frequently denominated in foreign currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

•Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience.

•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. When the Fund has been in operation for a full calendar year, performance will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information is available on the Fund’s website at https://columnfunds.com/ or by calling the Fund toll-free at 866-950-4644.

Management. Mason Street Advisors, LLC is the Fund’s investment adviser.

Sub-Advisers and Portfolio Managers. The Adviser allocates Fund assets among the following sub-advisers. Each sub-adviser’s portfolio managers are primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management.

Boston Partners Global Investors, Inc. (WPG Partners division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Eric A. Gandhi, CFA	Portfolio Manager	Since Inception

Driehaus Capital Management LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Jeffrey James	Lead Portfolio Manager	Since Inception
Michael Buck	Portfolio Manager	Since Inception
Prakash Vijayan, CFA	Assistant Portfolio Manager	Since Inception

Neuberger Berman Investment Advisers LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Robert W. D’Alelio	Managing Director	Since Inception
Brett S. Reiner	Managing Director	Since Inception
Gregory G. Spiegel	Managing Director	Since Inception
Benjamin H. Nahum	Managing Director	Since Inception
James F. McAree	Managing Director	Since Inception
Amit Solomon, PhD	Managing Director	Since Inception

Vaughan Nelson Investment Management, L.P.

Portfolio Manager	Primary Title	Years of Service with the Fund
Chris D. Wallis, CFA, CPA	Chief Executive Officer, Chief Investment Officer, Senior Portfolio Manager	Since Inception
James Eisenman, CFA, CPA	Portfolio Manager	Since Inception

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 27.

Column Small Cap Fund
Investment Objective. The investment objective of the Column Small Cap Fund (the “Small Cap Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees, for participating in an advisory program sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of the Adviser (defined below), which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Other Expenses	0.19%
Shareholder Servicing Plan Fees(1)	0.06%
Total Annual Fund Operating Expenses	1.02%
Management Fee Waiver(2)	-0.36%
Total Annual Fund Operating Expenses after Management Fee Waiver	0.66%

(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.06% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.
(2)Mason Street Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed, through at least December 31, 2025, to waive its management fees to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$67	$289	$528	$1,215

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 11, 2023 (commencement of operations) through August 31, 2024, the portfolio turnover rate for the Fund was 36.01% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small capitalization companies (“small-cap companies”) (the “Name Rule Policy”). The Fund defines small-cap companies as companies with market capitalizations within the collective range of the Russell 2000® Index and S&P SmallCap 600® Index. As of September 30, 2024, this range was approximately $11 million to $15.9 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time-to-time a significant percentage of the Fund's assets may be invested in issuers in a single sector. The sector weightings of the Fund are likely to change over time.

The Fund incorporates a mix of investment styles and philosophies, targeting a balance of growth and value over time. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing multiple sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser. The strategies for each sub-adviser are described as follows:

American Century Investment Management, Inc.
The sub-adviser invests in U.S. small-cap companies that the portfolio managers believe demonstrate accelerating, sustainable growth driven by an inflection in business fundamentals not yet recognized by the market. The sub-adviser’s process employs fundamental research to add value through stock selection.

American Century Investment Management, Inc. (Avantis Investors division)
The sub-adviser invests in a broad set of U.S. small-cap companies, focusing on firms trading at low valuations with higher profitability ratios. The strategy uses a systematic investment process designed to reduce unnecessary risks and costs.

Boston Partners Global Investors, Inc. (WPG Partners division)
The sub-adviser invests in U.S. small-cap companies. The sub-adviser uses fundamental research to uncover stocks selling at prices the sub-adviser believes are below long-term intrinsic value with a near-term positive catalyst and upside potential that outweighs its downside risk.

Franklin Mutual Advisers, LLC
The sub-adviser invests in U.S. small-cap companies, targeting companies with sustainable business models, good corporate governance, and low debt temporarily trading at depressed levels. The process employs fundamental analysis and seeks to balance risk and reward.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser invests in U.S. small-cap companies, using bottom-up research to build a high conviction portfolio, a focused group of stocks that it believes has the best performance potential, of businesses it believes are high-quality, such as those with durable competitive advantages, excellent management, lower financial risk, and strong and sustainable growth trajectories.

Neuberger Berman Investment Advisers LLC
The sub-adviser combines two complementary strategies focused on U.S. small-cap companies: one seeks to invest in undervalued companies whose current market shares and balance sheets are strong and the other seeks to invest in companies trading below the portfolio managers’ estimate of their intrinsic value due to complexity, cyclicality, or interrupted growth and that they believe have the potential for appreciation over time.

Vaughan Nelson Investment Management, L.P.
The sub-adviser invests in U.S. small-cap companies trading at valuations below the sub-adviser’s assessment of their long-term intrinsic value. The strategy employs fundamental research to identify companies with undervalued earnings growth, assets, or dividend yield.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Small-Cap Companies Risk. The Fund may invest substantially all of its assets in the stocks of small-cap companies. Investing in small-cap companies generally involves higher risks than investing in large capitalization companies as small-cap companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small-cap companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small-cap companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small-cap companies, it may take the Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose the Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.

•Foreign Securities and Currency Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The securities of foreign companies are frequently denominated in foreign currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, or the market may react to the catalyst differently than expected. Certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks, and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience.

•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. When the Fund has been in operation for a full calendar year, performance will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information is available on the Fund’s website at https://columnfunds.com/ or by calling the Fund toll-free at 866-950-4644.

Management. Mason Street Advisors, LLC is the Fund’s investment adviser.

Sub-Advisers and Portfolio Managers. The Adviser allocates Fund assets among the following sub-advisers. Each sub-adviser’s portfolio managers are primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management.

American Century Investment Management, Inc.

Portfolio Manager	Primary Title	Years of Service with the Fund
Jackie Wagner	Vice President and Senior Portfolio Manager	Since Inception
Jeff Hoernemann, CFA	Vice President and Portfolio Manager	Since Inception

American Century Investment Management, Inc. (Avantis Investors division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Daniel Ong, CFA	Senior Portfolio Manager	Since Inception
Eduardo Repetto, PhD	Chief Investment Officer	Since Inception
Mitchell Firestein	Senior Portfolio Manager	Since Inception
Ted Randall	Senior Portfolio Manager	Since Inception
Matthew Dubin	Portfolio Manager	Since January 2025

Boston Partners Global Investors, Inc. (WPG Partners division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Eric A. Gandhi, CFA	Portfolio Manager	Since Inception
Richard A. Shuster, CFA	Portfolio Manager	Since Inception
Gregory N. Weiss	Portfolio Manager	Since Inception

Franklin Mutual Advisers, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Steven Raineri	Senior Vice President and Portfolio Manager	Since Inception
Christopher Meeker, CFA	Vice President and Portfolio Manager/Research Analyst	Since Inception
Nicholas Karzon, CFA	Vice President and Portfolio Manager/Research Analyst	Since Inception

Kayne Anderson Rudnick Investment Management, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Todd Beiley, CFA	Head of Research, Portfolio Manager and Senior Research Analyst	Since Inception
Jon Christensen, CFA	Portfolio Manager and Senior Research Analyst	Since Inception

Neuberger Berman Investment Advisers LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Robert W. D’Alelio	Managing Director	Since Inception
Brett S. Reiner	Managing Director	Since Inception
Gregory G. Spiegel	Managing Director	Since Inception
Benjamin H. Nahum	Managing Director	Since Inception
James F. McAree	Managing Director	Since Inception
Amit Solomon, PhD	Managing Director	Since Inception

Vaughan Nelson Investment Management, L.P.

Portfolio Manager	Primary Title	Years of Service with the Fund
Chris D. Wallis, CFA, CPA	Chief Executive Officer, Chief Investment Officer, Senior Portfolio Manager	Since Inception
James Eisenman, CFA, CPA	Portfolio Manager	Since Inception

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 27.

Column Mid Cap Select Fund
Investment Objective. The investment objective of the Column Mid Cap Select Fund (the “Mid Cap Select Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees, for participating in an advisory program sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of the Adviser (defined below), which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Other Expenses	0.10%
Shareholder Servicing Plan Fees(1)	0.06%
Total Annual Fund Operating Expenses	0.84%
Management Fee Waiver(2)	-0.30%
Total Annual Fund Operating Expenses after Management Fee Waiver	0.54%

(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.06% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.
(2)Mason Street Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed, through at least December 31, 2025, to waive its management fees to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$55	$238	$436	$1,009

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 11, 2023 (commencement of operations) through August 31, 2024, the portfolio turnover rate for the Fund was 16.22% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid capitalization companies (“mid-cap companies”) (the “Name Rule Policy”). The Fund considers a company to be a mid-cap company if it has a market capitalization within the collective range of the Russell MidCap® Index and the S&P MidCap 400® Index. As of September 30, 2024, this range was approximately $151 million to $83.3 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. The sub-advisers normally invest the Fund’s assets across different sectors, but from time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector, and the Fund’s assets may be invested in a smaller number of issuers than other more diversified funds. The sector weightings of the Fund are likely to change over time.

The Fund incorporates a mix of investment styles and philosophies, targeting a balance of growth and value over time. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing a select group of sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser. The strategies for each sub-adviser are described as follows:

Boston Partners Global Investors, Inc.
The sub-adviser invests in U.S. mid-cap companies and uses bottom-up fundamental analysis to make investment decisions. The strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum.

EARNEST Partners, LLC
The sub-adviser invests in U.S. mid-cap companies, using an industry-specific screening process to identify stocks with the greatest excess return potential. The team uses rigorous bottom-up analysis to build a portfolio of high-quality businesses with an emphasis on limiting downside risk.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser invests in U.S. mid-cap companies, using bottom-up research to build a high conviction portfolio, a focused group of stocks that it believes has the best performance potential, of businesses it believes are high-quality, such as those with durable competitive advantages, excellent management and lower financial risk.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Mid-Cap Company Risk. The Fund may invest substantially all of its assets in the stocks of mid-cap companies. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-cap companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

•Foreign Securities and Currency Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The securities of foreign companies are frequently denominated in foreign currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
•Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

◦Industrials Sector Risk. To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. When the Fund has been in operation for a full calendar year, performance will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information is available on the Fund’s website at https://columnfunds.com/ or by calling the Fund toll-free at 866-950-4644.

Management. Mason Street Advisors, LLC is the Fund’s investment adviser.

Sub-Advisers and Portfolio Managers. The Adviser allocates Fund assets among the following sub-advisers. Each sub-adviser’s portfolio managers are primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management.

Boston Partners Global Investors, Inc.

Portfolio Manager	Primary Title	Years of Service with the Fund
Steve Pollack, CFA	Portfolio Manager	Since Inception
Tim Collard	Assistant Portfolio Manager	Since Inception

EARNEST Partners, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Paul E. Viera	Chief Executive Officer and Partner	Since Inception

Kayne Anderson Rudnick Investment Management, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Jon Christensen, CFA	Portfolio Manager and Senior Research Analyst	Since Inception
Craig Stone	Portfolio Manager and Senior Research Analyst	Since Inception

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 27.

Column Mid Cap Fund
Investment Objective. The investment objective of the Column Mid Cap Fund (the “Mid Cap Fund” or the “Fund”) is long-term capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees, for participating in an advisory program sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”), an affiliate of the Adviser (defined below), which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Other Expenses	0.12%
Shareholder Servicing Plan Fees(1)	0.06%
Total Annual Fund Operating Expenses	0.88%
Management Fee Waiver(2)	-0.36%
Total Annual Fund Operating Expenses after Management Fee Waiver	0.52%

(1)The Trust’s Board of Trustees (the “Board of Trustees”) has authorized a shareholder servicing plan fee in the amount of 0.10% of the Fund’s average daily net assets. Currently, the shareholder servicing plan fee being charged is 0.06% of the Fund’s average daily net assets; however, the fee may be increased to 0.10% of the Fund’s average daily net assets at any time.
(2)Mason Street Advisors, LLC (the “Adviser”), the Fund’s investment adviser, has contractually agreed, through at least December 31, 2025, to waive its management fees to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The management fee waiver discussed in the table above is reflected only through December 31, 2025. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$53	$245	$452	$1,051

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These transaction costs and potentially higher taxes, which are not reflected in the Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period December 11, 2023 (commencement of operations) through August 31, 2024, the portfolio turnover rate for the Fund was 28.20% of the average value of its portfolio.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-capitalization companies (“mid-cap companies”) (the “Name Rule Policy”). The Fund considers a company to be a mid-cap company if it has a market capitalization within the collective range of the Russell MidCap® Index and the S&P MidCap 400® Index. As of September 30, 2024, this range was approximately $151 million to $83.3 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign real estate investment trusts (“REITs”), which are companies that own and/or manage real estate properties. From time-to-time a significant percentage of the Fund's assets may be invested in issuers in a single sector. The sector weightings of the Fund are likely to change over time.

The Fund incorporates a mix of investment styles and philosophies, targeting a balance of growth and value over time. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing multiple sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser. The strategies for each sub-adviser are described as follows:

American Century Investment Management, Inc.
The sub-adviser invests in U.S. mid-cap companies, employing a fundamental, bottom-up process to seek to identify high-quality companies selling at a discount to fair value. The approach aims to balance participating in the market’s upside with mitigating its downside.

American Century Investment Management, Inc. (Avantis Investors division)
The sub-adviser invests in a broad set of U.S. mid-cap companies, taking into consideration valuation, profitability, and levels of investment when selecting and weighting securities. The strategy uses a systematic investment process designed to reduce unnecessary risks and costs.

Boston Partners Global Investors, Inc.
The sub-adviser invests in U.S. mid-cap companies and uses bottom-up fundamental analysis to make investment decisions. The strategy is designed to identify companies with attractive valuation, sound business fundamentals, and improving business momentum.

EARNEST Partners, LLC
The sub-adviser invests in U.S. mid-cap companies, using an industry-specific screening process to identify stocks with the greatest excess return potential. The team uses rigorous bottom-up analysis to build a portfolio of high-quality businesses with an emphasis on limiting downside risk.

Invesco Advisers, Inc.
The sub-adviser invests in U.S. mid-cap companies, focusing on growth companies that pioneer new markets or are industry leaders run by accomplished management teams. The process relies on bottom-up fundamental analysis and seeks to proactively manage risk.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser invests in U.S. mid-cap companies, using bottom-up research to build a high conviction portfolio, a focused group of stocks that it believes has the best performance potential, of businesses it believes are high-quality, such as those with durable competitive advantages, excellent management, and lower financial risk.

Principal Risks. Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over long or even short periods of time. The principal risks of investing in the Fund are:

•Management Risk. The Adviser’s investment strategies for the Fund, including the “manager of managers” approach described above, may not result in an increase in the value of your investment or in overall performance equal to other investments.

•General Market Risk. Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

•Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

•Common Stock Risk. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks of equity securities, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

•Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

•Value Stock Risk. Value stocks may perform differently from the market as a whole and may continue to be undervalued by the market for long periods of time.

•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

•Mid-Cap Company Risk. The Fund may invest substantially all of its assets in the stocks of mid-cap companies. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-cap companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

•Foreign Securities and Currency Risk. Non-U.S. securities are subject to risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The securities of foreign companies are frequently denominated in foreign currencies. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities. The income or dividends earned on foreign securities may be subject to foreign withholding taxes. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. The Fund may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.
•Liquidity Risk. Certain investments and markets can become illiquid at times and negatively impact the price of an investment if the Fund were to sell during times of illiquidity.

•Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

◦Industrials Sector Risk. To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

•REIT Risk. Adverse changes in general economic and local market conditions, supply or demand for similar or competing properties, taxes, governmental regulations or interest rates, as well as the risks associated with improving and operating property, may decrease the value of REITs in which the Fund may invest. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). Additionally, there is always a risk that a REIT will fail to qualify for favorable tax treatment.

•Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Performance. When the Fund has been in operation for a full calendar year, performance will be shown in the Prospectus and will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance. Updated performance information is available on the Fund’s website at https://columnfunds.com/ or by calling the Fund toll-free at 866-950-4644.

Management. Mason Street Advisors, LLC is the Fund’s investment adviser.

Sub-Advisers and Portfolio Managers. The Adviser allocates Fund assets among the following sub-advisers. Each sub-adviser’s portfolio managers are primarily responsible for the day-to-day management of the portion of the Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management.

American Century Investment Management, Inc.

Portfolio Manager	Primary Title	Years of Service with the Fund
Kevin Toney, CFA	Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager	Since Inception
Michael Liss, CFA, CPA	Vice President and Senior Portfolio Manager	Since Inception
Brian Woglom, CFA	Vice President and Senior Portfolio Manager	Since Inception
Nathan Rawlins, CFA	Portfolio Manager and Senior Investment Analyst	Since Inception

American Century Investment Management, Inc. (Avantis Investors division)

Portfolio Manager	Primary Title	Years of Service with the Fund
Daniel Ong, CFA	Senior Portfolio Manager	Since Inception
Eduardo Repetto, PhD	Chief Investment Officer	Since Inception
Mitchell Firestein	Senior Portfolio Manager	Since Inception
Ted Randall	Senior Portfolio Manager	Since Inception
Matthew Dubin	Portfolio Manager	Since January 2025

Boston Partners Global Investors, Inc.

Portfolio Manager	Primary Title	Years of Service with the Fund
Steve Pollack, CFA	Portfolio Manager	Since Inception
Tim Collard	Assistant Portfolio Manager	Since Inception

EARNEST Partners, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Paul E. Viera	Chief Executive Officer and Partner	Since Inception

Invesco Advisers, Inc.

Portfolio Manager	Primary Title	Years of Service with the Fund
Ronald Zibelli, Jr., CFA	Portfolio Manager (lead)	Since Inception
Justin Livengood, CFA	Portfolio Manager	Since Inception

Kayne Anderson Rudnick Investment Management, LLC

Portfolio Manager	Primary Title	Years of Service with the Fund
Jon Christensen, CFA	Portfolio Manager and Senior Research Analyst	Since Inception
Craig Stone	Portfolio Manager and Senior Research Analyst	Since Inception

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 27.

Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation
Purchase and Sale of Fund Shares. Shares of the Column Funds are available only to investors participating in certain advisory programs sponsored by NMWMC. NMWMC advisory program investors may purchase and sell (redeem) shares of the Funds only through NMWMC. There is no minimum amount for investment in the Funds.

Tax Information. A Fund’s distributions will be taxed as ordinary income or long-term capital gain, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed later upon withdrawal of monies from tax-deferred arrangements.

Payments to Financial Intermediaries
NMWMC’s advisory programs purchase and redeem shares of the Funds through a financial intermediary, and the Adviser and/or its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Investment Strategies, Related Risks and Disclosure of Portfolio Holdings
The following provides general investment information that applies to the Column Small Cap Select Fund, the Column Small Cap Fund, the Column Mid Cap Select Fund and the Column Mid Cap Fund (each, a “Fund,” and collectively, the “Funds”), unless otherwise noted. For a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ holdings as well as each Fund’s non-principal investment strategies and descriptions of investments, see the Funds’ Statement of Additional Information (“SAI”).

Investment Objectives
Each Fund’s investment objective of providing long-term capital appreciation, as well as the principal investment strategies discussed herein, are non-fundamental and may be changed without the approval of the Fund’s shareholders upon approval by the Board of Trustees and 60 days’ written notice to Fund shareholders.

Investment Strategies

General Investment Policies of the Funds

Name Rule Policies. Each Fund has a Name Rule Policy in place due to regulatory requirements relating to the name of the particular Fund that imposes an 80% investment minimum related to investments indicated by the Fund’s name. The Name Rule Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund will not change its Name Rule Policy without first changing the Fund’s name and providing Fund shareholders with at least 60 days’ prior written notice.

As noted in each Fund's principal investment strategy, each Fund may continue to hold investments in companies that move above or below the applicable capitalization range. However, in accordance with each Fund’s Name Rule Policy, any investments that fall outside of the applicable capitalization range generally will comprise less than 20% of a Fund’s net assets (plus any borrowings for investment purposes).

The Manager of Managers Approach and Application of Sub-Adviser Investment Strategies to the Funds. The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategies for each Fund. To further achieve the investment objectives of a Fund, the Adviser will utilize one or more sub-advisers with expertise in various types of investment strategies using a “manager of managers” approach. The sub-advisers may use a variety of investment techniques to achieve a Fund’s investment objective. The investment strategies employed by an individual sub-adviser as described in the Summary Sections and in further detail below are applied only to the segment of the Fund’s portfolio managed by such sub-adviser, and should not be considered as strategies of or limitations on a Fund’s portfolio as a whole. When determining the Fund’s allocation among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Portfolio characteristics include market capitalization, sector and industry weightings, growth and profitability measures, valuation measures, and risk factor exposures. The Adviser also considers individual holdings concentration and overlap among sub-advisers, as well as correlations between sub-

advisers’ historical and expected returns. The Adviser establishes investment guidelines for each sub-adviser but generally does not instruct sub-advisers on day-to-day investment decisions. As a non-principal investment consideration, some sub-advisers may take into account environmental, social and governance (“ESG”) factors as part of their overall investment decision-making. The consideration of ESG factors as part of a sub-adviser’s investment process does not mean that a Fund pursues a specific “impact” or “sustainable” investment strategy. ESG factors are not necessarily determinative with respect to any particular decision and the sub-advisers do not apply exclusionary screens.

The Adviser selects the sub-advisers for each Fund, subject to approval by the Board of Trustees, and allocates the assets of each Fund among its respective sub-advisers. The Adviser reviews a wide range of factors in evaluating each sub-adviser including, but not limited to, past investment performance during various market conditions, investment strategies and processes used, structures of portfolios and risk management procedures, reputation, experience and training of key personnel, correlation of results with other sub-advisers and assets under management.

Cash Management. The Adviser is responsible for managing cash flows into and out of each Fund resulting from the purchase and redemption of Fund shares. For cash management purposes, the Adviser typically invests in U.S. government securities, high-quality, short-term debt instruments (including investments in affiliated or unaffiliated money market funds and exchange-traded funds (“ETFs”) that invest in these types of securities). The Adviser may also use these instruments to manage a Fund’s overall risk exposure. The Adviser may determine to delegate cash management to one or more of a Fund’s sub-advisers from time-to-time.

Temporary Strategies. For temporary defensive purposes, in response to adverse market, economic, political, or other conditions, a Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Column Small Cap Select Fund - Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. The Fund defines small-cap companies as companies with market capitalizations within the collective range of the Russell 2000® Index and S&P SmallCap 600® Index. As of September 30, 2024, this range was approximately $11 million to $15.9 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in ADRs, EDRs and GDRs. Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign REITs, which are companies that own and/or manage real estate properties. The sub-advisers normally invest the Fund’s assets across different sectors, but from time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector, and the Fund’s assets may be invested in a smaller number of issuers than other more diversified funds. The sector weightings of the Fund are likely to change over time.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing a select group of sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser.

The strategies for each sub-adviser are described as follows:

Boston Partners Global Investors, Inc. (WPG Partners division)
This division of the sub-adviser uses a value approach to select investments for the Fund. Using this investment style, the sub-adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the sub-adviser believes to be their intrinsic values. The sub-adviser employs a bottom-up strategy, focusing on undervalued industries that the sub-adviser believes are experiencing positive change. The sub-adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The sub-adviser’s portfolio manager and its analytical team meet with hundreds of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the sub-adviser looks for in selecting investments include (without limitation):

•Increasing returns on invested capital.
•Companies who have demonstrated an ability to generate high return on invested capital. Companies which provide solid cash flows with appropriate capital.
•Potential catalysts such as new products, cyclical upturns and changes in management.
•Low market valuations relative to earnings forecast, book value, cash flow and sales.

The sub-adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the sub-adviser monitors and adjusts as appropriate.

Driehaus Capital Management LLC
The sub-adviser uses a growth style approach to select investments for the Fund. Investment decisions are based on the belief that fundamentally strong companies are more likely to generate superior earnings growth on a sustained basis and are more likely to experience positive earnings revisions. These decisions involve evaluating a company’s competitive position, evaluating industry dynamics, identifying potential growth catalysts and assessing the financial position of the company. The decision is also informed by the evaluation of relative valuation, macroeconomic and behavioral factors affecting the company and its stock price. The sub-adviser sells investments for a variety of reasons, including to take profits, changes to the fundamental investment thesis, changes in the risk/reward assessment of the holding, an assessment that the holding is efficiently priced, to make room for more attractive ideas or for other portfolio or risk management considerations.

Neuberger Berman Investment Advisers LLC
The sub-adviser combines two complementary strategies focused on U.S. small-cap companies. With respect to the first strategy, the sub-adviser’s portfolio managers generally look for what they believe to be undervalued companies whose current market shares and balance sheets are strong. In addition, the sub-adviser’s portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: a history of above-average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and a belief that the company has sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while endeavoring to limit the risks typically associated with small-cap stocks.

The sub-adviser’s portfolio managers follow a disciplined selling strategy and may sell a security when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The second strategy seeks companies trading below the sub-adviser’s portfolio managers’ estimate of their intrinsic value due to complexity, cyclicality, or interrupted growth and that they believe have the potential for appreciation over time. The sub-adviser’s portfolio managers’ estimate of a company’s intrinsic value represents their view of the company’s true, long-term economic value, the market’s view of which may be currently distorted by market inefficiencies. The intrinsic value estimate represents what the sub-adviser’s portfolio managers believe a company could be worth if it is acquired, if its profitability returns to its long-term average level, or if its valuation moves in line with those companies that the sub-adviser’s portfolio managers see as its publicly traded peers. The sub-adviser’s portfolio managers believe that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The sub-adviser’s portfolio managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with the following characteristics:

•Complex Companies: These companies typically have multiple lines of business that are in different industries or sectors and/or that have different growth rates and profitability characteristics.
•Cyclical Companies: These companies typically have ebbs and flows in their business depending on demand patterns for their products, the length of product cycles, or other transient factors.
•Companies in a Period of Interrupted Growth: Typically, these are companies in attractive, high growth markets that have suffered what the sub-adviser’s portfolio managers believe is a temporary setback and/or are in transition to a more mature, lower growth business model that focuses more on current earnings than on rapid growth.

In seeking to identify these types of companies, the sub-adviser’s portfolio managers perform an initial screening to identify those companies that have stock prices that are trailing the performance of the overall market and that the sub-adviser’s portfolio managers believe are attractive relative to current cash flows. Next, the sub-adviser’s portfolio managers establish an estimate of a company’s intrinsic value. The sub-adviser’s portfolio managers will invest in a company’s stock on the basis of the company’s discount to the sub-adviser’s portfolio managers’ estimate of intrinsic value and the sub-adviser’s portfolio managers’ belief in its potential for appreciation over time. In addition, the sub-adviser’s portfolio managers may invest in anticipation of a catalyst, such as a merger, liquidation, spin off, or management change. The sub-adviser’s portfolio managers will typically visit a company and interview its management team to help understand management’s incentives (such as equity ownership in the company and compensation plans), the merits of its strategic plan, and other factors that have the potential to increase the value of the company’s stock. The sub-adviser’s portfolio managers also integrate governance factors into the investment process. The sub-adviser’s portfolio managers establish an intrinsic value for a company’s stock when it is purchased and then continue to evaluate the company’s stock price versus their estimate of its intrinsic value to determine whether to maintain, add to, reduce or eliminate the position. The sub-adviser’s portfolio managers typically reduce or eliminate a position in a company’s stock if the stock’s price appreciates and the company’s discount to their estimate of its intrinsic value narrows. The sub-adviser’s portfolio managers’ decision to reduce or eliminate a position in a particular stock may also be driven by their belief that another company’s stock has a wider discount to their estimate of its intrinsic value. Changes in a company’s management or corporate strategy, or the failure of a company to perform as expected, may also cause the sub-adviser’s portfolio managers to reduce or eliminate a position in that company’s stock. At times, the sub-adviser’s portfolio managers may emphasize certain sectors that they believe will benefit from market or economic trend.

As part of their fundamental investment analysis the sub-adviser’s portfolio managers consider ESG factors they believe are financially material to individual investments. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the sub-adviser’s portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may enhance the strategy’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as other registered investment companies, cash and cash equivalents.

Vaughan Nelson Investment Management, L.P.
The sub-adviser uses a value approach to select investments for the Fund. The sub-adviser’s portfolio managers invest in small-cap companies with a focus on those companies meeting the sub-adviser’s return expectations. The sub-adviser uses a bottom-up, value-oriented investment process, seeking companies with the following characteristics, although not all of the companies selected will have these attributes:

•Companies earning a positive return on capital with stable-to-improving returns.
•Companies valued at a discount to their asset value.
•Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, the sub-adviser generally employs the following strategies:

•Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. The sub-adviser selects companies that it believes are out of favor or misunderstood.
•The sub-adviser starts with an investment universe of 5,000 securities. The sub-adviser then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
•The sub-adviser uses fundamental analysis to construct a portfolio that, in the opinion of the sub-adviser, is made up of quality companies with the potential to provide significant increases in share price over a three-year period.

The sub-adviser will generally sell a security when it reaches the sub-adviser’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from those expected at the time of investment.

Column Small Cap Fund - Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. The Fund defines small-cap companies as companies with market capitalizations within the collective range of the Russell 2000® Index and S&P SmallCap 600® Index. As of September 30, 2024, this range was approximately $11 million to $15.9 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in ADRs, EDRs and GDRs. Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign REITs, which are companies that own and/or manage real estate properties. From time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector. The sector weightings of the Fund are likely to change over time.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing multiple sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser.

The strategies for each sub-adviser are described as follows:

American Century Investment Management, Inc.
The sub-adviser uses a growth approach to select investments for the Fund. The sub-adviser’s portfolio managers look for stocks of smaller-sized companies they believe will increase in value over time, using an investment strategy developed by the sub-adviser. In implementing this strategy, the sub-adviser’s portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the sub-adviser’s strategy is based on the belief that, over the long term, stock price movements follow growth in earnings and revenues. The sub-adviser’s portfolio managers’ principal analytical technique involves the identification of companies with earnings and revenues that are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. In addition to accelerating growth, the strategy also may consider companies whose stocks demonstrate price strength relative to their peers. This means that the sub-adviser’s portfolio managers favor companies whose securities are the strongest performers compared to the overall market. These techniques help the sub-adviser’s portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria. The sub-adviser may sell stocks of companies experiencing decelerating growth or deteriorating fundamentals, or for valuation and risk-reward considerations.

American Century Investment Management, Inc. (Avantis Investors division)
This division of the sub-adviser uses a value approach to select investments for the Fund. To identify small-cap companies with higher profitability and value characteristics, the sub-adviser’s portfolio managers use reported and/or estimated company financials and market data including, but not limited to, shares outstanding, book value and its components, cash flows from operations, and accruals. The sub-adviser’s portfolio managers define “value characteristics” mainly as adjusted book/price ratio (though other price to fundamental ratios may be considered). The sub-adviser’s portfolio managers define “profitability” mainly as adjusted cash from operations to book value ratio (though other ratios may be considered). The sub-adviser’s portfolio managers may also consider other factors when selecting a security, including industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others. When the sub-adviser’s portfolio managers identify securities with the desired capitalization, profitability, value, and past performance characteristics, they seek to include these securities in the Fund’s portfolio. To determine the weight of a security within the portfolio, the sub-adviser’s portfolio managers use the market capitalization of the security relative to that of other eligible securities as a baseline, then overweight or underweight the security based on the characteristics described above. The sub-adviser’s portfolio managers may sell a security if it no longer has the desired market capitalization, profitability, or value characteristics. Sell candidates will generally have lower adjusted book-to-market or cash-based operating profitability within an eligible universe. When determining whether to sell a security, the sub-adviser’s portfolio managers will also consider, among other things, relative past performance, costs, and taxes. The sub-adviser’s portfolio managers review the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired broad set of small-cap companies.

Boston Partners Global Investors, Inc. (WPG Partners division)
This division of the sub-adviser uses a value approach to select investments for the Fund. Using this investment style, the sub-adviser seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what the sub-adviser believes to be their intrinsic values. The sub-adviser employs a bottom-up strategy, focusing on undervalued industries that the sub-adviser believes are experiencing positive change. The sub-adviser then uses both qualitative and quantitative methods to assess a security’s potential value. The sub-adviser’s portfolio manager and its analytical team meet with hundreds of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors the sub-adviser looks for in selecting investments include (without limitation):

•Increasing returns on invested capital.
•Companies who have demonstrated an ability to generate high return on invested capital. Companies which provide solid cash flows with appropriate capital.
•Potential catalysts such as new products, cyclical upturns and changes in management.
•Low market valuations relative to earnings forecast, book value, cash flow and sales.

The sub-adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the sub-adviser monitors and adjusts as appropriate.

Franklin Mutual Advisers, LLC
The sub-adviser uses a value approach to select investments for the Fund. The process employs fundamental analysis and seeks to balance risk and reward. In choosing investments that are undervalued, the sub-adviser focuses on companies that typically have one or more of the following characteristics:

•Stock prices that are low relative to current or historical or future earnings, book value, cash flow or sales -- all relative to the market, a company’s industry or a company’s earnings history
•Recent sharp price declines but the potential for good long-term earnings prospects, in the sub-adviser’s opinion
•Valuable intangibles not reflected in the stock price, such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued when it is less than the price at which the sub-adviser believes it would trade if the market reflected all factors relating to the company’s worth. The sub-adviser may consider a company to be undervalued in the marketplace because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the sub-adviser may invest in include, among other things, those that may be considered out of favor due to actual or perceived cyclical or secular challenges, or are experiencing temporary setbacks, mismanagement or under-management, are financially stressed, or facing diminished expectations.

In choosing investments, the sub-adviser conducts an in-depth analysis of a company’s long-term or normalized earnings and free cash flow potential, quality of management, ownership of valuable franchises, trademarks or trade names, control of distribution networks, underutilized assets and market share for particular products, balance sheet, and other factors that may identify the issuer as a potential investment. The sub-adviser considers selling a security when it no longer meets its value criteria, when a company’s financial condition, management, or fundamentals deteriorate; or when a better opportunity becomes available.

ESG related assessments of companies may also be considered. The sub-adviser does not assess every investment for ESG factors and, when it does, not every ESG factor may be identified or evaluated. The sub-adviser, from time to time, may have significant positions in particular sectors, such as financial services companies, industrials, consumer discretionary and technology.

The sub-adviser may invest up to 25% of its asset allocation in foreign securities.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser uses a growth approach to select investments for the Fund. The sub-adviser believes that owning a focused yet economically diversified portfolio of high quality companies may achieve attractive long-term risk-adjusted investment returns. The sub-adviser defines “high quality” as a qualitative business characteristic that enables a company to resist competitive forces and thereby produce high and enduring profitability. The sub-adviser applies thorough fundamental analysis to evaluate a company’s competitive attributes in order to identify high quality companies for the Fund’s portfolio.

Alongside other factors, the sub-adviser may consider ESG factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the sub-adviser’s assessment of eligible investments and may not be a determinative factor in the sub-adviser’s final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions, and issuers, and ESG factors and weights considered may change over time.

The sub-adviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry; or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements; or for valuation reasons.

Neuberger Berman Investment Advisers LLC
The sub-adviser combines two complementary strategies focused on U.S. small-cap companies. With respect to the first strategy, the sub-adviser’s portfolio managers generally look for what they believe to be undervalued companies whose current market shares and balance sheets are strong. In addition, the sub-adviser’s portfolio managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: a history of above-average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and a belief that the company has sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while endeavoring to limit the risks typically associated with small-cap stocks.

The sub-adviser’s portfolio managers follow a disciplined selling strategy and may sell a security when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The second strategy seeks companies trading below the sub-adviser’s portfolio managers’ estimate of their intrinsic value due to complexity, cyclicality, or interrupted growth and that they believe have the potential for appreciation over time. The sub-adviser’s portfolio managers’ estimate of a company’s intrinsic value represents their view of the company’s true, long-term economic value, the market’s view of which may be currently distorted by market inefficiencies. The intrinsic value estimate represents what the sub-adviser’s portfolio managers believe a company could be worth if it is acquired, if its profitability returns to its long-term average level, or if its valuation moves in line with those companies that the portfolio managers see as its publicly traded peers. The sub-adviser’s portfolio managers believe that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The sub-adviser’s portfolio managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with the following characteristics:

•Complex Companies: These companies typically have multiple lines of business that are in different industries or sectors and/or that have different growth rates and profitability characteristics.
•Cyclical Companies: These companies typically have ebbs and flows in their business depending on demand patterns for their products, the length of product cycles, or other transient factors.
•Companies in a Period of Interrupted Growth: Typically, these are companies in attractive, high growth markets that have suffered what the sub-adviser’s portfolio managers believe is a temporary setback and/or are in transition to a more mature, lower growth business model that focuses more on current earnings than on rapid growth.

In seeking to identify these types of companies, the sub-adviser’s portfolio managers perform an initial screening to identify those companies that have stock prices that are trailing the performance of the overall market and that the sub-adviser’s portfolio managers believe are attractive relative to current cash flows. Next, the sub-adviser’s portfolio managers establish an estimate of a company’s intrinsic value. The sub-adviser’s portfolio managers will invest in a company’s stock on the basis of the company’s discount to the portfolio managers’ estimate of intrinsic value and the portfolio managers’ belief in its potential for appreciation over time. In addition, the sub-adviser’s portfolio managers may invest in anticipation of a catalyst, such as a merger, liquidation, spin off, or management change. The sub-adviser’s portfolio managers will typically visit a company and interview its management team to help understand management’s incentives (such as equity ownership in the company and compensation plans), the merits of its strategic plan, and other factors that have the potential to increase the value of the company’s stock. The sub-adviser’s portfolio managers also integrate governance factors into the investment process, as discussed further below. The portfolio managers establish an intrinsic value for a company’s stock when it is purchased and then continue to evaluate the company’s stock price versus their estimate of its intrinsic value to determine whether to maintain, add to, reduce or eliminate the position. At times, the sub-adviser’s portfolio managers may emphasize certain sectors that they believe will benefit from market or economic trend.

The sub-adviser’s portfolio managers’ decision to reduce or eliminate a position in a particular stock may also be driven by their belief that another company’s stock has a wider discount to their estimate of its intrinsic value. Changes in a company’s management or corporate strategy, or the failure of a company to perform as expected, may also cause the sub-adviser’s portfolio managers to reduce or eliminate a position in that company’s stock.

As part of their fundamental investment analysis the sub-adviser’s portfolio managers consider ESG factors they believe are financially material to individual investments, where applicable, as described below. While this analysis is inherently subjective and may be informed by both internally generated and third-party metrics, data and other information, the sub-adviser’s portfolio managers believe that the consideration of financially material ESG factors, alongside traditional financial metrics, may enhance the strategy’s overall investment process. The consideration of ESG factors does not apply to certain instruments, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of ESG factors as part of the sub-adviser’s investment process does not mean that the Fund pursues a specific “impact” or “sustainable” investment strategy.

Vaughan Nelson Investment Management, L.P.
The sub-adviser uses a value approach to select investments for the Fund. The sub-adviser’s portfolio managers invest in small-capitalization companies with a focus on those companies meeting the sub-adviser’s return expectations. The sub-adviser uses a bottom-up, value-oriented investment process, seeking companies with the following characteristics, although not all of the companies selected will have these attributes:

•Companies earning a positive return on capital with stable-to-improving returns.
•Companies valued at a discount to their asset value.
•Companies with an attractive and sustainable dividend level.

In selecting investments for the Fund, the sub-adviser generally employs the following strategies:

•Value-driven investment philosophy that selects stocks selling at a relatively low value based on discounted cash flow models. The sub-adviser selects companies that it believes are out of favor or misunderstood.
•The sub-adviser starts with an investment universe of 5,000 securities. The sub-adviser then uses value-driven screens to create a research universe of companies with market capitalizations of at least $100 million.
•The sub-adviser uses fundamental analysis to construct a portfolio that, in the opinion of the sub-adviser, is made up of quality companies with the potential to provide significant increases in share price over a three-year period.

The sub-adviser will generally sell a security when it reaches the sub-adviser’s price target or when the issuer shows a change in financial condition, competitive pressures, poor management decisions or internal or external forces reducing future expected returns from those expected at the time of investment.

Column Mid Cap Select Fund - Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-cap companies. The Fund considers a company to be a mid-cap company if it has a market capitalization within the collective range of the Russell MidCap® Index and the S&P MidCap 400® Index. As of September 30, 2024, this range was approximately $151 million to $83.3 billion. The market capitalization range of these indices changes over time. Subject to the Name Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in ADRs, EDRs and GDRs. Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign REITs, which are companies that own and/or manage real estate properties. The sub-advisers normally invest the Fund’s assets across different sectors, but from time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector, and the Fund’s assets may be invested in a smaller number of issuers than other more diversified funds. The sector weightings of the Fund are likely to change over time.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing a select group of sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser.

The strategies for each sub-adviser are described as follows:

Boston Partners Global Investors, Inc.
The sub-adviser uses a value approach to select investments for the Fund. The sub-adviser seeks to identify attractively valued, high quality businesses that exhibit positive business momentum through integrated bottom-up fundamental and quantitative research. The sub-adviser examines various factors in determining the value characteristics of such issuers, including price-to-book value ratios and price-to-

earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The sub-adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria.

The sub-adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the sub-adviser monitors and adjusts as appropriate.

EARNEST Partners, LLC
The sub-adviser uses a core approach to select investments for the Fund. The sub-adviser employs a disciplined investment approach that seeks to identify companies that, in the sub-adviser’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The sub-adviser uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. The sub-adviser employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark.

The sub-adviser may sell a stock should the investment thesis be realized and reflected in the stock’s valuation; should the sub-adviser identify an investment opportunity that it believes has superior return and risk characteristics in which case the more attractive stock would result in the sub-adviser selling a less attractive stock so that it may continue to own only its best investment ideas; or should a company’s risk profile change for any number of factors that results in a change to the investment thesis.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser uses a core approach to select investments for the Fund. The sub-adviser believes that owning a focused yet economically diversified portfolio of high quality companies will achieve attractive long-term risk-adjusted investment returns. The sub-adviser defines “high quality” as a qualitative business characteristic that enables a company to resist competitive forces and thereby produce high and enduring profitability. The sub-adviser applies thorough fundamental analysis to evaluate a company’s competitive attributes in order to identify high quality companies for the Fund’s portfolio.

Alongside other factors, the sub-adviser may consider ESG factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the sub-adviser’s assessment of eligible investments and may not be a determinative factor in the sub-adviser’s final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions, and issuers, and ESG factors and weights considered may change over time.

The sub-adviser’s sell discipline seeks to dispose of holdings that, among other things, are the subject of negative developments individually or as an industry; or as necessary to provide funding to upgrade and improve portfolio holdings or meet diversification requirements; or for valuation reasons.

Column Mid Cap Fund - Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of net assets (plus any borrowings for investment purposes) in stocks of mid-cap companies. The Fund considers a company to be a mid-cap company if it has a market capitalization within the collective range of the Russell MidCap® Index and the S&P MidCap 400® Index. As of September 30, 2024, this range was approximately $151 million to $83.3 billion. The market capitalization range of these indices changes over time. Subject to the Name

Rule Policy, securities of companies whose market capitalizations no longer fall within this collective range after purchase may continue to be held by the Fund.

The Fund may invest in common stocks issued by U.S. and foreign companies. The Fund may also invest in ADRs, EDRs and GDRs. Depositary receipts represent interests in foreign securities on deposit by banks. The Fund may also invest in U.S. and foreign REITs, which are companies that own and/or manage real estate properties. From time-to-time a significant percentage of the Fund’s assets may be invested in issuers in a single sector. The sector weightings of the Fund are likely to change over time.

The Adviser is responsible for developing, constructing and monitoring the asset allocation and portfolio strategy for the Fund. The Adviser believes the Fund’s reward and risk characteristics can be enhanced, using a “manager of managers” approach, by employing multiple sub-advisory firms with distinct and complementary investment styles and approaches for the Fund. When determining the allocation of the Fund’s assets among sub-advisers, the Adviser uses proprietary qualitative and quantitative research, considering factors including, but not limited to, sub-adviser experience and investment approach, expected risk and return potential, portfolio characteristics, and costs. Sub-adviser asset allocations are determined by the Adviser and the Adviser may increase or decrease a sub-adviser’s asset allocation as deemed appropriate by the Adviser.

The strategies for each sub-adviser are described as follows:

American Century Investment Management, Inc.
The sub-adviser uses a value investment strategy seeking companies that are temporarily out of favor in the market. The sub-adviser’s portfolio managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the sub-adviser’s portfolio managers look for companies with earnings, cash flows and/or assets that may not accurately reflect the companies’ values as determined by the sub-adviser’s portfolio managers. The sub-adviser’s portfolio managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. The sub-adviser’s portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding securities of companies that meet their investment criteria and selling the securities of companies that do not.

The sub-adviser’s portfolio managers may sell stocks from their allocation of the Fund’s portfolio if they believe:

•A stock no longer meets their valuation criteria;
•A stock’s risk parameters outweigh its return opportunity;
•More attractive alternatives are identified; or
•Specific events alter a stocks’ prospects.

American Century Investment Management, Inc. (Avantis Investors division)
This division of the sub-adviser invests in a broad set of U.S. mid-cap companies, taking into consideration valuation, profitability, and levels of investment when selecting and weighting securities. The strategy uses a systematic investment process designed to reduce unnecessary risks and costs. The sub-adviser’s portfolio managers may also consider other factors when selecting a security, including industry classification, the past performance of the security relative to other securities, its liquidity, its float, and tax, governance or cost considerations, among others. When the sub-adviser’s portfolio managers identify securities with the desired capitalization, profitability, value, and past performance characteristics, they seek to include these securities in the Fund’s portfolio.

The sub-adviser’s portfolio managers may sell a security if it no longer has the desired market capitalization, profitability, or value characteristics. Sell candidates will generally have lower adjusted book-to-market or cash-based operating profitability within an eligible universe. When determining whether to dispose of a security, the sub-adviser’s portfolio managers will also consider, among other things, relative past performance, costs, and taxes. The sub-adviser’s portfolio managers review the criteria for inclusion in the portfolio on a regular basis to maintain a focus on the desired broad set of mid capitalization companies.

Boston Partners Global Investors, Inc.
The sub-adviser uses a value approach to select investments for the Fund. The sub-adviser seeks to identify attractively valued, high quality businesses that exhibit positive business momentum through integrated bottom-up fundamental and quantitative research. The sub-adviser examines various factors in determining the value characteristics of such issuers, including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. The sub-adviser selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth, and other investment criteria.

The sub-adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the sub-adviser monitors and adjusts as appropriate.

EARNEST Partners, LLC
The sub-adviser uses a core approach to select investments for the Fund. The sub-adviser employs a disciplined investment approach that seeks to identify companies that, in the sub-adviser’s view, demonstrate strong business fundamentals and earnings prospects that are not fully captured in the companies’ current market valuations. The sub-adviser uses a bottom-up investment process, employing fundamental and qualitative criteria to identify individual companies for potential investment in the Fund’s portfolio. The sub-adviser employs statistical analysis, which is designed to limit certain risks in the Fund’s portfolio versus the Fund’s benchmark.

The sub-adviser may sell a stock should the investment thesis be realized and reflected in the stock’s valuation; should the sub-adviser identify an investment opportunity that it believes has superior return and risk characteristics in which case the more attractive stock would result in the sub-adviser selling a less attractive stock so that it may continue to own only its best investment ideas; or should a company’s risk profile change for any number of factors that results in a change to the investment thesis.

Invesco Advisers, Inc.
The sub-adviser uses a growth approach to select investments for the Fund. In selecting investments for the Fund, the sub-adviser’s portfolio managers look for companies with high growth potential using a “bottom-up” stock selection process. The “bottom-up” approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and its industry position. The sub-adviser’s portfolio managers currently focus on high-growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages, and strong growth themes or new innovative products or services. The sub-adviser’s portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so. The portfolio managers monitor individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so. The factors considered by the sub-adviser’s portfolio managers may vary in particular cases and may change over time.

At times, the sub-adviser might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes, or may seek to benefit from what are considered to be “special situations,” such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer.

Kayne Anderson Rudnick Investment Management, LLC
The sub-adviser uses a core approach to select investments for the Fund. The sub-adviser believes that owning a focused yet economically diversified portfolio of high quality companies may achieve attractive long-term risk-adjusted investment returns. The sub-adviser defines “high quality” as a qualitative business characteristic that enables a company to resist competitive forces and thereby produce high and enduring profitability. The sub-adviser applies thorough fundamental analysis to evaluate a company’s competitive attributes in order to identify high quality companies for the Fund’s portfolio.

Alongside other factors, the sub-adviser may consider ESG factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. Consideration of ESG factors and risks is only one component of the sub-adviser’s assessment of eligible investments and may not be a determinative factor in the sub-adviser’s final decision on whether to invest in a security. In addition, the weight given to ESG factors may vary across types of investments, industries, regions, and issuers, and ESG factors and weights considered may change over time.

The sub-adviser will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the sub-adviser monitors and adjusts as appropriate.

Principal Risks of Investing in the Funds
Before investing in a Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in a Fund over long or even short periods of time. The Funds’ principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in a Fund, as applicable, regardless of the order in which it appears. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Catalyst Risk. (Small Cap Select Fund and Small Cap Fund only) Investing in companies in anticipation of a catalyst carries the risk that the catalyst may not happen as anticipated, possibly due to the actions of other market participants, or may happen in modified or conditional form, or the market may react to the catalyst differently than expected. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated or terminated or involve a longer time frame than originally contemplated. In addition, certain catalysts, such as emergence from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more stable companies. Securities of issuers undergoing such an event may be more volatile than other securities, may at times be illiquid, and may be difficult to value, and management of such a company may be addressing a situation with which it has little experience. In circumstances where the anticipated catalyst does not occur or the position is no longer an attractive investment opportunity, the Fund may incur losses by liquidating that position. If the catalyst later appears unlikely to occur or is delayed, the market prices of the securities may decline sharply. These investments may be highly speculative and an incorrect assessment of the risk associated with such an investment could result in significant losses to a Fund.

Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. As the Funds hold common stock, or common stock equivalents, of any given issuer, they are generally exposed to greater risk than if the Funds held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Cybersecurity Risk. With the widespread use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Depositary Receipts Risk. ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-U.S. companies, because their values depend on the performance of the underlying non-U.S. securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-U.S. dollar-denominated non-U.S. securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-U.S. dollar security is denominated. Certain countries may limit the ability to convert depositary receipts into the underlying non-U.S. securities and vice versa, which may cause the securities of the non-U.S. company to trade at a discount or premium to the market price of the related depositary receipt. The Funds may invest in depositary receipts through an unsponsored facility where the depositary issues the depositary receipts without an agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities. As a result, available information concerning the issuer may not be as current as for sponsored depositary receipts, and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

Equity Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Foreign Securities and Currency Risk. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

Many of the foreign securities in which the Fund invests will be denominated or quoted in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets.

General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risks of investing in securities held by the Funds. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in the Funds may be increased. Political and diplomatic events within the U.S. may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. Additionally, trade issues and, geopolitical conflicts, particularly with North Korea and in the Middle East, continue to be ongoing risks to future growth. Markets may react strongly to changes in these policies, which could increase volatility.

Growth Stock Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks and may be out of favor with investors at different periods of time. Compared to value stocks, growth stocks may experience larger price swings.

Management Risk. The ability of the Funds to meet their investment objectives is directly related to the Adviser’s investment strategies for the Funds, including the “manager of managers” approach described throughout this Prospectus. Your investment in a Fund varies with the effectiveness of the Adviser’s and sub-advisers’ research, analysis and asset allocation among portfolio securities. If the Adviser’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

Mid-Cap Company Risk (Mid Cap Select Fund and Mid Cap Fund only). The Funds may invest substantially all of their assets in the stocks of mid-cap companies. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-cap companies may pose additional risks, including liquidity risk, because these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, and armed conflict between Israel and Hamas in the Middle East. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Funds.

The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

REIT Risk. The Funds may invest indirectly in real estate by investing in REITs. These investments are subject to numerous risks, including, but not limited to, adverse changes in general economic and local market conditions, adverse developments in employment or local economic performance, changes in supply or demand for similar or competing properties, unfavorable changes in applicable taxes, governmental regulations or interest rates, and lack of available financing. The REITs in which the Funds invest may improve or operate real properties as well as buying and selling them, and accordingly those investments are also subject to risks associated with improving and operating property, such as the inability to maintain rental rates and occupancy levels in highly competitive markets, unavailability or increases in the cost of insurance, unexpected increases in the costs of refurbishment and improvements, unfavorable rent control laws and costs of complying with environmental regulations. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). If a REIT fails to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), then the REIT could become taxable as a corporation, which would likely have an adverse impact on the Fund’s investment. The Funds will generally have no control over the operations and policies of a REIT, and the Funds generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

Sector Risk. From time to time, based on market or economic conditions, the Funds may have significant positions in one or more sectors of the market. To the extent a Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

◦Industrials Sector Risk (Mid Cap Fund and Mid Cap Select Fund only). To the extent that the Fund invests a significant portion of its assets in the industrials sector, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the industrials sector. The industrials sector may be significantly affected by general economic trends, including such factors as import controls, commodity prices, and worldwide competition.

Small-Cap Companies Risk (Small Cap Select Fund and Small Cap Fund only). The Funds may invest substantially all of their assets in the stocks of small-cap companies. Investing in small-cap companies generally involves higher risks than investing in large capitalization companies as small-cap companies tend to have more limited product lines, markets, financial resources and management team depth. The stock prices of small-cap companies are often more volatile than the stock prices of larger capitalization companies and the risk of bankruptcy or insolvency of many small-cap companies (with the attendant losses to shareholders) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the stocks of some small-cap companies, it may take a Fund a longer period of time to reduce or liquidate its investments in certain stocks or the Fund’s selling activities could negatively impact the sale price received or the value of any remaining holdings. The inability to quickly liquidate a position may expose a Fund to greater market risk with respect to such position and may result in the Fund obtaining a lower sale price than would be the case if the Fund were able to liquidate the position immediately.

Value Stock Risk. Value stocks may react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, value stocks may continue to be inexpensive for long periods of time and may not ever realize their full value.

Portfolio Holdings Information
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual and semi-annual reports to Fund shareholders and in the quarterly holdings report on Part F of Form N-PORT. The annual and semi-annual reports to Fund shareholders on Form N-CSR may be obtained free of charge by contacting

Column Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling 866-950-4644 or by visiting the Funds’ website at https://columnfunds.com/. Part F of Form N-PORT is available on the SEC’s website at www.sec.gov.

Management of the Funds

The Adviser
The Funds have entered into an investment advisory agreement (the “Advisory Agreement”) with Mason Street Advisors, LLC (“Mason Street Advisors” or the “Adviser”), a wholly-owned subsidiary of Northwestern Mutual Life Insurance Company with principal offices located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. Mason Street Advisors is registered as an investment adviser with the SEC and was founded in 2001. As of September 30, 2024, the Adviser managed approximately $34.3 billion in assets.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, each Fund pays the Adviser a management fee computed daily and paid monthly, based on an annual rate equal to a percentage of the Fund’s average annual net assets, as set forth in the table below.

Fund	Management Fee
Column Small Cap Select Fund	0.78% on the first $250 million 0.76% on the next $250 million 0.74% on the next $500 million 0.72% over $1 billion
Column Small Cap Fund	0.78% on the first $250 million 0.76% on the next $250 million 0.74% on the next $500 million 0.72% over $1 billion
Column Mid Cap Select Fund	0.72% on the first $250 million 0.70% on the next $250 million 0.68% on the next $500 million 0.66% over $1 billion
Column Mid Cap Fund	0.72% on the first $250 million 0.70% on the next $250 million 0.68% on the next $500 million 0.66% over $1 billion

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for managing each Fund in accordance with its investment objectives and policies, and making recommendations with respect to the hiring, termination or replacement of one or more sub-advisers. The Adviser also maintains related records for the Funds.

Fund Expenses and Management Fee Waiver. Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed, through at least December 31, 2025, to waive its management fees with respect to a Fund to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods. The current fee waiver agreement can be terminated only by, or with the consent of, the Board of Trustees, or by the Adviser, upon 90 days’ written notice to the Board, at the end of the current term of the agreement.

For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Adviser received management fees of 0.47% (net of management fee waivers) of the Small Cap Select Fund’s average daily net assets, 0.41% (net of management fee waivers) of the Small Cap Fund’s average daily net assets, 0.38% (net of management fee waivers) of the Mid Cap Select Fund’s average daily net assets and 0.34% (net of management fee waivers) of the Mid Cap Fund’s average daily net assets.

Pursuant to an Administrative Services Agreement, the Adviser also provides or procures management of certain of the Funds’ administrative affairs, including review of shareholder reports and other regulatory filings prepared by the Funds’ administrator; oversight of the Funds’ primary service providers; periodic due diligence reviews of the Funds’ primary service providers; coordination and negotiation of contracts and pricing relating to the Funds’ primary service providers; and such other duties or services necessary for the appropriate operation of the Funds that are incidental to the foregoing services. For such administrative services, under the Administrative Services Agreement, each Fund pays the Adviser an administrative services fee computed daily and paid monthly, based on an annual rate equal to 0.02% of the Fund’s average net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Advisory Agreement between the Trust and the Adviser, on behalf of the Funds, is included in the Funds’ semi-annual report to shareholders on Form N-CSR for the fiscal period ended February 29, 2024.

The Funds, as series of the Trust, do not hold themselves out as related to any other series of the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series of the Trust.

The Sub-Advisers and Portfolio Managers
The Adviser has entered into a sub-advisory agreement with each sub-adviser, and the Adviser compensates each Fund’s sub-advisers out of the investment advisory fees it receives from the respective Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage and is responsible for the day-to-day portfolio management of the Fund. For sub-advisers that have a group of portfolio managers, such portfolio managers are jointly and primarily responsible for such day-to-day management. The Adviser oversees the sub-advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style. The Board of Trustees supervises the Adviser and the sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination and replacement of sub-advisers recommended by the Adviser.

The Adviser has applied for, and the SEC has granted, an exemptive order with respect to the Adviser that permits the Adviser, subject to certain conditions, to terminate an existing sub-adviser or hire a new sub-adviser for new or existing Funds, to materially amend the terms of particular agreements with a sub-adviser or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been adopted by the Board of Trustees with respect to the Funds and approved by each Fund’s initial shareholder. Consequently, under the exemptive order, the Adviser has the right to hire, terminate and replace sub-advisers when the Adviser, subject to the oversight and approval of the Board of Trustees, believes that a change would benefit a Fund. Within 90 days of retaining a new sub-adviser, shareholders of a Fund will receive notification of the change. The manager of managers structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit investment advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the Advisory Agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to a Fund, without shareholder approval. Furthermore, any sub-advisory agreement with an affiliate of a Fund or the Adviser will require shareholder approval.

A sub-adviser may not be actively managing assets for the Funds at all times at the discretion of the Adviser. Subject to the oversight of the Board of Trustees, the Adviser may allocate a Fund’s assets away from one or more sub-advisers. Situations in which the Adviser may make such a determination include the Fund’s level of assets, changes in the sub-adviser’s personnel or the sub-adviser’s adherence to an investment strategy.

The following sub-advisers are responsible for the day-to-day portfolio management of the respective Funds:

Column Small Cap Select Fund
Boston Partners Global Investors, Inc. (WPG Partners division)
Driehaus Capital Management LLC
Neuberger Berman Investment Advisers LLC
Vaughan Nelson Investment Management, L.P.

Column Small Cap Fund
American Century Investment Management, Inc.
American Century Investment Management, Inc. (Avantis Investors division)
Boston Partners Global Investors, Inc. (WPG Partners division)
Franklin Mutual Advisers, LLC
Kayne Anderson Rudnick Investment Management, LLC
Neuberger Berman Investment Advisers LLC
Vaughan Nelson Investment Management, L.P.

Column Mid Cap Select Fund
Boston Partners Global Investors, Inc.
EARNEST Partners, LLC
Kayne Anderson Rudnick Investment Management, LLC

Column Mid Cap Fund
American Century Investment Management, Inc.
American Century Investment Management, Inc. (Avantis Investors division)
Boston Partners Global Investors, Inc.
EARNEST Partners, LLC
Invesco Advisers, Inc.
Kayne Anderson Rudnick Investment Management, LLC

A discussion regarding the basis for the Board of Trustees’ approval of each sub-advisory agreement between the Adviser and each sub-adviser is included in the Funds’ semi-annual report to shareholders on Form N-CSR for the fiscal period ended February 29, 2024.

The following provides additional information about the sub-advisers and the portfolio managers (each, a “Portfolio Manager”) who are responsible for the day-to-day management of each Fund’s portfolio. Portfolio Managers are primarily responsible for the day-to-day management of the portion of a Fund’s portfolio that is allocated to the sub-adviser. For sub-advisers that have a group of Portfolio Managers, such Portfolio Managers are jointly and primarily responsible for such day-to-day management. The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of securities in the Funds.

American Century Investment Management, Inc. and American Century Investment Management, Inc. (Avantis Investors division)
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as an investment sub-adviser to the Small Cap Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of each Fund. American Century is a registered as an investment adviser with the SEC and has been managing mutual funds since 1958. As of September 30, 2024, American Century had approximately $263.2 billion in assets under management.

American Century Investment Management, Inc. (Avantis Investors division) (“Avantis Investors”) is a division of American Century. Avantis Investors manages separate portions of the Small Cap Fund and Mid Cap Fund’s portfolios.

Jackie Wagner
Ms. Wagner, Vice President and Senior Portfolio Manager, has been a member of the team that manages the strategy employed for the sub-adviser’s allocation of the Fund’s portfolio since 2009. She joined American Century Investments in 2005, became an analyst in 2009 and a portfolio manager in 2015. She has a bachelor’s degree in business administration and an MBA from the University of Missouri - Kansas City.

Jeff Hoernemann, CFA®
Mr. Hoernemann, Vice President and Portfolio Manager, has been a member of the team that manages the strategy employed for the sub-adviser’s allocation of the Fund’s portfolio since joining American Century in 2014 as senior investment analyst. He became a portfolio manager in 2017. He has a bachelor’s degree from Hamline University and an MBA from the University of St. Thomas. He is a CFA charterholder.

Kevin Toney, CFA®
Mr. Toney, Chief Investment Officer – Global Value Equity, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the strategy employed for the sub-adviser’s allocation of the Fund’s portfolio since 2004. He joined American Century Investments in 1999 and became a portfolio manager in 2006. He has a bachelor’s degree in commerce from the University of Virginia and an MBA from The Wharton School at the University of Pennsylvania. He is a CFA charterholder.

Michael Liss, CFA®, CPA
Mr. Liss, Vice President and Senior Portfolio Manager, has been a member of the team that manages the strategy employed for the sub-adviser’s allocation of the Fund’s portfolio since 2004. He joined American Century Investments in 1998 and became a portfolio manager in 2004. He has a bachelor’s degree in accounting and finance from Albright College and an MBA in finance from Indiana University. He is a CFA charterholder and a CPA.

Brian Woglom, CFA®
Mr. Woglom, Vice President and Senior Portfolio Manager, has been a member of the team that manages the strategy employed for the sub-adviser’s allocation of the Fund’s portfolio since 2005. He joined American Century Investments in 2005 as an investment analyst and became a portfolio manager in 2012.

He has a bachelor’s degree from Amherst College and an MBA from the Ross School of Business, University of Michigan. He is a CFA charterholder.

Nathan Rawlins, CFA®
Mr. Rawlins, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the strategy employed for the sub-adviser’s allocation of the Fund’s portfolio since joining American Century in 2015 as an investment analyst. He became a senior investment analyst in 2020 and a portfolio manager in 2022. He has a bachelor’s degree from the University of Kansas and an MBA from the Kelley School of Business, Indiana University. He is a CFA charterholder.

Daniel Ong, CFA®
Mr. Ong, Senior Portfolio Manager of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served as a senior portfolio manager and vice president at Dimensional Fund Advisors (“DFA”) from 2005 to 2019. He has a bachelor’s degree in economics from the University of California, Irvine and an MBA in finance and accounting from the University of Chicago Booth School of Business. He is a CFA charterholder.

Eduardo Repetto, Ph.D.
Mr. Repetto, Chief Investment Officer of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at DFA from 2000 to 2017, including as co-chief executive officer from 2010 to 2017, co-chief investment officer from 2014 to 2017 and chief investment officer from 2007 to 2014. He has a Diploma de Honor in civil engineering from the Universidad de Buenos Aires, a master’s degree in engineering from Brown University and a Ph.D. in aeronautics from the California Institute of Technology.

Mitchell Firestein
Mr. Firestein, Senior Portfolio Manager of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he served in investment management roles at DFA from 2005 to 2019, including as a senior portfolio manager and vice president in 2019 and as a portfolio manager from 2014 to 2018. He has a bachelor’s degree in finance and management from Tulane University.

Ted Randall
Mr. Randall, Senior Portfolio Manager of Avantis Investors, joined Avantis Investors in 2019. Prior to joining Avantis Investors, he was president and founder of Pro-Value Construction Services, Inc. from 2016 to 2018. From 2001 to 2015, he served in investment management roles at DFA, including as a portfolio manager and vice president from 2008 to 2015. He has a bachelor’s degree in business administration with a concentration in finance from the University of Southern California and a master’s degree in business administration from the Anderson School of Management at the University of California, Los Angeles.

Matthew Dubin
Mr. Dubin, Portfolio Manager of Avantis Investors, joined Avantis Investors in 2021 as an associate portfolio manager. He was promoted to portfolio manager in 2023. Prior to joining Avantis Investors, he was an investment associate at DFA from August 2017 to September 2021. He earned a bachelor’s degree in business administration with a concentration in finance from The University of Michigan’s Ross School of Business.

Boston Partners Global Investors, Inc. and Boston Partners Global Investors, Inc. (WPG Partners division)
Boston Partners Global Investors, Inc. (“Boston Partners”), One Beacon Street, 30th Floor, Boston, Massachusetts 02108, serves as an investment sub-adviser to the Mid Cap Select Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of each Fund. Boston Partners is registered as an investment adviser with the SEC and provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts. As of September 30, 2024, Boston Partners had approximately $108 billion in assets under management.

Boston Partners Global Investors, Inc. (WPG Partners division) (“WPG Partners”) is a division of Boston Partners. WPG Partners manages separate portions of the Small Cap Select Fund and Small Cap Fund’s portfolios.

Eric Gandhi, CFA®
Eric Gandhi, CFA®, joined WPG Partners in July 2012 as a research analyst with a concentration in technology, media, telecom and consumer. Prior to joining the firm, he was a member of the Applied Value Investing program at Columbia Business School. Prior to Columbia, Mr. Gandhi was an Associate in the investment banking division at Needham & Company. He graduated with a B.S. degree from the University of Maryland and received an M.B.A. from Columbia Business School. Mr. Gandhi holds the Chartered Financial Analyst® designation. Mr. Gandhi has fifteen years of investment experience, ten of which have been spent at WPG Partners specializing in small cap equity investing.

Richard A. Shuster, CFA®
Richard Shuster, CFA®, joined WPG Partners in mid-1999 to head the firm’s Small Cap Value Team. He joined the firm from APM Partners, where he was a Managing Partner, responsible for managing a small cap value hedge fund. Mr. Shuster began his investment career as a financial analyst with Donaldson Lufkin & Jenrette, later moving to First City Capital, where he spent three years as a Vice President, research analyst. Mr. Shuster was a portfolio manager with Value Equity Associates where he co-managed an event-driven stock portfolio. He holds a B.S. degree in economics from the University of Pennsylvania. He also holds the Chartered Financial Analyst® designation. Mr. Shuster has thirty-nine years of investment experience, twenty-one of which were spent specializing in small cap equity investing.

Gregory N. Weiss
Gregory Weiss joined WPG Partners in mid-1999 to work on the firm’s Small Cap Value team. He joined the firm from Bear Stearns where he began his investment career in 1995 as an equity analyst, responsible for covering the building materials, nonferrous metals, steel and steel-related industries. Mr. Weiss holds a B.A. degree in psychology from Cornell University. He has twenty-nine years of investment experience, twenty-three of which have been spent at WPG Partners specializing in small cap equity investing.

Steve Pollack, CFA®
Steve Pollack, CFA®, is a portfolio manager for the Boston Partners Mid Cap Value Equity product. He has been with Boston Partners since May of 2000. He joined the firm from Hughes Investments where he spent twelve years as an equity portfolio manager, managing value equity across the market capitalization spectrum. Mr. Pollack is a graduate from Georgia Institute of Technology and holds an M.B.A. from The Anderson School of Management at the University of California at Los Angeles. He holds the Chartered Financial Analyst® designation. Mr. Pollack began his career in the investment industry in 1984.

Tim Collard
Tim Collard is an assistant portfolio manager for the Boston Partners Mid Cap Value strategy. Prior to that role, he was an equity analyst with Boston Partners, specializing in the aerospace & defense, transportation, housing and automobile sectors of the equity market. He joined the firm in April 2018 from Shellback Capital where he was a founding partner and equity analyst. Prior to that, Mr. Collard worked as a research analyst at Vinik Asset Management and Diamondback Capital Management. He began his career in investment banking, working for America’s Growth Capital. Mr. Collard holds a B.A. degree in American Studies from Middlebury College. He began his career in the investment industry in 2005.

Driehaus Capital Management LLC
Driehaus Capital Management LLC (“Driehaus”), 25 East Erie Street, Chicago, Illinois 60611, serves as an investment sub-adviser to the Small Cap Select Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Driehaus is registered as an investment adviser with the SEC and was founded in 1982. Driehaus provides discretionary advisory and sub-advisory services to U.S. and non-U.S. clients, including corporate pension plans, public plans, endowments, foundations, single and multi-family offices, mutual funds, pooled investment vehicles and high net worth individuals. As of September 30, 2024, Driehaus had approximately $19.7 billion in assets under management.

Jeff James
Jeff James serves as the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund sub-advised by Driehaus. Mr. James joined Driehaus in 1997 as a sector analyst covering the information technology and energy sectors. In 1998, he assumed portfolio management duties for the Driehaus Micro Cap Growth strategy, in 2006 for the Driehaus Small Cap Growth strategy and in 2012 for the Driehaus Small/Mid Cap Growth strategy. He began his career with Lehman Brothers in 1990. From 1991 through 1997, Mr. James worked at the Federal Reserve Bank of Chicago as an analyst. Mr. James received his B.S. in Finance from Indiana University in 1990 and an M.B.A. from DePaul University in 1995.

Michael Buck
Michael Buck supports Mr. James with investment research, security selection and portfolio construction. Mr. Buck has investment decision-making responsibilities subject to Mr. James’ approval. Mr. Buck began his career in 2001 with Deloitte Consulting. In 2002, he joined Driehaus, where he also serves as a senior research analyst focusing on U.S. micro-cap and small-cap stocks within the consumer discretionary, consumer staples and financials sectors. Mr. Buck is a portfolio manager for the Driehaus Micro Cap Growth strategy, Driehaus Small Cap Growth strategy and the Driehaus Small/Mid Cap Growth strategy. Mr. Buck received a B.A. in Economics and Cello Performance from Northwestern University in 2000.

Prakash Vijayan, CFA®
Prakash Vijayan, CFA® supports Mr. James with investment research, security selection and portfolio construction. Mr. Vijayan has certain responsibilities for investment decision-making, subject to the approval of Mr. Buck or Mr. James. Mr. Vijayan began his career as an equity research analyst for Beekman Capital Management in 2005 covering the technology, media and telecommunications sectors prior to joining Driehaus in 2010. He received his Bachelors of Technology degree in mechanical engineering from Indian Institute of Technology in 2003 and a Masters of Science in mechanical engineering from Arizona State University in 2005. Mr. Vijayan is a CFA charterholder.

EARNEST Partners, LLC
EARNEST Partners, LLC (“EARNEST Partners”), 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309, serves as an investment sub-adviser to the Mid Cap Select Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. EARNEST Partners is registered as an investment adviser with the SEC and was established in 1998. EARNEST Partners is responsible for overseeing over $25 billion for municipalities, states, corporations, endowments, eleemosynary groups, and universities. As of September 30, 2024, EARNEST Partners had approximately $38.9 billion in assets under management.

Paul E. Viera
Mr. Viera is the founder of EARNEST Partners, an investment firm responsible for overseeing over $30 billion for municipalities, states, corporations, endowments, and universities. He has a BA in economics from the University of Michigan, an MBA from the Harvard Business School, and has over 30 years of investment experience. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined Invesco, where he became a Global Partner and senior member of its Investment Team.

Franklin Mutual Advisers, LLC
Franklin Mutual Advisers, LLC (“Franklin”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, serves as an investment sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Franklin is registered as an investment adviser with the SEC and was founded in 1996. Franklin provides investment advisory and portfolio management services to U.S. registered funds and non-U.S. registered funds, as well as separate accounts. Franklin also manages, advises or sub-advises certain sub-advised accounts. As of September 30, 2024, Franklin had approximately $35.5 billion in assets under management.

Steven Raineri
Steven B. Raineri is Senior Vice President and Portfolio Manager for Franklin. Mr. Raineri joined Franklin in 2005. He has been in the investment industry for more than 20 years. Mr. Raineri began his career at Gabelli & Company, and has also worked for Dresdner Kleinwort Wasserstein and WoodAllen Capital Management. He also spent several years as a business valuation analyst for Arthur Andersen and J&W Seligman Valuations. Mr. Raineri holds a B.B.A. in finance from the Bernard Baruch College Zicklin School of Business and an M.B.A. in finance from the Fordham University Gabelli School of Business.

Christopher Meeker, CFA®
Christopher Meeker, CFA®, Vice President and Portfolio Manager/Research Analyst of Franklin. Mr. Meeker has been in the financial services industry since 2000 and has been a value-focused equity research analyst since 2005, covering multiple sectors, market capitalizations and geographies. Prior to joining Franklin Templeton in September 2012, Mr. Meeker worked as a senior research analyst at Federated Global Investment Management. Mr. Meeker also has prior investment experience at Farr, Miller & Washington LLC, a boutique asset manager.

Nicholas Karzon, CFA®
Nicholas Karzon, CFA®, Vice President and Portfolio Manager/Research Analyst for Franklin. Prior to joining Franklin Templeton in April 2014, Mr. Karzon worked as an equity research analyst with Credit Suisse in New York where he covered regional banks in the United States. Mr. Karzon holds a B.A. in economics from Yale University and is a Chartered Financial Analyst (CFA) charterholder.

Invesco Advisers, Inc.
Invesco Advisers, Inc. (“Invesco”), 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309, serves as an investment sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976. Invesco is an indirect wholly-owned subsidiary of Invesco, Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. Invesco provides discretionary and non-discretionary investment advisory services to individuals, institutional and high net worth clients through separate accounts, wrap programs and U.S. registered investment companies, other commingled investment vehicles and other similar arrangements. As of September 30, 2024, Invesco, Ltd. managed approximately $1.5 trillion in assets.

Ronald Zibelli, Jr. CFA®
Ronald Zibelli serves as CIO U.S. Growth Equities, Team Leader of the Discovery Growth Team, and as Senior Portfolio Manager of the Small Cap Growth, Mid Cap Growth, Large Cap Growth and Multi-Cap Growth strategies. Prior to joining the firm in May 2006, Mr. Zibelli was a managing director and the small-cap growth team leader at Merrill Lynch Investment Managers. He began at Merrill Lynch Investment Managers in February 2000. Prior to that, he spent over 11 years at Chase Manhattan Bank from March 1988 to August 1999. Mr. Zibelli holds a B.A. in finance from Lehigh University. He is a CFA® charterholder and a member of the New York Society of Security Analysts.

Justin Livengood, CFA®
Justin Livengood is a Senior Portfolio Manager for the Mid Cap Growth and Health Care strategies. He also serves as senior research analyst responsible for the health care, real estate, and financial service sectors. Before joining the firm in May 2006, Mr. Livengood was a vice president and fund analyst with Merrill Lynch Investment Managers where he specialized in financial services, health care, energy and basic materials for the Merrill Lynch Small Cap Growth Fund. Mr. Livengood holds a B.S. in business administration with a concentration in accounting and finance from Georgetown University and an M.B.A. from Harvard Business School. He is also a CFA® charterholder.

Kayne Anderson Rudnick Investment Management, LLC
Kayne Anderson Rudnick Investment Management, LLC (“KAR”), 2000 Avenue of the Stars, Suite 1110, Los Angeles, California 90067, serves as an investment sub-adviser to the Small Cap Fund, Mid Cap Select Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. KAR is registered as an investment adviser and was founded in 1984. KAR provides discretionary advisory and sub-advisory investment services and manages investment advisory accounts for institutions, charitable organizations and endowments, professional and religious organizations, corporations and other commercial entities, pension and profit-sharing plans, insurers, banks, family offices, private pooled funds, open-end investment companies, closed-end funds, UCITS, collective investment trusts, registered investment advisers, individuals, trusts, and estates. As of September 30, 2024, KAR had approximately $69.8 billion in assets under management.

Jon Christensen, CFA®
Jon Christensen, CFA®, is a Portfolio Manager and a Senior Research Analyst with primary research responsibilities for the small and mid-capitalization healthcare and industrials sector. Before joining KAR in 2001, Mr. Christensen was a Portfolio Manager and Senior Research Analyst for Doheny Asset Management and has approximately 28 years of equity research experience. He earned a B.S. in Mathematics/Applied Science from the University of California, Los Angeles, and an M.B.A. from the California State University, Long Beach. Mr. Christensen is a CFA® charterholder.

Craig Stone
Craig Stone is Co-Chief Investment Officer, Portfolio Manager and Senior Research Analyst with primary research responsibilities for the small and mid-capitalization real estate and consumer discretionary sectors. He has approximately 34 years of equity research experience. Before joining KAR in 2000, Mr. Stone was a Portfolio Manager at Doheny Asset Management. He earned a B.S. in International Business from San Francisco State University and an M.B.A. from the University of Southern California.

Todd Beiley, CFA®
Todd Beiley, CFA®, is Head of Research, Portfolio Manager, and Senior Research Analyst with primary research responsibilities for the small and mid-capitalization financials and information technology sectors. Before joining KAR in 2002, he worked as an Associate Analyst in equity research at Prudential Securities and before that was an Equity Research Associate at RNC Capital Management. He has approximately 24 years of equity research experience. Mr. Beiley earned a B.S. in Finance from Northern Arizona University and an M.B.A. from the University of Southern California. Mr. Beiley is a CFA® charterholder.

Neuberger Berman Investment Advisers LLC
Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, serves as an investment sub-adviser to the Small Cap Select Fund and Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. NBIA is registered as an investment adviser with the SEC and was founded in 2002. NBIA provides a wide range of discretionary and non-discretionary investment management services to a variety of clients, including individuals, institutions, registered investment companies, non-U.S. registered funds and private investment funds. As of September 30, 2024, NBIA and its affiliates had approximately $509 billion in assets under management.

Robert W. D’Alelio
Robert D’Alelio, Managing Director, joined the firm in 1996. Previously, he spent 15 years at Putnam Investments as an equity analyst and later, as a senior vice president and portfolio manager. Mr. D’Alelio began his investment career in 1979 as an analyst at the Bank of New England. He earned a BA from the University of Massachusetts and an MBA from Babson College.

Brett S. Reiner
Brett Reiner, Managing Director, joined the firm in 2000. Mr. Reiner joined the Small Cap Team in 2003. Prior to joining the firm, he spent 11 years as a project manager at Mars & Co. Consulting. Mr. Reiner received a BSE from the University of Pennsylvania’s Wharton School of Business and graduated summa cum laude.

Gregory G. Spiegel
Gregory Spiegel, Managing Director, joined the firm in 2012. Previously, he was Director of Research at Tourmalet Advisors, where he covered global equities and oversaw that firm’s research analysts. His investment career has included a number of analyst and portfolio management positions with Pequot Capital Management, Inc., Pilot Advisors, L.P., Bear Stearns & Co., Inc., Glickenhaus & Co., and Herzog, Heine & Geduld. Mr. Spiegel earned an MBA from Columbia Business School and a BS from Boston University.

Benjamin H. Nahum
Benjamin Nahum, Managing Director, joined the firm in 2008 when David J. Greene and Company, LLC was acquired by the firm. Prior to the acquisition, he was an Executive Vice President and Principal at

David J. Greene and Company, LLC where he managed the Small/SMid cap strategies since inception in 1997. He was also a member of the firm’s investment committee. Mr. Nahum holds a BA from Clark University and a JD from Brooklyn Law School.

James F. McAree
James McAree, Managing Director, joined the firm in 2008 when David J. Greene and Company was acquired by the firm. Prior to the acquisition, he was a Principal and Research Analyst at David J. Greene and Company, LLC where he was responsible for stock recommendations and ongoing research. Previously, he was a Senior Vice President at Investment Counselors of Maryland where he was the co-manager of a $1.5 billion institutional Small Cap stock mutual fund. Prior to that, Jim spent five years at Lazard Frères & Co. LLC as a sell-side equity Research Analyst and two years at Dillon Capital Management as an Equity Analyst. He also spent five years as a general partner at McBell Management, a residential real estate development partnership. He holds a BS in General Engineering from the United States Military Academy and an MBA in Finance from the University of Michigan.

Amit Solomon, Ph.D.
Dr. Solomon, Managing Director, joined the firm in 2008 when David J. Greene and Company was acquired by the Firm. Prior to the acquisition, he was a Principal and a Research Analyst at David J. Greene and Company, LLC. His responsibilities included fundamental research and quantitative portfolio analysis. Previously, he was a Vice President in the Investment Banking division of Salomon Smith Barney, where he advised technology, media, telecom, and industrial clients on capital structure, valuation, and M&A issues. Before obtaining his PhD, Amit co-founded and held management positions with several early stage software companies. He has lectured at MIT and is the author of several professional and academic research papers in the field of Finance. Amit holds a BA in Economics and Mathematics from Tel Aviv University and a PhD in Financial Economics from the Massachusetts Institute of Technology.

Vaughan Nelson Investment Management, L.P.
Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), 600 Travis Street, Suite 3800, Houston, Texas 77002, serves as an investment sub-adviser to the Small Cap Select Fund and Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. Vaughan Nelson is registered as an investment adviser with the SEC and was founded in 1970. Vaughan Nelson provides investment advisory services to mutual funds, wrap accounts, commingled accounts, institutional accounts, high net worth individuals and other entities. As of September 30, 2024, Vaughan Nelson had approximately $18.3 billion in assets under management.

Chris Wallis, CFA®, CPA
Chris Wallis, CFA®, CPA, CEO/CIO has been with Vaughan Nelson since 1999 and serves as a senior portfolio manager on the equity team. Prior to Vaughan Nelson, he was an Associate at Simmons & Company International from 1998 to 1999, and a manager at Coopers & Lybrand, LLP from1991 to 1996. Mr. Wallis has 31 years investment management/financial analysis and accounting experience. He holds a B.B.A. in Accounting from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis is a CFA® charterholder and a Certified Public Accountant.

James Eisenman, CFA®, CPA
James Eisenman, CFA®, CPA has been with Vaughan Nelson since 2005 and serves as a portfolio manager on the equity team. Prior to Vaughan Nelson, he was a senior associate at PricewaterhouseCoopers LLP from 2002 to 2005. Mr. Eisenman has 21 years financial services and accounting experience. He holds a B.B.A. with Honors in Accounting, and a Master’s in Accounting from Ohio State University. Mr. Eisenman is a CFA® charterholder and a Certified Public Accountant.

CFA® is a registered trademark owned by the CFA Institute.

Shareholder Information

Shareholder Servicing Plan
The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan that allows the Funds to make payments to financial intermediaries and other persons for certain personal services for shareholders and/or the maintenance of shareholder accounts. Currently, these fees are used to make payments to Pershing LLC, the financial intermediary used by NMWMC advisory programs that offer the Funds’ shares. The shares of each Fund are subject to a shareholder servicing fee at an annual rate not to exceed 0.10% of the Fund’s average daily net assets. Because these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in a Fund and may cost you more than paying other types of sales charges.

Share Price
The price of a Fund’s shares is its NAV. The NAV is calculated by dividing the value of a Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). The NAV will not be calculated on days on which the NYSE is closed for trading. If the NYSE closes early, the Funds will calculate the NAV at the closing time on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

Each equity security owned by a Fund, including depositary receipts, that is listed on a national securities exchange, except for portfolio securities listed on the NASDAQ Stock Market, LLC (“NASDAQ”) is valued at its last sale price or official closing price on that exchange on the close of that exchange on the date as of which assets are valued. If a security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the security is traded.

Portfolio securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the most recent quoted bid price at the close of the exchange on such day or the security is valued at the latest sale price on the “composite market” for the day such security is being valued. The composite market is defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter (“OTC”) markets as published by a Pricing Service.

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at prices supplied by an approved independent pricing service (“Pricing Service”). Where the price of a long-term debt security is not available from a Pricing Service, the most recent quotation from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the bid price. When a Fund buys a when-issued, new issue or delayed delivery debt security and the security is not yet being traded or priced by a Pricing Service, the security will be valued at cost. Thereafter, the security will be valued at its market value or its fair value if the security has not commenced trading or is not priced by a Pricing Service for longer than five days. Any discount or premium is accreted or amortized using the constant yield method until maturity. Forward currency contracts are valued at the mean between the bid and asked price.

Pricing services that value fixed-income securities generally utilize a range of market-based and security specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If market quotations are not readily available or deemed unreliable, a security or other asset will be valued at its fair value in accordance with Rule 2a-5 under the 1940 Act as determined under the Adviser’s fair value pricing procedures subject to oversight by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that the security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Funds’ shares are accurately priced. The Adviser will regularly evaluate whether a Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of a Fund and the quality of prices obtained.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when a Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market-value pricing. The Adviser anticipates that the Funds’ portfolio holdings will be fair valued only if market quotations for those holdings are not readily available or are considered unreliable.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign in good order markets open on the following business day. If such events occur, the Funds will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of these evaluated prices can reduce an investor’s ability to seek to profit by estimating a Fund’s NAV in advance of the time the NAV is calculated. In the event a Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when a Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

How to Purchase Shares
Fund shares are only available to investors participating in certain advisory programs sponsored by NMWMC. NMWMC advisory program investors may purchase shares of the Funds only through NMWMC. Payment for shares must be received by the Funds (or a NMWMC advisor or its authorized agent) within three business days after the order is placed in good order. Each Fund reserves the right to reject purchase orders or to stop offering shares without notice. There is no minimum amount for investment in the Funds.
Shares of the Funds have not been registered for sale outside of the United States. The Funds generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

How to Redeem Shares
Orders to redeem shares must be placed directly with your NMWMC financial advisor. All redemption requests accepted by the Funds (or a NMWMC advisor or its authorized agent) before 4:00 p.m. Eastern time on any business day the NYSE is open will be executed at that day’s NAV. If you discontinue your participation in the advisory programs of NMWMC or for any other reason are no longer an eligible shareholder, your shares in a Fund may be subject to compulsory redemption by the Fund.

Please note, under unusual circumstances, the Funds may suspend redemptions, as permitted by federal securities law. A Fund may delay paying redemption proceeds for up to 7 calendar days after receiving a request if an earlier payment could adversely affect the Fund.

Payment of Redemption Proceeds. Redemption requests cannot be processed on days the NYSE is closed. Redemption proceeds with respect to all requests received by the Funds (or a NMWMC advisor or its authorized agent) in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent one to three business days following the receipt of your redemption request.

The Funds typically expect they will hold cash or cash equivalents to meet redemption requests. A Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly under normal market conditions and may also be used during periods of stressed market conditions.

If a Fund (or a NMWMC advisor or its authorized agent) has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date or until your payment has cleared. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Funds may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days as determined by the SEC: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

Signature Guarantees. A signature guarantee may be required for certain redemption requests. Signature guarantees can be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”), but not from a notary public.

Redemptions in-Kind. The Funds generally pay redemption proceeds in cash. However, the Trust, on behalf of the Funds, has filed a notice of election under Rule 18f-1 under the 1940 Act, under which the Trust, on behalf of the Funds, has reserved the right for the Funds to redeem in-kind under certain circumstances, meaning that redemption proceeds are paid in liquid securities with a market value equal to the redemption price. These securities redeemed in-kind remain subject to general market risks until sold. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges when converting the securities to cash. For federal income tax purposes, redemptions in-kind are taxed in the same manner to a redeeming shareholder as redemptions paid in cash and may generate taxable gains.

Redemption in-kind proceeds are limited to securities that are traded on a public securities market or for which quoted bid prices are available. In the unlikely event that a Fund does redeem shares in kind, the procedures utilized by the Fund to determine the securities to be distributed to redeeming shareholders will generally be representative of a shareholder’s interest in the Fund’s portfolio securities. However, a Fund may also redeem in kind using individual securities as circumstances dictate. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used in circumstances as described above and during periods of stressed market conditions. The Funds have in place a line of credit that may be used to meet redemption requests during periods of stressed market conditions. Additional information about the line of credit is available in the SAI.

Exchanging Shares
You may exchange all or a portion of your investment from one Column Fund to an identically registered account in another Column Fund. NMWMC advisory program investors may exchange shares of the Funds only through NMWMC. If you no longer participate in an NMWMC advisory program but continue to hold Fund shares in a financial intermediary account, such shares will not be eligible for exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange of Fund shares is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

Tools to Combat Frequent Transactions
The Funds are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Funds’ investment program and create additional transaction costs that are borne by all of the Funds’ shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Funds take steps to reduce the frequency and effect of these activities in the Funds. These steps include, among other things, monitoring trading activity and using fair value pricing, when the Adviser determines current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Funds seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with shareholder interests. Except as noted herein, the Funds apply all restrictions uniformly in all applicable cases. Certain transactions are excluded when determining whether trading activity is excessive, including (i) systematic withdrawal and/or contribution programs; (ii) scheduled rebalancing model trading; (iii) tax-efficient management (e.g., tax loss harvesting); and (iv) liquidations of Fund shares due to the termination of an NMWMC advisory program.

Monitoring Trading Practices. The Funds monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Funds believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Funds seek to act in a manner that they believe is consistent with the best interests of their shareholders. The Funds use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Funds in their sole discretion. To minimize harm to the Funds and their shareholders, the Funds reserve the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice. The Funds may decide to restrict purchase and sale activity in their shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Funds employ fair value pricing selectively to ensure greater accuracy in their daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. The Adviser has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or the Funds’ Pricing Service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security’s fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on judgment. Fair value determinations are made in good faith in accordance with procedures adopted by the Adviser. There can be no assurance that the Funds will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share. More detailed information regarding fair value pricing and changes to the Funds’ fair value pricing procedures can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Funds receive purchase and sale orders through financial intermediaries that use group or omnibus accounts, the Funds cannot always detect frequent trading. However, the Funds will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Funds have entered into information sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the Funds, at the Funds’ request, certain information relating to their customers investing in the Funds through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from shareholders who are found to have engaged in abusive trading in violation of the Funds’ policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Funds’ ability to monitor and discourage abusive trading practices in non-disclosed or omnibus accounts may be limited.

Other Fund Policies
Payments to NMWMC. Participants in NMWMC advisory programs pay fees to NMWMC for investment advisory services. Please refer to your NMWMC advisory account disclosure brochure for more information about the fees for NMWMC advisory services and your NMWMC advisory services account. These fees are not reflected in the fees and expenses described elsewhere in this Prospectus.

Closure of a Fund. The Adviser retains the right to close a Fund (or partially close a Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Adviser may decide to close a Fund to new investors, all investors or certain classes of investors (such as Fund supermarkets) at any time. If a Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. If you would like to discontinue householding for your accounts, please call toll-free at 866-950-4644 to request individual copies of these documents, or if your shares are held through an Authorized Intermediary, please contact them. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies within 30 days after receiving your request. This policy does not apply to account statements.

Distribution of Fund Shares

The Distributor
Northwestern Mutual Investment Services, LLC (the “Distributor”), affiliate of the Adviser, is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The offering of the Funds’ shares is continuous, and the Distributor distributes the Funds’ shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Funds.

Distributions and Taxes

Distributions
The Funds will make distributions of net investment income and net capital gain, if any, at least annually, typically within the month of December. The Funds may make additional distributions if they deem it desirable at another time during any year.

All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you wish to change your distribution option, please contact your NMWMC financial advisor in advance of the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if the check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV per share and to reinvest all subsequent distributions.

Federal Income Tax Consequences
Changes in income tax laws, potentially with retroactive effect, could impact the Funds’ investments or the tax consequences to you of investing in the Funds. Some of these changes could affect the timing, amount and tax treatment of a Fund’s distributions made to shareholders. Please consult your tax advisor before investing.

Distributions of a Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to such Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that a Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent such Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that a Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and cannot generally be offset by a shareholder’s capital losses from other investments.

Distributions of a Fund’s net capital gain (net long-term capital gain less net short-term capital loss) are generally taxable to such Fund’s shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for qualified dividend income treatment or the dividends-received deduction referred to above.

You will be taxed in the same manner whether you receive your distributions (of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income, or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, exchange or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale, exchange or redemption (including in-kind redemptions) and how long the shares were held by a shareholder. Gain or loss realized upon a sale, exchange or redemption of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as a short-term capital gain or loss. Any loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase a Fund’s shares (through reinvestment of distributions or otherwise) within 30 days before or after selling, exchanging or redeeming such Fund’s shares at a loss, all or part of your loss will not be deductible and will instead increase the basis of the new shares.

The Funds are required to report to certain shareholders and the Internal Revenue Service (“IRS”) the cost basis of Fund shares acquired when those shareholders subsequently sell, exchange or redeem those shares. The Funds will determine the cost basis of such shares using the average cost method unless you elect in writing any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Funds for the preceding year will be reported to shareholders annually. Distributions made by the Funds may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Derivative Actions
Pursuant to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”), and subject to the limitations disclosed in the Declaration of Trust, Fund shareholders may only bring a derivative action if (i) the shareholder or shareholders make a pre-suit demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed (as defined in the Declaration of Trust); (ii) shareholders eligible to bring such derivative action under the Delaware Statutory Trust Act who hold at least 10% of the outstanding voting securities of the Trust, or 10% of the outstanding voting securities of the series or class to which such action relates, shall join in the request for the Board of Trustees to commence such action; and (iii) the Board of Trustees is afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable series or class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board of Trustees in the event that the Trustees determine not to bring such action, do not apply to claims brought under federal securities laws.

Financial Highlights
The financial highlights tables below show each Fund’s financial performance information for the fiscal period from December 11, 2023 (the commencement of operations) through August 31, 2024. Certain information reflects financial results for a single share of a Fund. The total returns in the table represent the rate that you would have earned or lost on an investment in a Fund (assuming you reinvested all distributions). This information has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds, whose report, along with each Fund’s financial statements, is included in the Annual Report to Shareholders, which is available upon request.

COLUMN SMALL CAP SELECT FUND
Per share data for a share outstanding throughout the period

Period Ended August 31, 2024(1)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.05
Net realized and unrealized gain	1.87
Total from investment operations	1.92
Net asset value, end of period	$11.92
Total return(3)(4)	19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$1,062,775
Ratio of expenses to average net assets before management fee waiver(5)	0.95%
Ratio of expenses to average net assets after management fee waiver(5)	0.66%
Ratio of net investment income to average net assets before management fee waiver(5)	0.33%
Ratio of net investment income to average net assets after management fee waiver(5)	0.62%
Portfolio turnover rate(4)	54.21%
__________________
(1)The Fund commenced investment operations on December 11, 2023.
(2)Per share net investment income was calculated using average shares outstanding.
(3)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.

COLUMN SMALL CAP FUND
Per share data for a share outstanding throughout the period

Period Ended August 31, 2024(1)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.07
Net realized and unrealized gain	1.56
Total from investment operations	1.63
Net asset value, end of period	$11.63
Total return(3)(4)	16.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$429,222
Ratio of expenses to average net assets before management fee waiver(5)	1.02%
Ratio of expenses to average net assets after management fee waiver(5)	0.66%
Ratio of net investment income to average net assets before management fee waiver(5)	0.54%
Ratio of net investment income to average net assets after management fee waiver(5)	0.90%
Portfolio turnover rate(4)	36.01%
__________________
(1)The Fund commenced investment operations on December 11, 2023.
(2)Per share net investment income was calculated using average shares outstanding.
(3)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.

COLUMN MID CAP SELECT FUND
Per share data for a share outstanding throughout the period

Period Ended August 31, 2024(1)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.07
Net realized and unrealized gain	1.34
Total from investment operations	1.41
Net asset value, end of period	$11.41
Total return(3)(4)	14.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$2,049,217
Ratio of expenses to average net assets before management fee waiver(5)	0.84%
Ratio of expenses to average net assets after management fee waiver(5)	0.54%
Ratio of net investment income to average net assets before management fee waiver(5)	0.63%
Ratio of net investment income to average net assets after management fee waiver(5)	0.93%
Portfolio turnover rate(4)	16.22%
__________________
(1)The Fund commenced investment operations on December 11, 2023.
(2)Per share net investment income was calculated using average shares outstanding.
(3)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.

COLUMN MID CAP FUND
Per share data for a share outstanding throughout the period

Period Ended August 31, 2024(1)
Net asset value, beginning of period	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(2)	0.08
Net realized and unrealized gain	1.49
Total from investment operations	1.57
Net asset value, end of period	$11.57
Total return(3)(4)	15.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$921,893
Ratio of expenses to average net assets before management fee waiver(5)	0.88%
Ratio of expenses to average net assets after management fee waiver(5)	0.52%
Ratio of net investment income to average net assets before management fee waiver(5)	0.68%
Ratio of net investment income to average net assets after management fee waiver(5)	1.04%
Portfolio turnover rate(4)	28.20%
__________________
(1)The Fund commenced investment operations on December 11, 2023.
(2)Per share net investment income was calculated using average shares outstanding.
(3)Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(4)Not annualized for periods less than one year.
(5)Annualized for periods less than one year.

Privacy Notice

The Funds collect non-public personal information about you from the following sources:

•information the Funds receive about you on applications or other forms;
•information you give the Funds orally; and/or
•information about your transactions with the Funds or others.

The types of non-public personal information we collect and share can include:

•social security numbers;
•account balances;
•account transactions;
•transaction history;
•wire transfer instructions; and
•checking account information.

What Information We Disclose
The Funds do not disclose any non-public personal information about their shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom they have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information
All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties

Investment Adviser
Mason Street Advisors, LLC
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, Wisconsin 53202

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Northwestern Mutual Investment Services, LLC
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Column Funds
each a series of Trust for Professional Managers

FOR MORE INFORMATION

You can find more information about the Funds in the following documents:

Statement of Additional Information
The Funds’ SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the Funds’ SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders in Form N-CSR. The Funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ prior fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

You can obtain a free copy of these documents, request other information, such as the Funds’ financial statements, or make general inquiries about the Funds by calling the Funds (toll-free) at 866-950-4644, by visiting the Funds’ website at https://columnfunds.com/, or by writing to:

Column Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Shareholder reports and other information about the Funds are also available:

•free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov; or

•for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑10401)

Statement of Additional Information
December 31, 2024

Column Small Cap Select Fund
Ticker Symbol: CFSSX

Column Small Cap Fund
Ticker Symbol: CFSLX

Column Mid Cap Select Fund
Ticker Symbol: CFMSX

Column Mid Cap Fund
Ticker Symbol: CFMCX

This Statement of Additional Information (“SAI”) provides general information about the Column Small Cap Select Fund (the “Small Cap Select Fund”), Column Small Cap Fund (the “Small Cap Fund”), Column Mid Cap Select Fund (the “Mid Cap Select Fund”) and Column Mid Cap Fund (the “Mid Cap Fund”) (each, a “Fund,” and together, the “Funds”), each a series of Trust for Professional Managers (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the current prospectus for the Funds dated December 31, 2024 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. The audited financial statements of the Funds for the fiscal period ended August 31, 2024 are incorporated herein by reference from the Funds’ 2024 Annual Report to Shareholders on Form N-CSR. To obtain a copy of the Prospectus and/or the Funds’ 2024 Annual Shareholder Report, free of charge, please write or call the Funds at the address or toll-free telephone number below, or visit the Funds’ website at https://columnfunds.com/.

Column Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
866-950-4644

The Trust
The Trust is a Delaware statutory trust organized on May 29, 2001, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. Each Fund is one series of the Trust. Each Fund is a diversified series and has its own investment objective and policies. Shares of other series of the Trust are offered in separate prospectuses and SAIs. The Trust may register additional series and offer shares of a new fund or share class under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Funds are represented by shares of beneficial interest each with a par value of $0.001. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series or class of shares, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interests of a particular series or class of shares. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in event of any dissolution or liquidation of a Fund, the shareholders of the Fund being liquidated are entitled to receive a pro rata distribution out of the net assets, net of the liabilities, belonging to that Fund. Expenses attributable to any series or class are borne by that series or class. Any general expenses of the Trust not readily identifiable as belonging to a particular series or class are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of a Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of a Fund, the holders of shares of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders.

Mason Street Advisors, LLC (the “Adviser”) serves as the investment adviser for the Funds.

Investment Policies, Strategies and Associated Risks

Investment Objectives
The investment objective of each Fund is long-term capital appreciation. Each Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon approval by the Board of Trustees and 60 days’ written notice to Fund shareholders.
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There is no assurance that a Fund will achieve its investment objective. The following discussion supplements the description of the Funds’ investment objectives and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Funds’ investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Funds are permitted to hold securities and engage in various strategies as described hereafter, they are not obligated to do so, except as otherwise provided in the Prospectus.

Whenever an investment policy or investment restriction states a maximum percentage of a Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing or illiquid investments, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with a Fund’s investment policies and investment restrictions set forth herein or in the Prospectus. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by a Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Funds will sell such investments as soon as practicable while trying to maximize the return to their shareholders.

Diversification
The Funds are diversified. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the securities of one issuer. The remaining 25% of a Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time the fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers.

Name Rule Policies
Each Fund has an investment policy in place due to regulatory requirements relating to the name of the particular Fund (a “Name Rule Policy”) that imposes an 80% investment minimum related to investments indicated by the Fund’s name. The Name Rule Policy is applied to a Fund’s net assets, plus the amount of any borrowings for investment purposes. A Fund will not change its Name Rule Policy without first changing the Fund’s name upon Board approval and providing Fund shareholders with at least 60 days’ prior written notice.

General Market Risk
Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issues in a different country or region. In some cases, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of that company. As a result of this volatility, many of the risks associated with an investment in a Fund may be increased. Continuing market problems may have adverse effects on the Funds.

Equity Securities
Equity securities (such as a stock, partnership interest or other beneficial interest in an issuer) represent a proportionate share of the ownership of a company. Its value is based on the success of the company’s
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business, any income paid to stockholders, the value of its assets and general market conditions. Common stock and preferred stock are examples of equity securities. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

The risks of investing in companies in general include business failure and reliance on erroneous reports. To the extent a Fund is invested in the equity securities of small- or medium-size companies, directly or indirectly, it will be exposed to the risks of smaller and medium-sized companies. Small- and medium-size companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines or services, markets or financial resources, or are dependent on a small management group. In addition, because these securities are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Funds. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio. Alternately, larger, more established companies may be unable to respond quickly to new competitive challenges and may be unable to attain high growth rates.

Common Stock
A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which a Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to a Fund.

Preferred Stock
Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. A preferred stock is a blend of the characteristics of a bond and common stock. Some preferred stock may be convertible into common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities
Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser or a sub-adviser, the investment characteristics of the underlying common stock or other equity security will assist a Fund in achieving its investment
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objectives. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser or a sub-adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser or a sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

Rights and Warrants
The Funds may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Other Investment Companies
Each Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”) (discussed in more detail below). The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Funds from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of a Fund (such limits do not apply to investments in money market funds).

A Fund may rely on Rule 12d1-4 of the 1940 Act which provides an exemption from Section 12(d)(1) that allows a Fund to invest all of its assets in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).
4

The Funds may also rely on Section 12(d)(1)(F) of the 1940 Act with respect to their investments in other investment companies, including ETFs and money market funds. Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by a Fund and all affiliated persons of a Fund; and (ii) a Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%. The Funds’ investments in money market funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses.

Exchange-Traded Funds
Each share of an ETF represents an undivided ownership interest in the portfolio of securities held by that ETF. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day.

Passive ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in a particular index in the same proportion that is represented in the index itself or in a representative sample of securities in a particular index in a proportion meant to track the performance of the entire index. Such ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because such ETFs have operating expenses and transaction costs, while a market index does not, they typically will be unable to match the performance of the index exactly. Alternatively, some ETFs use active investment strategies instead of tracking broad market indices and, as a result, may incur greater operating expenses and transactions costs than traditional ETFs. Investments in ETFs are investments in other investment companies. See “Other Investment Companies” above.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Because ETF shares are created from the securities of an underlying portfolio and can be redeemed into the securities of an underlying portfolio on any day, arbitrage traders may move to profit from any discrepancies between the market price of the ETF’s shares in the secondary market and the net asset value per share of the ETF’s portfolio, which helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, there may be times when an ETF share trades at a premium or discount to its net asset value.

The Funds will invest in ETF shares only if the ETF is registered as an investment company (see “Other Investment Companies” above) under the 1940 Act. If an ETF in which a Fund invests ceases to be a registered investment company, the Fund will dispose of the securities of the ETF as soon as practicable
5

while trying to maximize the return to the Fund’s shareholders. Furthermore, in connection with its investment in ETF shares, a Fund will incur various costs. A Fund may also realize capital gains when ETF shares are sold, and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, the Funds are subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, director/trustee fees, operating expenses, licensing fees, registration fees and marketing expenses, each of which will be reflected in the net asset value of ETFs and therefore the shares representing a beneficial interest therein.

There is a risk that the underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds may principally invest are each granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

Foreign Investments and Currencies
The Funds may invest in securities of foreign issuers that are not publicly traded in the United States, purchase and sell foreign currency on a spot basis. The Funds may also invest in depositary receipts and foreign securities that are publicly traded on a U.S. exchange. In considering whether to invest in the securities of a foreign company, the Adviser or a sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Funds will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Adviser or a sub-adviser’s assessment of prevailing market, economic and other conditions. Investments in depositary and foreign securities involve certain inherent risks, including the following:

Depositary Receipts. The Funds may invest their assets in securities of foreign issuers in the form of depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), which are securities representing securities of foreign issuers. A purchaser of unsponsored depositary receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying securities as with a sponsored depositary receipt. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the Funds’ investment policies, depositary receipts are deemed to have the same classification as the underlying securities they represent. For example, a depositary receipt representing ownership of common stock will be treated as common stock.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by
6

the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

There is still market uncertainty regarding the long-term ramifications of “Brexit” (the United Kingdom’s (UK) withdrawal from the European Union (EU)). The range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy may cause disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

The Russian invasion of Ukraine has resulted in an ongoing military conflict and economic sanctions against certain Russian individuals and companies; this conflict may expand and military attacks could occur elsewhere in Europe. This conflict could also drive a rise in traditional and cyber terrorism in Europe and other parts of the world. Further, sanctions against Russian individuals and companies could adversely affect the price and availability of certain commodities.

Currency Fluctuations. The Funds may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of a Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. The Adviser or a sub-adviser expects that many foreign securities in which the Funds may invest could be purchased in over-the-counter (“OTC”) markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Funds’ foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States. Additionally, issuers of foreign securities may not be required to provide operational or financial information that is as timely or reliable as those required for issuers of U.S. securities.

Taxes. The interest and dividends payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that a Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, because the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Each Fund may invest in securities of companies located in developing or emerging markets, which entail additional risks including less social, political and economic stability; smaller
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securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments may be more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation or unfavorable diplomatic developments. Some emerging countries have pervasive corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Funds’ investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other laws or restrictions applicable to investments differ from those found in more developed markets. Sometimes, they may lack, or be in the relatively early development of, legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some emerging market countries may impose different capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging market countries involve higher risks than those in developed markets, in part because the Funds will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, and/or undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Funds would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between parties in the U.S. and parties in emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Initial Public Offerings (“IPOs”)
IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPOs, they are often smaller and have limited operating histories, which may involve a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by the issuance of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and the limited availability of investor information. As a result of this or other factors, a Fund might sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Fund. Any gains from shares held for one year or less may be treated as short-term gains, and be taxable as ordinary income to a
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Fund’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a Fund’s performance if the Fund’s asset base is small. Consequently, IPOs may constitute a significant portion of a Fund’s returns particularly when the Fund is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a small component of a Fund’s assets as it increases in size and therefore have a more limited effect on the Fund’s performance.

There can be no assurance that IPOs will continue to be available for a Fund to purchase. The number or quality of IPOs available for purchase by a Fund may vary, decrease or entirely disappear. In some cases, the Fund may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the after-market at a price greatly exceeding the offering price, making it more difficult for a Fund to realize a profit.

Real Estate Investment Trusts (“REITs”)
Each Fund may invest in REITs. REITs invest primarily in real property and earn rental income from leasing those properties, and may realize gains or losses from the sale of properties. REITs generally exercise some degree of control over the operational aspects of their real estate investments, lease terms and property maintenance and repair.

Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties and are paid interest by the owners of the financed properties. Hybrid REITs invest both in real property and in mortgages.

A REIT generally is not taxed on income distributed to its shareholders if it complies with certain federal income tax requirements relating primarily to its organization, ownership, assets and income and, further, if it distributes substantially all of its taxable income to shareholders each year. Consequently, REITs tend to focus on income-producing real estate investments.

A Fund’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self- liquidation. Under certain circumstances, an entity may fail to qualify for the special tax treatment available to REITs, which would subject the entity to federal income taxes and adversely affect the value of its securities.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Repurchase Agreements
The Funds may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher
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than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker‑dealers with the SEC or exempt from such registration. The Funds will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities. The Funds may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of a Fund’s net assets would be invested in illiquid investments including such repurchase agreements.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security that is subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund could encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser or a sub-adviser seek to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to the Adviser or a sub-adviser, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Funds could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

Borrowing
The Funds borrow funds to meet redemptions or for other emergency purposes to the extent permitted by the 1940 Act. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Funds to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

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The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements
The Funds may borrow by entering into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities. During that time, a Fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of the Funds’ limitations on borrowing. In connection with its compliance with Rule 18f-4 under the 1940 Act, the Funds may treat all reverse repurchase transactions as derivatives transactions subject to the requirements of Rule 18f-4 or treat all reverse repurchase transactions as senior securities subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Funds. Rule 18f-4 offers an exemption from certain requirements for “limited derivatives user,” which Rule 18f-4 defines as a fund that limits its derivatives exposure to 10% of its net assets. A fund that qualifies as a “limited derivatives user” must adopt written policies and procedures that are reasonably designed and tailored to manage the fund’s specific derivatives risks and detail how the fund intends to comply with the 10% limitation. Each Fund limits its investments in reverse repurchase agreements in order for each Fund to qualify as a limited derivatives user.

Forward Currency Contracts
As a non-principal investment strategy, the Funds may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. Forward currency contracts are considered derivatives and the Adviser and sub-advisers intend to limit each Fund’s investments in forward currency contracts in order for each Fund to qualify as a limited derivatives user.

Private Placements and Restricted Securities
The Funds may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”) and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Funds, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of a Fund’s investments
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may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of publicly traded issues. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct portfolio transactions.

Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. A Fund may incur more costs in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, a Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

These securities are sometimes referred to as private placements. Although securities that may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid investments described below in the “Illiquid Investments” section, provided that a determination is made that such securities are not illiquid investments. The Funds may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(a)(2) of the Securities Act (“4(a)(2) Paper”). The Adviser or sub-adviser will determine the liquidity of Rule 144A securities and 4(a)(2) Paper under the supervision of the Board. The liquidity of Rule 144A securities and 4(a)(2) Paper held by a Fund will be monitored by the Adviser and applicable Fund’s sub-adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(a)(2) Paper is no longer liquid, a Fund’s holdings of illiquid investments will be reviewed to determine what, if any, action is required to assure that such Fund does not exceed its applicable percentage limitation for investments in illiquid investments.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Temporary and Cash Investments
For temporary defensive purposes, a Fund may invest up to 100% of its total assets in high-quality, short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position may result in a Fund not achieving its investment objective.

For longer periods of time, a Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, which may result in the Fund not achieving its investment objective during that period.

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To the extent that a Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

The Funds may invest in any of the following securities and instruments:

Money Market Mutual Funds. The Funds may invest in money market mutual funds in connection with their management of daily cash positions or as a temporary defensive measure. Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity. They primarily invest in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments. These investments generally mature within 397 days from the date of purchase. An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The Funds’ investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Funds limit their investments in securities issued by money market mutual funds in accordance with the 1940 Act. Please see “Other Investment Companies” above.

Your cost of investing in the Funds will generally be higher than the cost of investing directly in the underlying money market mutual fund shares. You will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Funds’ direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Funds may acquire.

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In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objectives and policies stated above and in the Prospectus, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by Standard & Poor’s Rating Services (“S&P”), “Prime-1” or “Prime-2” by Moody’s Investor Services, Inc. (“Moody’s”), or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser or sub-adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P or “A” or higher by Moody’s.

Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund is prohibited from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in “illiquid investments.” For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.

Securities Lending
As a non-principal investment strategy, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The
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value of the loaned securities may not exceed one-third of a Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser or sub-adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. A Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligation to the borrower. Any fee income received from a borrower in lieu of a dividend payment on a borrowed security will be taxed as ordinary income and will not constitute “qualified dividend” income for federal income tax purposes, which is generally taxed at the same rate as long-term capital gains for federal income tax purposes. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Cybersecurity Risks
With the widespread use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by their service providers or any other
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third parties whose operations may affect the Funds or their shareholders. As a result, the Funds and their shareholders could be negatively impacted.

Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Funds) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” of the applicable Fund. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

Each Fund may not:

1.Issue senior securities, borrow money or pledge its assets, except that: (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales in accordance with its objective and strategies;
2.Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);
3.Invest more than 25% of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);
4.Purchase or sell real estate unless acquired as a result of ownership of securities (although the Funds may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);
5.Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities;
6.Make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Funds and except for repurchase agreements); or
7.With respect to 75% of its total assets, invest 5% or more of its total assets in securities of a single issuer or hold 10% or more of the voting securities of such issuer. (This restriction does not apply to investments in the securities of the U.S. Government, its agencies or instrumentalities.)

Non-Fundamental Investment Restriction

Each Fund may not:

1.change its Name Rule Policy without first changing the Fund’s name, upon Board approval, and providing Fund shareholders with at least 60 days’ prior written notice. This restriction can be changed by the Board of Trustees, but the change will only be effective after notice is given to
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shareholders of a Fund.

Management of the Funds
Board of Trustees
The management and affairs of the Funds are supervised by the Board of Trustees. The Board of Trustees consists of seven individual Trustees (each, a “Trustee,” and collectively, the “Trustees”). The Trustees are fiduciaries for the Funds’ shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Funds and appoints the officers who conduct the daily business of the Funds.

Trustees and Officers
The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	31	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	31	Retired; Former Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-2021).	Independent Trustee, USA MUTUALS (an open-end investment company) (2001-2021).
Vincent P. Lyles 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1961	Trustee	Indefinite Term; Since April 6, 2022	31	Executive Director, Milwaukee Succeeds (education advocacy organization) (2023-present); System Vice President of Community Relations, Advocate Aurora Health Care (health care provider) (2019-2022).	Independent Director, BMO Funds, Inc. (an open-end investment company) (2017-2022).
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Erik K. Olstein 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; President and Chief Operating Officer, Olstein Capital Management, L.P. (asset management firm) (2000-2020).	N/A
Lisa Zúñiga Ramírez 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	Retired; Principal and Senior Portfolio Manager, Segall, Bryant & Hamill, LLC (asset management firm) (2018-2020).	Director, Peoples Financial Services Corp. (a publicly-traded bank holding company) (2022-present); Director, Century Communities, Inc. (a publicly-traded homebuilding company) (2023-present).
Gregory M. Wesley 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1969	Trustee	Indefinite Term; Since April 6, 2022	31	President and Chief Executive Officer, Greater Milwaukee Foundation (2024-present); Senior Vice President of Strategic Alliances and Business Development, Medical College of Wisconsin (2016-2024).	N/A
Interested Trustee and Officers
John P. Buckel* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Chairperson, Trustee, President and Principal Executive Officer	Indefinite Term; Chairperson and Trustee (since January 19, 2023); President and Principal Executive Officer (since January 24, 2013)	31	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deanna B. Marotz 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since October 21, 2021	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2021-present); Chief Compliance Officer, Keeley-Teton Advisors, LLC and Teton Advisors, Inc (2017-2021).	N/A
Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019).	N/A
Kelly A. Strauss 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A
Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
Shannon L. Coyle 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1990	Assistant Treasurer	Indefinite Term; Since August 26, 2022	N/A	Officer, U.S. Bancorp Fund Services, LLC (2015-present).	N/A
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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Year Service Began	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Marissa J. Pawlinski 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1996	Assistant Secretary	Indefinite Term; Since January 18, 2024	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2023); Regulatory Administration Attorney, U.S. Bancorp Fund Services, LLC (since 2022); Judicial Law Clerk, Milwaukee County Circuit Court (2021-2022); Legal Intern, City of Brookfield (2020-2021); Student, Marquette University Law School (2019-2021).	N/A
*Mr. Buckel is deemed to be an “interested person” of the Trust as defined by the 1940 Act due to his position and material business relationship with the Trust.

Role of the Board
The Board of Trustees provides oversight of the management and operations of the Trust. Like all funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, the Sub-Advisers (defined below), Northwestern Mutual Investment Services, LLC (the “Distributor”), the Funds’ distributor and principal underwriter, the Custodian, and the Funds’ administrator and transfer agent, each of which are discussed in greater detail in this SAI. The Board approves all significant agreements with the Adviser, Sub-Advisers, Distributor, Custodian, and the Funds’ administrator and transfer agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal Board meetings, which are generally held five times per year, and at such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time, one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board is composed of six Independent Trustees – Dr. Michael D. Akers, Gary A. Drska,
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Vincent P. Lyles, Erik K. Olstein, Lisa Zúñiga Ramírez and Gregory M. Wesley – and one Trustee who is an “interested person” (as defined by the 1940 Act) of the Trust (the “Interested Trustee”) – John P. Buckel. Accordingly, more than 85% of the members of the Board are Independent Trustees, Trustees who are not affiliated with the Adviser or its affiliates, or any other investment adviser or service provider to the Trust or any underlying fund. The Board of Trustees has established two standing committees, an Audit Committee and a Nominating Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee is composed entirely of Independent Trustees. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Trust.
The Trust’s Chairperson, Mr. Buckel, is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, due to his position and material business relationship with the Trust. Mr. Buckel also serves as a Vice President of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the Funds’ administrator. The Trust has not appointed a lead Independent Trustee.
In accordance with the fund governance standards prescribed under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his or her experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.
The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including the unaffiliated nature of each investment adviser and the funds managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.
The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows these Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.
Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept composed of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, business continuity risk, etc.) the oversight of different types of risks is handled in different ways. For example, the CCO regularly reports to the Board during Board meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks. In addition, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the Treasurer and the Funds’ independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the investment advisers to the underlying funds and the portfolio managers as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

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Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to his or her continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

Michael D. Akers, Ph.D., CPA. Dr. Akers has served as an Independent Trustee of the Trust since 2001. Dr. Akers previously served as an independent trustee of USA Mutuals, an open-end investment company, from 2001 to June 2021. Dr. Akers has been a Professor Emeritus, Department of Accounting at Marquette University since June 2019, was Professor, Department of Accounting at Marquette University from 2004 to May 2019, was Chair of the Department of Accounting at Marquette University from 2004 to 2017, and was Associate Professor, Department of Accounting at Marquette University from 1996 to 2004. Dr. Akers is a certified public accountant, a certified fraud examiner, a certified internal auditor and a certified management accountant. Through his experience as an investment company trustee and his employment experience, Dr. Akers is experienced with financial, accounting, regulatory and investment matters.

Gary A. Drska. Mr. Drska has served as an Independent Trustee of the Trust since 2001. Mr. Drska previously served as an independent trustee of USA Mutuals from 2001 to June 2021. Mr. Drska previously served as a Pilot of Frontier/Midwest Airlines, Inc., an airline company, from 1986 to September 2021. Through his experience as an investment company trustee, Mr. Drska is experienced with financial, accounting, regulatory and investment matters.

Vincent P. Lyles. Mr. Lyles has served as an Independent Trustee of the Trust since 2022. Mr. Lyles has served as Executive Director of Milwaukee Succeeds since January 2023. He previously served as System Vice President of Community Relations at Advocate Aurora Health Care from 2019 to 2022. He served as an Independent Director of BMO Funds, Inc., an open-end investment company, from 2017 to 2022. Mr. Lyles is a board member and finance committee member of Badger Mutual Insurance Company and a Trustee and member of the Committee of Student Experience & Mission on the Board of Trustees at Marquette University. Mr. Lyles previously served as President and Chief Executive Officer of the Boys & Girls Club of Greater Milwaukee from 2012 to 2018, President of M&I Community Development Corporation from 2006 to 2011, and as a Director of Public Finance of Robert W. Baird & Co. from 1995 to 2006. He received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1987. Through his experience as an investment company trustee and his employment experience, Mr. Lyles is experienced with legal, financial, accounting, regulatory and investment matters.

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Erik K. Olstein. Mr. Olstein has served as an Independent Trustee of the Trust since 2022. Mr. Olstein served as President and Chief Operating Officer from 2000 to 2020 and Vice President of Sales and Chief Operating Officer from 1995 to 2000 at Olstein Capital Management, L.P., an asset management firm he co-founded. During his time at Olstein Capital Management, L.P., Mr. Olstein was responsible for fiduciary oversight and management of The Olstein Funds, an open-end investment company, where he served as Trustee, Secretary and Assistant Treasurer from 1995 to 2018. Mr. Olstein currently serves as President and Trustee of the Board of Trustees of the Trinity-Pawling School and has previously held Board positions with the American Friends of the National Museum of the Royal Navy, National Maritime Historical Society and U.S. Naval Service Personal Education Assistance Fund. Through his experience as an investment company trustee and his employment experience, Mr. Olstein is experienced with financial, accounting, regulatory and investment matters.

Lisa Zúñiga Ramírez, CFA®, FSA. Ms. Ramírez has served as an Independent Trustee of the Trust since 2022. Ms. Ramírez has served on the Board of Directors of Peoples Financial Services Corp., a publicly-traded bank holding company, since 2022, and on the Board of Directors of Century Communities, Inc., a publicly-traded homebuilding company, since 2023. Ms. Ramírez served as Senior Portfolio Manager at Segall Bryant & Hamill, LLC, an asset management firm, from 2018 to 2020. She served as Partner and Senior Portfolio Manager from 2009 to 2018, Partner and Senior Equity Analyst from 2002 to 2009 and Equity Analyst from 1997 to 2002 at Denver Investments, LLC, an asset management firm that was acquired by Segall Bryant & Hamill, LLC in 2018. Ms. Ramírez currently serves as an Independent Director on the Bow River Capital Advisory Board, an asset management firm, and is a Director of the Denver Employees Retirement Plan. In addition, she serves on the boards of The Denver Foundation, NACD (National Association of Corporate Directors) Colorado Chapter, the Boettcher Foundation and Vuela for Health. Ms. Ramírez is a CFA® charterholder (CFA® is a registered trademark owned by the CFA Institute) and holds the Fundamentals of Sustainability Accounting (FSA) credential from the Sustainability Accounting Standards Board. Through her employment experience, Ms. Ramírez is experienced with financial, accounting, ESG (environmental, social and governance), regulatory and investment matters.

Gregory M. Wesley. Mr. Wesley has served as an Independent Trustee of the Trust since 2022. Mr. Wesley has served as President and Chief Executive Officer of the Greater Milwaukee Foundation since 2024. Prior to his current role at the Greater Milwaukee Foundation, he was Senior Vice President of Strategic Alliances and Business Development at the Medical College of Wisconsin from 2016 to 2024. Prior to his role at the Medical College of Wisconsin, he was a Partner at MWH Law Group LLP, a law firm during 2016, and a Partner at Gonzalez, Saggio & Harlan LLP, a law firm from 2002 to 2016. Mr. Wesley serves on the Board of Directors of the Metropolitan Milwaukee Association of Commerce, MHS Health Wisconsin, Versiti, Inc., and the Greater Milwaukee Committee. He also serves on the Board of Trustees of the Johnson Foundation at Wingspread. He previously sat on the Board of Trustees of the Medical College of Wisconsin from 2009 to 2016, the Board of Directors of Park Bank Milwaukee from 2015 to 2020, and the Board of Trustees of the Greater Milwaukee Foundation from 2016 to 2024. Mr. Wesley received his Juris Doctor degree from the University of Wisconsin-Madison Law School in 1997. Through his sustained employment and board experience, Mr. Wesley is experienced with legal, financial, accounting, regulatory and investment matters.

John P. Buckel. Mr. Buckel has served as a Trustee of the Trust since 2023 and has served as President of the Trust since 2013. Mr. Buckel has served as a Vice President of Fund Services, a multi-line service provider to investment companies, since 2004. Through his experience as an investment company trustee and his employment experience, Mr. Buckel is experienced with financial, accounting, regulatory and investment matters.
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Trustee Ownership of Fund Shares
As of December 31, 2023, the following Trustee beneficially owned shares of certain series of the Trust as follows. No other Trustee or Officer of the Trust beneficially owned shares of the Funds or any other series of the Trust.

Trustee	Dollar Range of Shares Owned in the Funds	Aggregate Dollar Range of Shares Owned of Series in the Trust
Lisa Zúñiga Ramírez	None	Over $100,000

Furthermore, as of December 31, 2023, neither the Independent Trustees nor members of their immediate families, owned securities beneficially or of record in the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates. Accordingly, neither the Independent Trustees nor members of their immediate families, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Advisers, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families had a direct or indirect interest, the value of which exceeds $120,000 in (i) the Adviser, the Sub-Advisers, the Distributor or any of their affiliates; (ii) any transaction or relationship in which such entity, the Funds, the Trust, any officer of the Trust, the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates was a party; or (iii) any other relationship related to payments for property or services to the Funds, the Trust, any officer of the Trust, the Adviser, the Sub-Advisers, the Distributor, or any of their affiliates.

Board Committees

Audit Committee. The Trust has an Audit Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Audit Committee reviews financial statements and other audit-related matters for the Funds. The Audit Committee also holds discussions with management and with the Funds’ independent auditor concerning the scope of the audit and the auditor’s independence. Dr. Akers, the designated Audit Committee chairman, and Ms. Ramírez, serve as the Audit Committee’s “audit committee financial experts,” as stated in the annual reports relating to the series of the Trust. During the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Audit Committee met one time with respect to the Funds.

Nominating Committee. The Trust has a Nominating Committee, which is composed of the Independent Trustees, Dr. Michael D. Akers, Mr. Gary A. Drska, Mr. Vincent P. Lyles, Mr. Erik K. Olstein, Ms. Lisa Zúñiga Ramírez and Mr. Gregory M. Wesley. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. As part of this process, the Nominating Committee considers criteria for selecting candidates sufficient to identify a diverse group of qualified individuals to serve as trustees.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Nominating Committee Charter. In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to
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the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. During the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Nominating Committee did not meet.

Trustee Compensation
Effective January 1, 2025, the Independent Trustees receive from the Trust an annual retainer of $115,000(1), $6,500(1) for each regular Board meeting attended and $1,000 for each special Board meeting attended, as well as reimbursement for expenses incurred in connection with attendance at Board meetings. Members of the Audit Committee receive $2,000 for each meeting of the Audit Committee attended. Effective January 1, 2025, the chairman of the Audit Committee receives an annual retainer of $10,000(1). Interested Trustees do not receive any compensation for their service as Trustees. For the fiscal period ended August 31, 2024, the Trustees received the following compensation from the Funds:

	Aggregate Compensation(2) From the				Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and the Trust(3) Paid to Trustees
Name of Person/Position	Small Cap Select Fund	Small Cap Fund	Mid Cap Select Fund	Mid Cap Fund
Dr. Michael D. Akers, Independent Trustee(4)(5)	$3,044	$3,044	$3,044	$3,044	None	None	$130,750
Gary A. Drska, Independent Trustee(4)	$2,920	$2,920	$2,920	$2,920	None	None	$125,750
Vincent P. Lyles Independent Trustee(4)	$2,920	$2,920	$2,920	$2,920	None	None	$125,750
Erik K. Olstein Independent Trustee(4)	$2,920	$2,920	$2,920	$2,920	None	None	$125,750
Lisa Zúñiga Ramírez Independent Trustee(4)	$2,920	$2,920	$2,920	$2,920	None	None	$125,750
Gregory M. Wesley Independent Trustee(4)	$2,920	$2,920	$2,920	$2,920	None	None	$125,750
John P. Buckel Interested Trustee	None	None	None		None	None	None
(1)    Prior to January 1, 2024, the Independent Trustees received an annual retainer of $65,000. For the calendar year ended December 31, 2024, the Independent Trustees received an annual retainer of $100,000, $4,500 for each regular Board meeting attended, and chairman of the Audit Committee received an annual retainer of $5,000.
(2)    Trustees’ fees and expenses are allocated among the Funds and any other series comprising the Trust.
(3)    There are currently twenty-seven other series comprising the Trust.
(4)    Audit Committee member.
(5)    Audit Committee chairman.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund. As of December 2, 2024, to the best of the Trust’s knowledge, no person was a control person of a Fund,
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and all Trustees and officers as a group owned beneficially (as defined in Section 13(d) under the Securities Exchange Act of 1934, as amended) less than 1% of shares of each Fund.

As of December 2, 2024, the following shareholders were considered to be principal shareholders of the Funds:

Principal Shareholders of the Small Cap Select Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	100%	Record	Pershing Group LLC	DE

Principal Shareholders of the Small Cap Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	100%	Record	Pershing Group LLC	DE

Principal Shareholders of the Mid Cap Select Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	100%	Record	Pershing Group LLC	DE

Principal Shareholders of the Mid Cap Fund
Name and Address	% Ownership	Type of Ownership	Parent Company	Jurisdiction
Pershing LLC One Pershing Plaza Jersey City, NJ 07399	100%	Record	Pershing Group LLC	DE

Investment Adviser
As stated in the Prospectus, investment advisory services are provided to the Funds by Mason Street Advisors, LLC, a wholly-owned subsidiary of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, pursuant to an investment advisory agreement (the “Advisory Agreement”) between the Adviser and the Trust, on behalf of the Funds. Founded in 1857, Northwestern Mutual is a mutual insurance company organized under the laws of the state of Wisconsin. Northwestern Mutual and its subsidiaries and affiliates offer life, disability and long-term care insurance, investment products, advisory services and trust services.
Subject to such policies as the Board of Trustees may determine, the Adviser is ultimately responsible for investment decisions for the Funds and performing oversight of the Funds’ Sub-Advisers as described below. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds’ investments.
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After its initial two-year term, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund; and (ii) the vote of a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust, on behalf of a Fund, upon 60 days’ written notice to the Adviser when authorized either by: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust, and the Advisory Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Funds, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from each Fund a management fee computed daily and paid monthly, based on an annual rate equal to a percentage of each Fund’s average annual net assets, as shown below.

Fund	Management Fee
Column Small Cap Select Fund	0.78% on the first $250 million 0.76% on the next $250 million 0.74% on the next $500 million 0.72% over $1 billion
Column Small Cap Fund	0.78% on the first $250 million 0.76% on the next $250 million 0.74% on the next $500 million 0.72% over $1 billion
Column Mid Cap Select Fund	0.72% on the first $250 million 0.70% on the next $250 million 0.68% on the next $500 million 0.66% over $1 billion
Column Mid Cap Fund	0.72% on the first $250 million 0.70% on the next $250 million 0.68% on the next $500 million 0.66% over $1 billion

Management Fee Waiver. Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed, through at least December 31, 2025, to waive its management fees with respect to a Fund to the extent such management fees exceed the management fees that the Adviser is required to pay to the Fund’s designated sub-advisers for management of allocated portions of the Fund. The Adviser may not recoup these waivers in future periods.

For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Adviser received the following advisory fees:

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Small Cap Select Fund
Fiscal Period Ended	Advisory Fee	(Waiver)	Advisory Fee After Waiver
August 31, 2024	$3,970,428	$(1,530,484)	$2,439,944

Small Cap Fund
Fiscal Period Ended	Advisory Fee	(Waiver)	Advisory Fee After Waiver
August 31, 2024	$1,845,632	$(868,224)	$977,408

Mid Cap Select Fund
Fiscal Period Ended	Advisory Fee	(Waiver)	Advisory Fee After Waiver
August 31, 2024	$7,358,121	$(3,233,842)	$4,124,279

Mid Cap Fund
Fiscal Period Ended	Advisory Fee	(Waiver)	Advisory Fee After Waiver
August 31, 2024	$3,629,558	$(1,869,181)	$1,760,377
Pursuant to an Administrative Services Agreement, the Adviser also provides or procures management of certain of the Funds’ administrative affairs, including review of shareholder reports and other regulatory filings prepared by the Funds’ administrator; oversight of the Funds’ primary service providers; periodic due diligence reviews of the Funds’ primary service providers; coordination and negotiation of contracts and pricing relating to the Funds’ primary service providers; and such other duties or services necessary for the appropriate operation of the Funds that are incidental to the foregoing services. For such administrative services, under the Administrative Services Agreement, each Fund pays the Adviser an administrative services fee computed daily and paid monthly, based on an annual rate equal to 0.02% of the Fund’s average net assets.

For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Funds paid the following in administrative services fees to the Adviser:

Administrative Services Fees Paid During Fiscal Period Ended August 31
Fund	2024
Small Cap Select Fund	$104,840
Small Cap Fund	$47,759
Mid Cap Select Fund	$216,431
Mid Cap Fund	$104,026

Sub-Advisers
The following sub-advisers are responsible for the day-to-day portfolio management of the respective Funds (collectively, the “Sub-Advisers”):

Column Small Cap Select Fund
Boston Partners Global Investors, Inc. (WPG Partners division)
Driehaus Capital Management LLC
Neuberger Berman Investment Advisers LLC
Vaughan Nelson Investment Management, L.P.
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Column Small Cap Fund
American Century Investment Management, Inc.
American Century Investment Management, Inc. (Avantis Investors division)
Boston Partners Global Investors, Inc. (WPG Partners division)
Franklin Mutual Advisers, LLC
Kayne Anderson Rudnick Investment Management, LLC
Neuberger Berman Investment Advisers LLC
Vaughan Nelson Investment Management, L.P.

Column Mid Cap Select Fund
Boston Partners Global Investors, Inc.
EARNEST Partners, LLC
Kayne Anderson Rudnick Investment Management, LLC

Column Mid Cap Fund
American Century Investment Management, Inc.
American Century Investment Management, Inc. (Avantis Investors division)
Boston Partners Global Investors, Inc.
EARNEST Partners, LLC
Invesco Advisers, Inc.
Kayne Anderson Rudnick Investment Management, LLC

It is the Adviser’s responsibility to select Sub-Advisers for the Funds that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter monitoring the Sub-Advisers’ performance for compliance with each Fund’s investment objective and strategies, as well as adherence to its investment style. The Adviser also conducts performance evaluations through in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors: their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications.

The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Board of Trustees whether a sub-advisory agreement should be renewed, modified or terminated. The Adviser provides written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions.

The Adviser applied for, and the SEC has granted, a manager of managers exemptive order, adopted by the Trust with respect to the Funds, that permits the Adviser, subject to certain conditions, to hire new sub-advisers, to terminate sub-advisers and to continue the employment of the existing Sub-Advisers after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement has been approved by the Board of Trustees and each Fund’s initial shareholder. Within 90 days of retaining a new sub-adviser, shareholders of the Fund will receive notification of the change.

The Funds are not responsible for the payment of the sub-advisory fees. The Adviser pays the Sub-Advisers on a monthly basis, an annual fee of the net assets of the applicable Fund allocated to the Sub-Advisers by the Adviser which the Adviser will pay out of the advisory fee paid to the Adviser pursuant
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to the Advisory Agreement. In determining the compensation structure for Sub-Advisers, the Adviser employs the following general criteria: (i) the type of asset class managed by the Sub-Advisers; (ii) the current market rate; (iii) the Sub-Advisers’ standard compensation rate for similar programs; and (iv) the anticipated asset flow for the Fund. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the Custodian, the Administrator or the Funds’ transfer agent. Although the Sub-Advisers’ activities are subject to oversight by the Board of Trustees and the officers of the Trust, the Board of Trustees, the officers and the Adviser do not evaluate the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for the portions of a Fund’s portfolios that it manages, subject to the Fund’s investment objective, policies and limitations. The Funds’ portfolios are managed by several portfolio managers (each, a “Portfolio Manager”) as discussed in the Funds’ prospectus. Information regarding the Sub-Advisers and the biographies of their Portfolio Manager(s) are set forth in the prospectus.

The manager of managers exemptive order received by the Trust permits each Fund to disclose, in aggregate, the sub-advisory fees paid to the Sub-Advisers by the Adviser. The exemptive order does not apply with respect to Sub-Advisers that are affiliated persons of the Trust or the Adviser (“Affiliated Sub-Advisers”). None of the Sub-Advisers are Affiliated Sub-Advisers. The following tables illustrate the aggregate sub-advisory fees paid by the Adviser on behalf of each Fund to the non-Affiliated Sub-Advisers responsible for the Funds’ management for the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024:

Small Cap Select Fund
Fiscal Period Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2024	$2,439,944	0.47%

Small Cap Fund
Fiscal Period Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2024	$977,408	0.41%

Mid Cap Select Fund
Fiscal Period Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2024	$4,124,279	0.38%

Mid Cap Fund
Fiscal Period Ended	Sub-Advisory Fee (total dollar amount)	Sub-Advisory Fee (as a percentage of net assets)
August 31, 2024	$1,760,377	0.34%
Control Persons of the Sub-Advisers

American Century Investment Management, Inc.
American Century Investment Management, Inc. (“American Century”), 4500 Main Street, Kansas City, Missouri 64111, serves as a sub-adviser to the Small Cap Fund and Mid Cap Fund under a sub-advisory
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agreement with the Adviser on behalf of each Fund. American Century Investment Management, Inc. (Avantis Investors division) (“Avantis Investors”) is a division of American Century. Avantis Investors manages separate portions of the Small Cap Fund and Mid Cap Fund’s portfolios. American Century is wholly owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC.

Boston Partners Global Investors, Inc.
Boston Partners Global Investors, Inc. (“Boston Partners”), One Beacon Street, 30th Floor, Boston, Massachusetts 02108, serves as a sub-adviser to the Mid Cap Select Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of each Fund. Boston Partners Global Investors, Inc. (WPG Partners division) is a division of Boston Partners. WPG Partners manages separate portions of the Small Cap Select Fund and Small Cap Fund’s portfolios. Boston Partners is a subsidiary of ORIX Corporation Europe N.V. (formerly Robeco Groep N.V.), a Dutch public limited liability company (“ORIX Europe”). ORIX Europe is owned by ORIX Corporation, an integrated financial services group based in Tokyo, Japan.

Driehaus Capital Management LLC
Driehaus Capital Management LLC (“Driehaus”), 25 East Erie Street, Chicago, Illinois 60611, serves as a sub-adviser to the Small Cap Select Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Driehaus is controlled by Driehaus Trust Company LLC (“DTC”). The principal nature of DTC’s business is to serve as a trust company that oversees the administration of the assets beneficially owned by the beneficiaries of Driehaus’ deceased founder, Mr. Richard H. Driehaus.

EARNEST Partners, LLC
EARNEST Partners, LLC (“EARNEST Partners”), 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309, serves as a sub-adviser to the Mid Cap Select Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. EARNEST Partners is greater than 25% owned by Westchester Limited EP, LLC. Paul E. Viera indirectly owns more than 25% of EARNEST Partners through Westchester Limited EP, LLC and The PEV Revocable Living Trust.

Franklin Mutual Advisers, LLC
Franklin Mutual Advisers, LLC (“Franklin”), 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078, serves as a sub-adviser to the Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Franklin is an indirect, wholly-owned subsidiary of Franklin Resources, a Delaware corporation. Franklin Resources, Inc. is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton.

Invesco Advisers, Inc.
Invesco Advisers, Inc. (“Invesco”), 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309, serves as a sub-adviser to the Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Fund. Invesco is an indirect, wholly-owned subsidiary of Invesco Ltd. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Kayne Anderson Rudnick Investment Management, LLC
Kayne Anderson Rudnick Investment Management, LLC (“KAR”), 2000 Avenue of the Stars, Suite 1110, Los Angeles, California 90067, serves as a sub-adviser to the Small Cap Fund, Mid Cap Select Fund and Mid Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. KAR is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”), an asset management
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company.

Neuberger Berman Investment Advisers LLC
Neuberger Berman Investment Advisers LLC (“Neuberger Berman” or “NBIA”), with its principal offices at 1290 Avenue of the Americas, New York, New York 10104, serves as a sub-adviser to the Small Cap Select Fund and Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. Neuberger Berman is a registered investment adviser and an indirect subsidiary of Neuberger Berman Group LLC (“NBG”). NBG is a holding company that through its subsidiaries provides a broad range of global asset management services. NBG’s voting equity is owned by NBSH Acquisition, LLC (“NBSH”). NBSH is owned by its current and former employees, directors and consultants and, in certain instances, their permitted transferees.

Vaughan Nelson Investment Management, L.P.
Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), 600 Travis Street, Suite 3800, Houston, Texas 77002, serves as a sub-adviser to the Small Cap Select Fund and Small Cap Fund under a sub-advisory agreement with the Adviser on behalf of the Funds. Vaughan Nelson is a corporation owned by Natixis Investment Managers (“Natixis”), an asset management company.

Portfolio Managers
The following section provides information regarding each Portfolio Manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Funds for which they serve. The Portfolio Managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the Portfolio Managers or their firms against one another. Each firm is a separate entity that may employ different compensation structures, and may have different management requirements, and each Portfolio Manager may be affected by different conflicts of interest.

Other Accounts Managed by the Portfolio Managers
The table below identifies, for each Portfolio Manager of each Fund, the number of accounts managed (excluding the Funds) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. The Portfolio Managers listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Asset amounts have been rounded and are approximate as of August 31, 2024.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

American Century
Mitchell Firestein	37	$53,602	1	$283	10	$62.5
Jeff Hoernemann	1	$4,162	1	$87.6	1	$385
Michael Liss	16	$26,840	5	$2,812	10	$1,540
Daniel Ong	42	$55,176	1	$283	10	$62.5
Ted Randall	37	$53,602	1	$283	10	$62.5
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Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Nathan Rawlins	9	$11,670	1	$1,162	3	$509.8
Eduardo Repetto	42	$55,176	1	$283	10	$283
Kevin Toney	16	$26,840	5	$2,812	10	$1,540
Jackie Wagner	1	$4,162	1	$87.6	4	$385
Brian Woglom	20	$28,161	5	$2,812	8	$1,536
Matthew Dubin	37	$53,602	1	$283	10	$62.5

Boston Partners
Tim Collard	5	$26,560	2	$1,069	48	$5,392
Eric A. Gandhi	5	$279	1	$23	19	$1,001
Steve Pollack	5	$26,560	2	$1,069	48	$5,392
Richard A. Shuster	1	$34	1	$23	5	$786
Gregory N. Weiss	1	$34	1	$23	5	$786

Driehaus
Jeffrey James	3	$1,218	1	$118	54	$7,056
Michael Buck	3	$1,218	1	$118	54	$7,056
Prakash Vijayan	3	$1,218	1	$118	54	$7,056

EARNEST Partners
Paul E. Viera	4	$2,788	14	$8,394	7,540	$17,172

Franklin
Christopher Meeker	5	$5,969.3	1	$321.7	5	$12.2
Nicholas Karzon	5	$5,969.3	1	$321.7	5	$206.4
Steven Raineri	6	$6,179.2	1	$321.7	5	$206.4

Invesco(1)
Ronald Zibelli	11	$38,535.4	5	$1,106.9	27	$3.1
Justin Livengood	4	$8,590.5	2	$376.6	27	$3.1

KAR
Todd Beiley	6	$5,600	8	$795	6,194	$13,400
Jon Christensen	12	$13,300	7	$1,000	26,216	$36,600
Craig Stone	8	$6,900.0	4	$743	22,205	$28,000

NBIA
Robert W. D’Alelio	5	$11,743	3	$696	726	$4,530
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Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Brett S. Reiner	5	$11,743	3	$696	726	$4,530
Gregory G. Spiegel	5	$11,743	3	$696	459	$4,227
Benjamin H. Nahum	6	$1,763	1	$384	1,428	$2,286
James F. McAree	2	$185	1	$384	0	$0
Amit Solomon	2	$185	1	$384	0	$0

Vaughan Nelson
Chris D. Wallis	2	$1,751	0	$0	93	$2,557
James Eisenman	2	$1,751	0	$0	93	$2,557
(1)    These are separately managed accounts of individual investors for which Invesco provides investment advice.

The following table reflects information regarding accounts for which a Portfolio Manager has day-to-day management responsibilities and with respect to which the advisory fee is based on account performance. The Portfolio Managers not listed below reported that they do not provide day-to-day management of accounts with performance-based advisory fees. Asset amounts have been rounded and are approximate as of August 31, 2024.

Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

Boston Partners
Tim Collard	0	$0	0	$0	1	$32
Steve Pollack	0	$0	0	$0	1	$32

Driehaus
Jeffrey James	0	$0	0	$0	5	$950
Michael Buck	0	$0	0	$0	5	$950
Prakash Vijayan	0	$0	0	$0	5	$950

EARNEST Partners
Paul Viera	0	$0	0	$0	5	$1,263

KAR
Todd Beiley	0	$0	0	$0	1	$375
Jon Christensen	0	$0	0	$0	4	$453
Craig Stone	0	$0	0	$0	4	$583
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Portfolio Manager	Registered Investment Companies (excluding the Funds)		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)

NBIA
Benjamin H. Nahum	0	$0	1	$384	4	$508
James F. McAree	0	$0	1	$384	0	$0
Amit Solomon	0	$0	1	$384	0	$0

Material Conflicts of Interest
Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio Managers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

American Century Investment Management, Inc.
Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall that restricts real time access to information regarding any portfolio’s transaction activities and positions to team members that have responsibility for a given portfolio or are within the same equity investment discipline. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately
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from the policy portfolio. The portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because IPOs are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. The American Century Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.

Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

Boston Partners Global Investors, Inc.
Investment decisions are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Boston Partners’ Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Driehaus Capital Management LLC
The portfolio managers may manage the assets of more than one registered investment company (for this section only, each a “Fund”), other pooled investment vehicles and/or other accounts (collectively, the “Accounts”) for Driehaus. Both clients and affiliated persons of Driehaus, including the portfolio managers, may own interests in these Accounts. The same or related securities may be appropriate and desirable investments for both a Fund and the Accounts (including another fund) and they may compete in the marketplace for the same investment opportunities, which may be limited. In addition, transactions by the Accounts in securities held by a Fund or that a Fund is seeking to buy or sell (or transactions in related securities) may have an adverse impact on the prices that a Fund pays for those securities or can realize upon sale, or on the ability of Driehaus to buy or sell the desired amount of such securities for a
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Fund at favorable prices. This is particularly true when the Accounts’ transactions occur at a point in time close to when trades in the same or related securities are effected for a Fund. This presents a conflict between the interests of the Fund and the interests of the Accounts as well as the affiliates of Driehaus who invest in the Accounts.

Conflicts also may arise between the interests of a Fund and the interests of Driehaus and its affiliates, including the portfolio managers. These conflicts can occur as one or more of the Accounts pay advisory fees to Driehaus, including performance-based compensation, at a higher rate than the rate of fees paid by the Fund. In addition, Driehaus’ affiliates, including the Fund’s portfolio managers, may personally own interests in the Accounts or have other financial incentives (including that a portfolio manager’s compensation is based, in part, on assets under management). For example, portfolio managers could favor an Account over a Fund when dividing their time and attention between them or when presented with limited investment opportunities that would be desirable and suitable for both a Fund and the Accounts or when making trading decisions.

Driehaus, through trade allocation and other policies and procedures, seeks to manage these conflicts of interest to reduce any adverse effects on either a Fund or the Accounts. These policies and procedures include requirements that transactions by a Fund and the Accounts in the same securities that occur on the same day are average priced per execution venue when feasible and allocated on a fair and equitable basis. In addition, Driehaus conducts periodic reviews of transactions in and holdings of the same or related securities by a Fund and the Accounts for compliance with the Driehaus’ policies and procedures.

EARNEST Partners, LLC
EARNEST Partners is responsible for managing a portion of the Mid Cap Select Fund and the Mid Cap Fund in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Mid Cap Select Fund and the Mid Cap Fund and/or may also have performance-based fees. Side-by-side management of these other client accounts creates conflicts of interest which relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.

EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the conflicts of interest that arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment team, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

In selecting brokers to be used in portfolio transactions, EARNEST Partners’ general guiding principle is to seek the best overall execution, which is a combination of price and execution. The commission rates paid by EARNEST Partners’ clients with discretionary accounts may be sufficient to allow executing brokers to provide EARNEST Partners with an array of normal research. As such, EARNEST Partners may not find it necessary to pay higher commission rates specifically for the purpose of obtaining research, and receipt of research is not the primary motivation in the selection of brokers. Research received from brokers that are providing best overall execution is viewed as added value. It is possible that EARNEST Partners may pay, or be deemed to have paid, commission rates higher than EARNEST Partners could have otherwise paid in order to be assured of continuing to receive research that EARNEST Partners considers useful. Such higher commissions would be paid in accordance with Section
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28(e) of the Exchange Act. In some instances, research received by EARNEST Partners may also be used for functions that are not related to the making of investment decisions. Where research has a mixed use, EARNEST Partners will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds. Clients should consider that this allocation determination creates a conflict of interest between clients and EARNEST Partners.

EARNEST Partners does not generally enter into agreements with brokers regarding specific amounts of brokerage because of research provided, but EARNEST Partners does maintain an internal allocation procedure to identify brokers who have provided EARNEST Partners with research that EARNEST Partners considers useful. These internal guidelines are established by the investment team to provide direction to EARNEST Partners’ traders, and are based, in part, on the quality and usefulness of the research provided and its value to EARNEST Partners on behalf of its clients. The amount of brokerage specifically allocated to any broker will be based, in part, on the cost of such research to the broker, and the amount allocated is generally higher than that which EARNEST Partners would pay for the research were EARNEST Partners to pay for it in cash using its own funds. When client brokerage commissions are used to obtain research or other products or services, EARNEST Partners receives a benefit because the firm does not have to produce or pay for the research, products or services. Clients should consider that there is a conflict of interest between their interest in obtaining best execution and EARNEST Partners’ receipt of and payment for research through brokerage allocations as described above.

Franklin Mutual Advisers, LLC
The management of multiple funds, including the Small Cap Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Small Cap Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Small Cap Fund may outperform the securities selected for the Small Cap Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Small Cap Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay, and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be a relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While Franklin has adopted a code of ethics which it believes contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
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Franklin has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Invesco Advisers, Inc.
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco has adopted procedures for allocating portfolio transactions across multiple accounts.

•Invesco determines which broker to use to execute each order for securities transactions for a fund, consistent with its duty to seek best execution of the transaction. However, for certain fund and/or other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, such other fund and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

•Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Kayne Anderson Rudnick Investment Management, LLC
There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a fund’s investments and the investments of any other fund or accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar
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arrangements that KAR may have in place that could benefit the fund and/or such other accounts. Additionally, any conflicts of interest between the investment strategies of a fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material since portfolio managers generally manage funds and other accounts having similar investment strategies.

Neuberger Berman Investment Advisers LLC
Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the mutual funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate in. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives.

A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including a fund.

Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund.

Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the portfolio manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (“NB”) will seek access to material non-public information. For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or
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restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information. NB maintains procedures that address the process by which material non-public information may be acquired intentionally by NB. When considering whether to acquire material non-public information, NB will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of NB’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since NB may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that NB, including a fund, may purchase or potentially limiting the ability of NB, including a fund, to sell such securities or instruments. Similarly, where NB declines access to (or otherwise does not receive or share within NB) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, NB will endeavor to act fairly to its clients as a whole. NB reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.

NBIA has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Vaughan Nelson Investment Management, L.P.
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among a Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among a Fund and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Vaughan Nelson strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Vaughan Nelson has adopted policies and procedures to mitigate the effects of these conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Vaughan Nelson will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of soft dollar arrangements.

Portfolio Managers’ Compensation
This following section describes the structure of, and the methods used to determine the different types of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements) for each of the Portfolio Managers as of August 31, 2024.

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American Century Investment Management, Inc.
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage, including the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.

Base Salary. Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. The mutual funds’ investment performance is generally measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund.

Portfolio managers may have responsibility for multiple mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group).

A second factor in the bonus calculation relates to the performance of a number of American Century funds managed according to one of the following investment disciplines: global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The performance of American Century ETFs may also be included for certain investment disciplines. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and/or the development of new products.

Restricted Stock Plans. Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans. Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

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Boston Partners Global Investors, Inc.
The portfolio managers’ compensation is comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the firm’s bonus program, key investment professionals are rewarded primarily for strong investment performance. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

Typically, bonuses are based upon a combination of one or more of the following criteria:

•Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;
•Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
•Investment Team Performance: the financial results of the investment group; and
•Firm-wide Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of the Adviser’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

The firm also provides a long-term incentive program. Portions of the annual bonuses are deferred for up to 3 years.

Driehaus Capital Management LLC
Driehaus compensates the Small Cap Select Fund’s lead portfolio manager, portfolio manager and assistant portfolio manager for their management of the Fund. The lead portfolio manager, portfolio manager and assistant portfolio manager are paid a fixed salary plus a bonus. Bonuses are determined based on the terms of a Revenue Sharing Plan and include a base amount calculated as a percentage of management fees paid by the accounts managed. In addition, if performance of a given strategy exceeds certain percentile benchmarks when compared to its peer group (primarily using Morningstar rankings) and/or certain risk adjusted return formulas, the bonus pool increases as a percentage of the management fees paid by the accounts managed within a strategy. The portfolio manager and assistant portfolio manager also receive a bonus based on a percentage of their salary, which has both subjective and objective components.

If Driehaus declares a profit sharing plan contribution, the lead portfolio manager, portfolio manager and assistant portfolio manager also would receive such contribution. The lead portfolio manager, portfolio manager and assistant portfolio manager participate in a deferred compensation plan.

EARNEST Partners, LLC
All EARNEST Partners personnel are paid a fixed salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. EARNEST Partners also matches a portion of employees’ 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service.

Mr. Viera is an owner of the firm. Equity ownership and profits derived therefrom are another component of compensation for the portfolio manager.

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Franklin Mutual Advisers, LLC
Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain, and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually, and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary: Each portfolio manager is paid a base salary.

Annual bonuses: Annual bonuses are structured to align the interests of the portfolio manager with those of the Small Cap Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash and restricted shares of Franklin Resources, Inc. stock and mutual fund shares. The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources, Inc. and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Small Cap Fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the Small Cap Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•    Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to the relevant peer group and/or applicable benchmark as appropriate.
•    Non-investment performance. The more qualitative contributions of the portfolio manager to Franklin’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.
•    Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Franklin Resources, Inc. stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, to create incentives to retain key talent.

Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of Franklin.

Invesco Advisers, Inc.

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and
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approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership that has responsibility for executing the compensation approach across the organization.

Deferred/Long-Term Compensation. Portfolio Managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Kayne Anderson Rudnick Investment Management, LLC
Virtus Investment Partners, Inc. and certain of its affiliated investment management firms, including KAR (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at KAR receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program of KAR’s parent company, Virtus, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval. Following is a more detailed description of KAR’s compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs and mutual fund investments that appreciate or depreciate in value based on the returns of one or more strategies managed by the investment professional. Individual payments are assessed using
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comparisons of actual investment performance with specific peer group or index measures. Performance of the strategies managed is generally measured over one-, three- and five-year periods and an individual manager’s participation is based on the performance of each account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a mutual fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. KAR believes it has appropriate controls in place to handle potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

Neuberger Berman Investment Advisers LLC
NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of either (i) fixed (salary) and variable (discretionary bonus) compensation but is more heavily weighted on the variable portion of total compensation, (ii) on a production model, whereby formulaic compensation is paid from the team compensation pool on a fixed schedule (typically monthly), or (iii) a combination of salary, bonus and/or production compensation. Compensation is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The amount allocated to individual Portfolio Managers is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. The share of pre-tax revenue a Portfolio Manager receives pursuant to any such arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participated in NB’s equity ownership structure, which was launched as part of the firm’s management buyout in 2009 and designed to incentivize and retain key personnel. NBIA also currently offers an equity acquisition program which allows employees a more direct opportunity to invest in NB.

Contingent Compensation. Certain employees may participate in NB’s Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of NBIA’s employees with the success of the firm and the interests of NBIA’s clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of NB investment strategies as specified by the firm on an employee-by-employee basis. By having a
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participant’s contingent compensation tied to NB investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader NB portfolio.

Vaughan Nelson Investment Management, L.P.
The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•Performance of the strategy managed (both absolute and relative to peers)
•Amount of revenue derived from the strategy managed
•Contribution to the development and execution of the firm’s investment philosophy and process
•Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Vaughan Nelson Compensation Committee at the recommendation of the Vaughan Nelson Chief Executive Officer.

There is no distinction for purposes of compensation between the funds and any other accounts managed. In addition to compensating professionals based on performance and their contribution to the success of the firm, Vaughan Nelson has created an entrepreneurial culture where the investment professionals are deeply involved in determining the strategic direction of the firm. The 50/50 sharing of net profits with Natixis provides an “open-ended” rewards system which enables key personnel to directly participate in the firm’s success. Vaughan Nelson’s compensation programs and unique culture have resulted in a very high level of retention of key professionals. All senior portfolio managers receive deferred compensation, paid over three years.

Portfolio Managers’ Ownership of the Funds
As of the fiscal period ended August 31, 2024, the Portfolio Managers of the Funds did not beneficially own any shares of the Funds.

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Service Providers
Fund Administrator, Transfer Agent and Fund Accountant
Pursuant to a fund administration and servicing agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, Fund Services acts as the Funds’ administrator. Fund Services provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust all of the documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value (“NAV”) and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Fund shares.

Pursuant to the Administration Agreement, as compensation for its services, Fund Services receives from each Fund a combined fee for fund administration and fund accounting services based on the Fund’s current average daily net assets. Fund Services is also entitled to be reimbursed for certain out-of-pocket expenses. In addition to its role as Administrator, Fund Services also acts as fund accountant, transfer agent (the “Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust.

For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Funds paid the following in fund administration and fund accounting fees to Fund Services:

Fund Administration & Fund Accounting Fees Paid During Fiscal Period Ended August 31
Fund	2024
Small Cap Select Fund	$133,075
Small Cap Fund	$74,303
Mid Cap Select Fund	$259,352
Mid Cap Fund	$136,816
Custodian
U.S. Bank National Association, an affiliate of Fund Services, serves as the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Funds, whereby the Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian has custody of all assets and securities of the Funds, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Trust. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Funds. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of funds in which the Funds may invest.

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Legal Counsel
Godfrey & Kahn, S.C., 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel to the Funds and the Independent Trustees.

Independent Registered Public Accounting Firm
Cohen & Company, Ltd. (“Cohen”), 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202, serves as the independent registered public accounting firm for the Funds. Cohen audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so.
The Distributor
Northwestern Mutual Investment Services, LLC is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Distributor, an affiliate of the Adviser, is a registered broker-dealer and is a member of FINRA.

Under a Distribution Agreement with the Funds, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. Shares of the Funds are only offered through certain advisory programs sponsored by Northwestern Mutual Wealth Management Company (“NMWMC”). During the fiscal period ended August 31, 2024, the Distributor did not receive any net underwriting discounts or commissions on the sale of Fund shares, any compensation on the redemptions or repurchases of Fund shares, or any brokerage commissions from the Funds.

After its initial two-year term the Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Shareholder Servicing Plan
The Trust has adopted a Shareholder Servicing Plan on behalf of the Funds to pay for shareholder support services from each Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of a Fund’s average daily net assets. Each Fund is responsible for paying a portion of shareholder servicing fees to each of the shareholder servicing agents who have written shareholder servicing agreements with the Fund, and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of shareholders.

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For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Funds paid the following shareholder servicing fees:

Shareholder Servicing Fees Paid During Fiscal Period Ended August 31
Fund	2024
Small Cap Select Fund	$314,519
Small Cap Fund	$143,277
Mid Cap Select Fund	$649,293
Mid Cap Fund	$312,078
Portfolio Transactions and Brokerage
Pursuant to the Advisory Agreement, the Adviser has delegated to each Sub-Adviser the authority to determine which securities are to be purchased and sold by a Fund and which broker-dealers are eligible to execute the Funds’ portfolio transactions with respect to the sleeve of Fund assets managed by the Sub-Adviser. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of a Fund’s Sub-Adviser, a better price or execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Funds will be effected through broker-dealers (including banks) that specialize in the types of securities that the Funds will be holding, unless the Adviser believes that better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, each Sub-Adviser, as applicable, will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to a Sub-Adviser, as applicable, that they may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Sub-Advisers consider such information, which is in addition to and not in lieu of the services required to be performed under the Advisory Agreement or Sub-Advisory agreement, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Funds subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser or Sub-Adviser has invested on behalf of the Funds and/or client accounts.

While it is the Funds’ general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser and Sub-Advisers, even if the specific services are not directly useful to the Funds and may be useful to the Adviser and Sub-Advisers in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Funds may pay a higher commission or spread than would
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be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Sub-Adviser’s overall responsibilities to the Funds.

Investment decisions for the Funds are made independently from those of other client accounts of the Sub-Advisers. Nevertheless, it is possible that at times identical securities will be acceptable for both a Fund and one or more of such client accounts. In such event, the position of the applicable Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Funds at the same time, the Funds may not be able to acquire as large a portion of such security as they desire, or they may have to pay a higher price or obtain a lower yield for such security. Similarly, the Funds may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by a Sub-Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Funds are concerned. In other cases, however, it is believed that the ability of the Funds to participate in volume transactions may produce better executions for the Funds. Notwithstanding the above, the Sub-Advisers may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Sub-Advisers shall, to the extent practicable, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

When buying or selling securities, each Sub-Adviser, as applicable, may, although does not currently, execute trades for the Funds with broker-dealers that are affiliated with the Trust, the Adviser, the Sub-Adviser, or their affiliates, and the Funds may pay commissions to such broker-dealers in accordance with procedures adopted by the Board. The Trust has adopted procedures to monitor and control such affiliated brokerage transactions, which are reported to and reviewed by the Board at least quarterly.

The Funds are required to identify any securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year.

During the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Mid Cap Select Fund held the following securities of its regular broker-dealers:

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/24)
Mid Cap Select Fund	Raymond James Financial, Inc.	$14,508,146

As of August 31, 2024, the Small Cap Select, Small Cap and Mid Cap Funds did not acquire any securities of their “regular brokers or dealers”.

The Funds are also required to identify any brokerage transactions during their most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such
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transactions and any related commissions paid by the Funds. During the fiscal period ended August 31, 2024, the Funds had no such transactions.

For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Funds paid the following in brokerage commissions:

Brokerage Commissions Paid During Fiscal Period Ended August 31
Fund	2024
Small Cap Select Fund	$1,089,044
Small Cap Fund	$266,435
Mid Cap Select Fund	$501,755
Mid Cap Fund	$238,495
Portfolio Turnover
Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of a Sub-Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction and brokerage commission costs and may generate capital gains, including short-term capital gains taxable to shareholders at ordinary income rates. To the extent that a Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

For the fiscal period from December 11, 2023 (commencement of operations) through August 31, 2024, the Funds’ portfolio turnover rates were as follows:

Portfolio Turnover During Fiscal Period Ended August 31,
Fund	2024
Small Cap Select Fund	54.21%
Small Cap Fund	36.01%
Mid Cap Select Fund	16.22%
Mid Cap Fund	28.20%

Code of Ethics
The Trust, the Adviser, the Sub-Advisers and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel to invest in securities that may be purchased or held by the Funds.

Proxy Voting Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s
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continuing oversight. The Adviser has in turn contractually delegated proxy voting authority to the Sub-Advisers for the assets of each Fund managed by the Sub-Advisers. The Proxy Policies require that the Adviser and Sub-Advisers vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.

The Adviser and the Sub-Advisers seek to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest. The Adviser and the Sub-Advisers consider shareholders’ best economic interests over the long term, that is, the common interest of all shareholders over time. Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser and the Sub-Advisers generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies. Consequently, the Adviser and the Sub-Advisers typically vote solicited proxies identically for all client accounts for which they have discretionary authority. The Adviser’s and the Sub-Advisers’ general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

Each Sub-Adviser’s proxy voting policy is included as an appendix to this SAI. Because portions of a Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could take opposite positions in the same securities. In the event that there is a proxy vote related to a security in which two Sub-Advisers have taken opposite positions, the Sub-Advisers may vote such proxy in a conflicting manner.

The actual voting records relating to portfolio securities held by the Funds during the 12-month period ending June 30th may be obtained without charge, upon request, by calling toll-free, 866-950-4644, on the Funds’ website at https://columnfunds.com/, or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with these laws, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. Ms. Deanna B. Marotz has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; and reporting suspicious and/or fraudulent activity.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Funds, has adopted portfolio holdings disclosure policies (the “Disclosure Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Funds.
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Information about the Funds’ portfolio holdings will not be distributed to any third party except in accordance with these Disclosure Policies. The Board of Trustees considered the circumstances under which the Funds’ portfolio holdings may be disclosed under the Disclosure Policies, considering actual and potential material conflicts that could arise in such circumstances between the interests of the Funds’ shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Funds. After due consideration, the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in these Disclosure Policies.

Information about the Funds’ portfolio holdings will not be distributed to any third party except as described below:

•the disclosure is required to respond to a regulatory request, court order or other legal proceeding;
•the disclosure is to a mutual fund rating or evaluation services organization (such as Factset, Morningstar and Lipper), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement, or is bound by applicable duties of confidentiality imposed by law, with the Funds;
•the disclosure is made to the Funds’ service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as the Adviser, the Sub-Advisers, the Board of Trustees, the Funds’ independent registered public accountants, regulatory authorities, counsel to the Funds or the Board of Trustees, proxy voting service providers, financial printers involved in the reporting process, the fund administrator, fund accountant, transfer agent, or custodian of the Funds;
•the disclosure is made by the Adviser’s or Sub-Adviser’s trading desk to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities, in addition, the Adviser’s or Sub-Adviser’s trading desk may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser or Sub-Adviser with natural order flow information;
•the disclosure is made to institutional consultants evaluating the Funds on behalf of potential investors;
•the disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public; or
•the disclosure is made pursuant to prior written approval of the Trust’s CCO, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Funds’ shareholders.

For purposes of the Disclosure Policies, portfolio holdings information does not include descriptive information if that information does not present material risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Funds. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (i) descriptions of allocations among asset classes, regions, countries or industries/sectors; (ii) aggregated data such as average or median ratios, or market capitalization, performance attributions by industry, sector or country; or (iii) aggregated risk statistics. It is the policy of the Trust to prohibit any person or entity from receiving any
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direct or indirect compensation or consideration of any kind in connection with the disclosure of information about the Funds’ portfolio holdings.

The Trust’s CCO must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefor. In connection with the oversight responsibilities by the Board of Trustees, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Funds to third parties must be provided to the full Board of Trustees or its authorized committee. In addition, on a quarterly basis, the Board will review any disclosures of portfolio holdings outside of the permitted disclosures described above to address any conflicts between the interests of Fund shareholders and those of the Adviser, the Sub-Advisers or any other Fund affiliate.

Currently, the Funds provide their quarterly portfolio holdings to rating and ranking organizations, including, but not limited to, Lipper, a Thomson Reuters Company, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation, FactSet and Capital-Bridge, Inc. The Funds also disclose on their website the top-ten holdings information between the 5th and 10th day of the month following the date of the holdings. The Funds will also post on their website a complete list of portfolio holdings each calendar quarter. Portfolio holdings information may be separately provided to any person at the same time that it is filed with the SEC or one day after it is first published on the Funds’ website. Portfolio holdings disclosure may be approved under the Disclosure Policies by the Trust’s CCO. Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports on Form N-CSR to Fund shareholders, and in the quarterly holdings report on Part F of Form N-PORT. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Any suspected breach of this policy must be reported immediately to the Trust’s CCO, or to the chief compliance officer of the Adviser who is to report it to the Trust’s CCO. The Board of Trustees reserves the right to amend the Disclosure Policies at any time without prior notice in its sole discretion.

Determination of Net Asset Value
The NAV of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement. If the NYSE closes early, the Fund will calculate the NAV as of the close of trading on the NYSE on that day. If an emergency exists as permitted by the SEC, the NAV may be calculated at a different time.

The NAV per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the applicable Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

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Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to the Adviser’s procedures subject to oversight by the Board of Trustees.

Each equity security owned by a Fund, including depositary receipts, that is traded on a national securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale or official closing price on the principal exchange on which such security is traded, as of the close of business on the day the security is being valued. All equity securities that are not traded on a listed exchange are valued at the last sales price at the close of the OTC market. If a non-exchange listed security does not trade on a particular day, then the last quoted bid price will be used as long as it continues to reflect the value of the security.

Fund securities listed on NASDAQ shall be valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security will be valued at the most recent bid prices on such day, or the security shall be valued at the latest sales price on the “composite market” for the day such security is being valued. The composite market is defined as a consolidation of the trade information provided by a national securities and foreign exchange and OTC markets as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued in accordance with prices provided by a Pricing Service. Pricing Services may use various valuation methodologies such as an evaluated bid price by employing methodologies that utilize a matrix, formula or other objective methods that take into consideration actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Pricing service quotations will be valued at the bid price. Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date. Any discount or premium is accrued or amortized using the constant yield method until maturity. In the absence of available quotations, the securities will be priced at fair value.

Foreign securities will be priced in their local currencies. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time. Occasionally, events which affect the values of such securities may occur between the times at which the values are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value in good faith as determined by the Adviser in accordance with its fair valuation procedures. Each foreign equity security held by a Fund (other than those traded in countries outside of Canada, Mexico, Central and South America) will be valued at its fair value by using a value determined by an independent pricing agent rather than using the last closing price of such foreign security on its principal overseas market. A value determined by an independent pricing agent will also be used to fair value foreign securities held by a Fund on any day when a foreign market is closed due to a local holiday or other scheduled closure, but the New York Stock Exchange is open.
Money market funds are valued at net asset value.
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Demand notes and repurchase agreements are valued using evaluated prices based on accepted industry conventions obtained from independent pricing services. On any day a price is not available for a security with a remaining maturity of sixty days or less such security will be fair valued by reference to the security’s amortized cost.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Board which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV.

Forward foreign currency contracts are valued in accordance with prices provided by a Pricing Service. If a price is not available from a Pricing Service, the securities will be priced at fair value taking into consideration the following key inputs: purchase price, prior price, last trade, market quotations.

Options contracts are valued at the last quoted sales price or, if there is no such reported sale, long positions are valued at the most recent bid price, and short positions at the ask price. If there are no trades for the option on a given business day composite option pricing calculates the bid price and lowest ask price across the exchanges where the option is traded.

Pursuant to Rule 2a-5 of the 1940 Act, all other assets of the Funds are valued as the Adviser in good faith deems appropriate to reflect their fair value.

Additional Purchase and Redemption Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase, Exchange and Redeem Shares
Fund shares are only available to investors participating in certain advisory programs sponsored by NMWMC. NMWMC advisory program investors may purchase, exchange and redeem shares of the Funds only through NMWMC. Investors participating in advisory programs sponsored by NMWMC should contact NMWMC for additional information about purchase, exchange and redemption policies of the advisory program in which they participate.

Redemption Line of Credit
The Funds have entered into a line of credit agreement with U.S. Bank, N.A., which may be used for temporary liquidity to meet redemption requests. The line of credit permits each Fund to borrow, for a period of up to 45 days for each borrowing, a total amount equal to lesser of: (1) $100,000,000; (2) 20% of the total market value of the borrowing Fund; or (3) 33.33% of the borrowing Fund’s unencumbered assets. The Funds may pay fees for the establishment and annual renewal of the line of credit agreement, and borrowings through the line of credit are subject to interest at the lender’s prime floating rate. All borrowings through the line of credit are subject to the limitations on borrowing under the 1940 Act, as described under “Borrowing” in the section of this SAI entitled “Investment Policies, Strategies and Associated Risks,” above.
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Redemption in-Kind
The Trust, on behalf of the Funds, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Funds to redeem in-kind redemption requests of a certain amount. Specifically, if the amount you are redeeming during any 90-day period is in excess of the lesser of $250,000 or 1% of the net assets of a Fund, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the net assets of the Funds in securities instead of cash. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash. For federal income tax purposes, redemptions made in kind are taxed in the same manner to a redeeming shareholder as redemptions made in cash. In addition, sales of in-kind securities may generate taxable gains.

Federal Income Tax Matters
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.

This section is based on the Code, Treasury Regulations, judicial decisions, and Internal Revenue Service (the “IRS”) guidance as of the date hereof, all of which are subject to change, and possibly with retroactive effect. These changes could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of the changes could affect the timing, amount and tax treatment of Fund distributions made to shareholders. There may be other federal, state, foreign or local tax considerations to a particular shareholder. No assurance can be given that legislative, judicial, or administrative changes will not be forthcoming which could affect the accuracy of any statements made in this section. Please consult your tax adviser before investing.

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund, as a series of the Trust, intends to qualify and elect to be treated as a regulated investment company (“RIC”) under Subtitle A, Chapter 1, Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of its distributions. Each Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes on amounts distributed. However, the Funds can give no assurances that their anticipated distributions will be sufficient to eliminate all Fund level taxes. If a Fund does not qualify as a RIC, and is unable to obtain relief from such failure, it would generally be taxed as a regular corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning them through the Fund.

To qualify as a RIC, each Fund must derive at least 90% of its gross income from “good income,” which includes: (1) dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies; (2) other income (including but not limited to gains from options, futures or forward contracts) derived with respect to the Fund’s business of investing in such stock, securities or foreign currencies and (3) net income derived from interests in a qualified publicly traded partnership. Some Fund investments may produce income that will not qualify as good income for the purposes of this annual gross income requirement. Although Code Section 851(b) authorizes the U.S. Treasury Department to issue Treasury Regulations excluding “foreign currency gains” that are not directly related to a RIC’s principal business of investing in stock or securities from qualifying income, Treasury Regulations currently provide that gains from the sale or other disposition of foreign currencies is qualifying income. Nevertheless, there can be no absolute assurances that future
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Treasury Regulations will not come to a different conclusion or that a Fund will satisfy all requirements to be taxed as a RIC.

Furthermore, each Fund must diversify its holdings such that at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer; and (ii) no more than 25% of the value of the Fund’s assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), or of any two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same, similar or related trades or businesses, or of certain qualified publicly traded partnerships.

Each Fund will be subject to a 4% federal excise tax if it fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of its capital gain net income for the 12‑month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period) and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.

Investment company taxable income generally consists of interest, dividends, net short-term capital gain and net gain from foreign currency transactions, less expenses. Net capital gain is the excess of the net long-term gain from a Fund’s sales or exchanges of capital assets over the net short-term loss from such sales or exchanges, taking into account any capital loss carryforward of such Fund. The Funds may elect to defer certain losses for tax purposes. Any future net capital losses realized by a Fund in any taxable year may be carried forward indefinitely, and such carryforwards will generally retain their character as long-term or short-term capital losses. At August 31, 2024, the Funds had capital loss carryforwards as follows:

	Short-Term	Long-Term
Small Cap Select Fund	$(5,325,610)	$—
Small Cap Fund	—	—
Mid Cap Select Fund	(6,158,411)	—
Mid Cap Fund	(950,014)	—

Distributions of investment company taxable income are generally taxable to shareholders as ordinary income. For a non-corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may consist of “qualified dividend income” eligible for taxation at the reduced federal income tax rates applicable to long-term capital gains to the extent that the amount distributed is attributable to and reported as “qualified dividend income” and the shareholder meets certain holding period requirements with respect to its Fund shares. For a corporate shareholder, a portion of a Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends‑received deduction to the extent such Fund receives dividends directly or indirectly from a U.S. corporation, reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its shares. The aggregate amount so reported to either non-corporate or corporate shareholders, as applicable, cannot, however, exceed the aggregate amount of such dividends received by a Fund for its taxable year.
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Distributions of net capital gain are taxable to shareholders as long-term capital gain regardless of the length of time that a shareholder has owned Fund shares. Distributions of net capital gain are not eligible for “qualified dividend income” treatment or the dividends-received deduction referred to above.

Distributions of any investment company taxable income and net capital gain will be taxable as described above whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the alternative minimum tax.

Certain individuals, trusts and estates may be subject to a net investment income (“NII”) tax of 3.8% (in addition to the regular income tax). The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Funds’ distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon the sale, exchange or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

A sale, redemption or exchange of Fund shares, whether for cash or in-kind proceeds, may result in recognition of a taxable capital gain or loss. Gain or loss realized upon a sale, redemption or exchange of Fund shares will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as a short-term capital gain or loss. However, any loss realized upon a sale, redemption or exchange of shares held for six months or less will be treated as a long‑term capital loss to the extent of any distributions of net capital gain received or deemed to be received with respect to such shares. In determining the holding period of such shares for this purpose, any period during which the shareholder’s risk of loss is offset by means of options, short sales, or similar transactions is not counted. Any loss realized upon a sale, redemption or exchange of Fund shares may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption or exchange. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, redemption or exchange of the shares.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income, and (ii) distributions of net capital gain and the gross proceeds of a sale, exchange, or redemption of Fund shares paid to: (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items, (unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement with the United States and the entity’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Funds that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale, exchange or redemption of Fund shares. Although taxpayers are entitled to
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rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Funds and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by such Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without such Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve each Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Except in the case of certain shareholders, if a shareholder does not furnish the Funds with its correct Social Security Number or other applicable taxpayer identification number and certain certifications or the Funds receive notification from the IRS requiring backup withholding, the Funds are required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at a rate set under Section 3406 of the Code for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject a tax withholding at a flat rate of 30% on U.S.-source income that is not effectively connected with the conduct of a trade or business in the U.S. This withholding rate may be lower under the terms of a tax treaty or convention.

Distributions
Each Fund will receive income primarily in the form of dividends and interest earned on the Fund’s investments in securities. This income, less the expenses incurred in their operations, is a Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of a Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in their shares.

Each Fund may also realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain that a Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any capital loss carryforwards) will comprise part of net
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investment income. If during any year a Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will generally have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital loss carryforward) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses of the Funds may be carried forward indefinitely and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by a Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying their NMWMC financial advisor.

Cost Basis Reporting
The Funds are required to report to certain shareholders and the IRS the cost basis of Fund shares when the shareholder sells, redeems or exchanges such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, banks, corporations (other than S corporations), credit unions and certain other entities and governmental bodies.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption or exchange of a share results in a capital gain or loss. If you sell, redeem or exchange shares during any year, then the Funds will report the gain or loss, cost basis, and holding period of such shares to the IRS and you on Form 1099.

A cost basis method is the method by which a Fund determines which specific shares are deemed to be sold, exchanged, or redeemed when a shareholder sells, redeems or exchanges less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Funds will use the average cost method, which averages the basis of all shares in an account regardless of holding period, and shares sold, redeemed or exchanged are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its shares. The default cost basis method applied by the Funds or the alternate method elected by a shareholder may not be changed after the settlement date of a sale, redemption or exchange of Fund shares.

Please contact your Northwestern Mutual Wealth Management Company (“NMWMC”) financial advisor with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

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Financial Statements
The audited financial statements, accompanying notes and report of the Funds’ independent registered public accounting firm appearing in the Funds’ 2024 Annual Report to Shareholders on Form N-CSR are hereby incorporated by reference in this SAI.

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Appendix A

American Century Investment Management, Inc. and American Century Investment Management, Inc. (Avantis Investors division) Proxy Voting Guidelines

Effective Date(s): September /October 2004, Last Revised November/December 2019

American Century Investment Management, Inc. (the “Adviser”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Adviser has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Adviser. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Adviser will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Adviser in writing.

I.General Principles

In providing the service of voting client proxies, the Adviser is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Adviser will vote all proxies with respect to investments held in the client accounts it manages. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Adviser will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Adviser may at times vote differently on the same proposals.

Examples of when an account’s vote might differ from other accounts managed by the Adviser include, but are not limited to, proxy contests and proposed mergers. In short, the Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.Specific Proxy Matters

A.Routine Matters

1.Election of Directors

a.Generally. The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Adviser will vote in favor of management's director nominees if they are running unopposed. The Adviser believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Adviser of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Adviser may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Adviser will evaluate which nominees' publicly- announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
b.Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
c.Classification of Boards. The Adviser will support proposals that seek to declassify boards. Conversely, the Adviser will oppose efforts to adopt classified board structures.
d.Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. The Adviser believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
e.Majority Vote Standard for Director Elections. The Adviser will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Adviser may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
f.Withholding Campaigns. The Adviser will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

2.Ratification of Selection of Auditors

The Adviser will generally rely on the judgment of the issuer’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Adviser will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

B.Compensation Matters

1.Executive Compensation

a.Advisory Vote on Compensation. The Adviser believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Adviser will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Adviser concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.

b.Frequency of Advisory Votes on Compensation. The Adviser generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

2.Equity Based Compensation Plans

The Adviser believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive.

The Adviser will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution.

Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Adviser's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved.

The Adviser will generally vote against the adoption of plans or plan amendments that:

•Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);
•Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
•Establish restriction periods shorter than three years for restricted stock grants;
•Do not reasonably associate awards to performance of the company; or
•Are excessively dilutive to the company.

C.Anti-Takeover Proposals

In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

1.Cumulative Voting

The Adviser will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Adviser believes that the elimination of cumulative voting constitutes an anti-takeover measure.

2.Staggered Board

If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti- takeover device and will vote against establishing them and for eliminating them. However, the Adviser does not necessarily vote against the re-election of directors serving on staggered boards.

3."Blank Check" Preferred Stock

Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

4.Elimination of Preemptive Rights

When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.

While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

5.Non-targeted Share Repurchase

A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.Increase in Authorized Common Stock

The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

7."Supermajority" Voting Provisions or Super Voting Share Classes

A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Adviser believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time- consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

8."Fair Price" Amendments

This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals.

In general, the Adviser will vote against fair price proposals unless the Adviser concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

9.Limiting the Right to Call Special Shareholder Meetings.

The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Adviser will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

10.Poison Pills or Shareholder Rights Plans

Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock.

The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.

The Adviser will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Adviser will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

11.Golden Parachutes

Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented.

12.Reincorporation

Reincorporation in a new state is often proposed as one part of a package of anti- takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions.

The Adviser will examine reincorporation proposals on a case-by-case basis. Generally, if the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Adviser will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will generally vote affirmatively.

13.Confidential Voting

Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.

Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Adviser will generally vote in favor of any proposal to adopt confidential voting.

14.Opting In or Out of State Takeover Laws

State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will generally vote in favor of opting out of restrictive state takeover laws.

D.Transaction Related Proposals

The Adviser will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Adviser may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

E.Other Matters

1.Proposals Involving Environmental, Social, and Governance (“ESG”) Matters

The Adviser believes that ESG issues can potentially impact an issuer’s long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by- case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Adviser’s consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value.

Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Adviser believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Adviser’s clients, and, therefore, the Adviser will generally rely on management’s assessment of the economic effect if the Adviser believes the assessment is not unreasonable.

Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Adviser believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management’s recommendation. In addition, the Adviser will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

2.Anti-Greenmail Proposals

"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

3.Indemnification

The Adviser will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

4.Non-Stock Incentive Plans

Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case- by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

5.Director Tenure

These proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

6.Directors’ Stock Options Plans

The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company’s total exposure to stock option plan dilution.

7.Director Share Ownership

The Adviser will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the board of directors, in the belief that such ownership should be at the discretion of Board members.

8.Non-U.S. Proxies

The Adviser will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Adviser generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

III.Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.

Prior to the selection of a proxy advisory firm and periodically thereafter, the Adviser will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Adviser’s policies and its clients best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Adviser, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Adviser if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Adviser discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.

While the Adviser takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

IV.Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management’s positions and give the Adviser’s staff the opportunity to ask additional questions about the matter being presented. Companies with which the Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Adviser votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Adviser’s clients, our proxy voting personnel regularly catalog companies with whom the Adviser has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).

In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Adviser will “echo vote” such shares, if possible. Echo voting means the Adviser will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case where the other American Century funds are the only shareholders), the shares of the underlying fund will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Case-by-case determinations will be made by the Adviser’s staff, which is overseen by the General

Counsel of the Adviser, in consultation with equity managers. Electronic records will be kept of all votes made.

Appendix B

Boston Partners Global Investors, Inc. and Boston Partners Global Investors, Inc. (WPG Partners division) Proxy Voting Guidelines

Proxy Voting Policies and Procedures February 2024

Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.

Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.

The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’

Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.

Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.

Conflicts

Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting

Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Oversight

Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.

Disclosures

A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your

Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/.

For general inquires, contact (617) 832-8162.

Appendix C

Driehaus Capital Management LLC Proxy Voting Guidelines

FEBRUARY 2023

For those clients for whom Driehaus Capital Management LLC (“DCM”) has undertaken to vote proxies, DCM retains the final authority and responsibility for such voting. On behalf of our valued clients, DCM (i) provides the client with this written summary of its proxy voting policy and the complete proxy voting policy upon request; (ii) discloses to the client how to obtain voting information; (iii) applies the proxy voting policy consistently; (iv) documents the reasons for voting; (v) maintains records of voting activities for clients and regulating authorities; (vi) generally aims to vote securities based on a pre-determined voting policy, based on the recommendations of an independent third-party to avoid conflicts of interest with DCM; and (vii) follows a formal process in the event of a deviation from the third-party’s voting recommendations.

In order to facilitate this proxy voting process, DCM has retained Institutional Shareholder Services Inc. (“ISS”) to provide in-depth proxy research, vote recommendations and execution, and the record keeping necessary for the appropriate management of a client account. ISS is an investment adviser that specializes in providing a variety of fiduciary-level services related to proxy voting. DCM has ascertained that ISS has the capacity and competency to analyze proxy issues, make vote recommendations in an impartial manner and in the best interests of DCM’s clients. The default choice used by DCM for ISS recommendations is the ISS Sustainability U.S. Proxy Voting Guidelines for its domestic strategies and the International Sustainability Proxy Voting Guidelines for its international strategies. Clients may choose another policy, such as the ISS U.S. Proxy Voting Guidelines, as appropriate. In addition to analyses, ISS delivers to DCM voting reports that reflect voting activities for DCM’s clients, enabling the clients to monitor voting activities performed by DCM.

DCM’s proxy voting policy refers to the general voting guidelines that ISS follows on various types of issues when there are no company-specific reasons for voting to the contrary. In making the proxy voting decision, there are two overriding considerations: first, the economic impact of the proposal; and second, the best interest impact of a proposal if it were to pass or not pass, as the case may be. ISS performs company-by-company analysis, which means that all votes are reviewed on a case-by-case basis and no issues are considered routine. Each issue is considered in the context of the company under review. DCM generally follows ISS’s recommendations and typically does not use its discretion in the proxy voting decision. For this reason, client proxies are voted in the clients’ best interests, in accordance with a predetermined policy based upon recommendations of an independent third party, and are not affected by any potential or actual conflict of interest of DCM. If a situation arises in which a DCM portfolio manager wishes to deviate from an ISS recommendation on a proxy voting decision, that portfolio manager must consult with DCM’s general counsel or chief compliance officer in writing and provide: (i) the name of the issuer; (ii) a description of the proposal; (iii) ISS’s voting recommendation; (iv) the reason the portfolio manager believes they are acting in the best interest of clients by voting against the ISS recommendation; and (v) identification of any actual or potential conflicts of interest which do or could exist with respect to the proposal.

DCM may decline to vote proxies due to certain market considerations, including “share blocking.” DCM generally prefers not to restrict the sale of any shares held within client accounts for proxy voting
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purposes and it is therefore standard practice for DCM not to execute proxies for holdings located in countries that engage in share blocking.

In addition, DCM annually, and more frequently if necessary, reviews ISS’s policies and procedures regarding any potential conflicts of interest when making vote recommendations to determine if ISS is acting impartially.

Clients who are interested in obtaining information from DCM on how their securities were voted may contact the Relationship Management Department at 1-800-688-8819. In addition, the Relationship Management Department mails to each client an annual record of all proxies voted on behalf of that client. Clients may also contact the Relationship Management Department if they wish to receive a copy of DCM’s complete proxy voting policy.
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Appendix D

EARNEST Partners, LLC Proxy Voting Guidelines

As a general rule, EARNEST Partners (hereinafter referred to as “Adviser”, “We”, or “Us”) will accept authority to vote Client securities. The Adviser and the Client will agree upon the scope of the Adviser’s authority and responsibilities to vote proxies on behalf of the Client in an investment management agreement. Clients can generally direct Us in writing to vote on their behalf according to specific proxy voting guidelines or how to vote on their behalf in a particular solicitation. Absent any written direction from the Client and provided We (or our designee, as applicable) receive the proxies timely and in good order, We will seek to vote the proxies in accordance with our then current proxy voting policies and procedures as generally described below.

In addition, the following will generally be adhered to unless the Adviser is instructed otherwise in writing by the Client:

•     While the Adviser engages with portfolio companies on a regular basis, the Adviser will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.
•     The Adviser will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.
•     The Adviser will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.
•     All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing the Adviser’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

The Adviser has designated a Proxy Director. The Proxy Director, in consultation with the Adviser’s Investment Team, will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Absent any written direction from the Client, proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above, the Adviser’s Proxy Voting Guidelines (currently obtained from Institutional Shareholder Services (ISS)) and the different categories of Clients, as determined by the Adviser. Therefore, it is possible that actual votes may differ from the general policies and the Adviser’s Proxy Voting Guidelines. In the case where the Adviser believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In the event the services of an outside third party professional are not available in connection with a conflict of interest, the Adviser will seek the advice of the Client.

A detailed description of the Adviser’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how the Adviser has voted with respect to portfolio company securities by calling, writing, or emailing Us at:

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EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
404-815-8772

The Adviser reserves the right to change these policies and procedures at any time without notice.
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Appendix E

Franklin Mutual Advisers, LLC Proxy Voting Guidelines

March 2022

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the

Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A (to Appendix E)

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)
Franklin Advisory Services, LLC (FASL)
Franklin Mutual Advisers LLC (FMA)
Franklin Templeton Investments Corp. (FTIC)
Franklin Templeton Investment Management Limited (FTIML)
Templeton Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ.
Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

The Franklin LibertyQ branded smart beta exchange traded funds and other passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote.
Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

Appendix F

Invesco Advisers, Inc. Proxy Voting Guidelines

Effective January 2024

Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy (the “Procedures”). Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II.
It is the responsibility of Invesco’s Proxy Voting and Governance team to maintain and facilitate the review of the Procedures annually.

A. Oversight and Governance

Oversight of the proxy voting process is provided by the Proxy Voting and Governance team and the Global Invesco Proxy Advisory Committee (“Global IPAC”). For some clients, third parties
(e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally and Invesco’s Global Head of ESG and is chaired by its Director of Proxy Voting and Governance. Representatives from
Invesco’s Legal, Compliance, Risk and Government Affairs departments may also participate in
Global IPAC meetings. The Global IPAC provides a forum for investment teams, in accordance with this Policy, to:

•monitor, understand and discuss key proxy issues and voting trends within the Invesco
•complex;
•assist Invesco in meeting regulatory obligations;
•review votes not aligned with our good governance principles; and
•consider conflicts of interest in the proxy voting process.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semiannually, and has the following responsibilities and functions: (i) acts as a key liaison between the Proxy Voting and Governance team and portfolio management teams to ensure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii)
monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the
Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.

B. The Proxy Voting Process

At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Proxy Voting and Governance team and a dedicated technology team.
Invesco’s proprietary voting platform streamlines the proxy voting process by providing our global investment teams with direct access to proxy meeting materials including ballots,
Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.

Invesco’s Proxy Voting and Governance team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, as our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.

Our proprietary systems facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on its internal proxy voting guidelines and in circumstances where Majority Voting, share blocking (as defined in Part E below) or proportional voting applies. If necessary, votes may be cast by
Invesco or via the Proxy Service Providers Web platform at our direction. I

C. Retention and Oversight of Proxy Service Providers

Invesco has retained two independent third party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In
addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL,
“Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on
Invesco’s internally developed proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services.

While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s portfolio management teams retain full and independent discretion with respect to proxy voting decisions.

Updates to previously issued proxy research reports and recommendations may be provided to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Proxy Voting and Governance team periodically monitors for these research alerts issued by Proxy Service Providers that are shared with our portfolio management teams.

Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.

As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco completes a review of the System and Organizational Controls (“SOC”) Reports for
Proxy Service Providers to confirm the related controls were in place and to provide reasonable assurance that the related controls operated effectively.

D. Disclosures and Recordkeeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records for at least seven (7). Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:

•     In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. In addition, Invesco, as an institutional manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31st of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Invesco mutual funds’ and closed-end funds’ Form N-PX proxy voting records are made available on Invesco’s website here. The Invesco ETFs’ Form N-PX proxy voting records are available at no charge upon request by calling 1-800-983-0903 or by writing to the Invesco ETFs at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.
•To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
•     In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.
•     In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.
•     In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.

•     In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
•     In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.
•     In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
•     In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
•     In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.

Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.

E. Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

•Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Invesco generally refrains from voting proxies at companies where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
•Some companies require a representative to attend shareholder meetings in person to vote a proxy, or submit additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, or submitting additional documentation or disclosures outweigh the benefit of voting a particular proxy.
•Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.
•Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, due to a proxy voting service not being offered by the custodian in the local market or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.

F. Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where funds’ shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to systematically recall all securities on loan for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when
Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant portfolio manager will make these determinations.

G. Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the Proxy Voting and Governance global ESG team. These criteria are monitored and updated periodically by the Proxy Voting and Governance team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Subcommittee for approval by a majority vote.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that are held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Funds of Funds

There may be conflicts that arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out examples of how Invesco votes in these instances:

•When required by law or regulation, shares of an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•When required by law or regulation, shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the shares.
•For U.S. funds of funds where proportional voting is not required by law or regulation, shares of Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with our internally developed voting guidelines.
•Non-U.S. funds of funds will not be voted proportionally. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote non-US funds of funds in line with the firm level conflicts of interest process described above.
•Where client accounts are invested directly in shares issued by Invesco affiliates and Invesco has proxy voting authority, shares will be voted proportionally in line with nonaffiliated holders. If proportional voting is not possible, the shares will be voted in line with a Proxy Service Provider’s recommendation.
•Unless it decides to solicit investor instructions, Invesco shall not vote the shares of an Invesco fund held by a fund managed by Invesco Canada Ltd.

H. Review of Policy

It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to ensure this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

Appendix G

Kayne Anderson Rudnick Investment Management, LLC Proxy Voting Guidelines

Kayne Anderson Rudnick Investment Management, LLC (the “Firm”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of our clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940. The extent to which the Firm votes proxies is governed by the agreement between the Firm and its clients.

The Firm utilizes Institutional Shareholder Services, Inc. (“ISS” and the “Proxy Advisor”) to administer and analyze proxy votes. We determined initially that ISS has the capacity and competency to adequately analyze the matters for which the Firm is responsible for voting. The Proxy Advisor is reassessed on at least an annual basis by the Risk and Compliance Committee. Factors considered as part of this assessment include the following:

I.     Whether the Proxy Advisor maintains sufficient staffing, personnel, and technology to competently administer and analyze proxy votes.

II.     Whether the Proxy Advisor maintains policies and procedures that are reasonably effective at seeking timely input from issuers and clients with respect to its proxy voting policies, methodologies and peer group constructions including “say-on-pay votes.” These policies and procedures shall take into consideration unique characteristics of each issuer.

III.     Whether the Proxy Advisor adequately discloses its methodologies in formulating its voting recommendations, including its use of third party information sources and its interactions with issuers.

IV. Whether the Proxy Advisor has policies and procedures for obtaining current and accurate information relevant to matters included in its research and on which it makes voting recommendations. These policies and procedures shall address the Proxy Advisor’s engagement with issuers, efforts to correct materially deficient analysis, disclosure of sources used and consideration of factors unique to the issuer.

V. Whether the Proxy Advisor has policies and procedures in place to identify, disclose and address actual and potential conflicts concerning (1) its relationship with issuers that are subject of a proxy vote in writing and (2) its affiliations and ownership structure. Such policies and procedures shall be designed to produce disclosures that are context specific and utilize technology to make them readily accessible.

VI. Instances in the prior year, if any, where the Proxy Advisor’s recommendations to the Firm were made based on materially inaccurate or incomplete information meriting ballot changes. Additionally, instances in the prior year, if any, where the Proxy Advisor submitted incorrect ballots and any subsequent action taken by ISS to correct the issue.

Additionally, the Risk and Compliance Committee reviews the Proxy Advisor’s voting policies annually and confirms the policies are in the best interest of the Firm’s clients.

In addition to analysis provided by ISS, the Firm also leverages the investment management team’s knowledge as part of its oversight of the Firm’s proxy voting policies and procedures. As part of the Firm’s research process, which can include reviewing regulatory filings, press releases, and industry data as well as comprehensive interviews with management and company personnel, the investment management team develops a strong understanding of the issuer. As the investment process screens for excellence in management, the Firm generally believes that non-shareholder-value issues should be voted in alignment with management’s recommendations as long as doing so does not present a conflict with clients’ interests. While the Firm’s clients may utilize different voting policies, the Firm believes there is no conflict between strategies because all strategies follow a singular quality focused investment strategy.

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with the Firm, the foregoing policies and procedures shall be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted. Consistent with Labor Department positions, it is the policy of the Firm to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

12.2 Voting Administrative Procedures

Administration of proxy voting is coordinated by the Operations Department and the Proxy Advisor. Where the client has delegated proxy voting authorization to the Firm, accounts are set to prepopulate votes in accordance with one of several voting policies by the Proxy Advisor depending on the type of client and consistent with the Firm’s voting principles. For certain situations, including the types of situations specifically listed below, the Firm’s Operations Department provides prepopulated votes and the Proxy Advisor’s analysis to the research analyst responsible for evaluating the issuer and/or the portfolio manager(s) responsible for the strategy holding the security for further review. If the research analyst and/or applicable portfolio manager(s) determine in good-faith that the Proxy Advisor’s prepopulated vote is not in the best interest of the Firm’s clients, the research analyst and/or applicable portfolio manager(s) shall submit a rationale to the Risk and Compliance Committee explaining: (1) how they propose to vote; (2) why the vote is in the clients’ best interest and not to their detriment; and (3) whether they identified any material inaccuracies or incomplete information on which the Proxy Advisor relied in making their recommendation. When two members of the Risk and Compliance Committee approve the change, the Operations Department shall manually override the ballot.

For votes involving a complex or controversial issue, the research analyst and/or portfolio manager(s) responsible for evaluating the issuer shall conduct further analysis before the votes are submitted. Further analysis may include discussions with the issuer or consideration of additional information. Circumstances meriting further analysis include, but may not be limited to, the following situations:

a.     Recommendations by the Proxy Advisor for votes against management in accordance with the proxy voting policy utilized for a client;
b.     Instances where the Firm is made aware that the issuer has responded to the Proxy Advisor’s voting recommendation or contacts a member of the investment team with relevant supplemental information;

c.    Major corporate events including mergers and acquisitions, dissolutions, conversions, and consolidations; or
d. Contested elections for directors.

If after the additional analysis is complete, the research analyst and/or portfolio manager(s) wish to propose a change to the prepopulated vote, they shall submit a rationale to the Risk and Compliance Committee explaining (1) how they propose to vote, (2) why the vote is in the clients’ best interest, and (3) whether they identified any material inaccuracies or incomplete information on which the Proxy Advisor relied in making their recommendation.

With the approval of two members of the committee, the Operations Department shall manually override the ballot.

12.3 Limitations

We generally refrain from voting proxies in the following circumstances:

a.     Client maintains proxy voting authority or has delegated the right to vote proxies to a third-party other than the Firm;
b.     Client terminated our agreement;
c.     Instances where the cost of casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment;
d.     Securities are out on loan and transferred into the borrower's name unless the proposal is materially, financially important to the client's account, in which case we recall the securities for voting; and
e.     Costs in voting proxies exceeds any anticipated benefits to the client such as instances where fees include costs of traveling to a remote location, high translation costs, or paying a high fee.

Appendix H

Neuberger Berman Investment Advisers LLC Proxy Voting Guidelines

Proxy Voting Policies and Procedures
February 2023

I.     Introduction and General Principles

A.     Certain subsidiaries of Neuberger Berman Group LLC ("NB") have been delegated the authority and responsibility to vote the proxies of their respective investment advisory clients and exercise such responsibility according to these policies and procedures.
B.     NB understands that proxy voting is an integral aspect of investment management. Accordingly, proxy voting must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.
C.     NB believes that the following policies and procedures are reasonably expected to ensure that proxy matters are conducted in the best interest of clients, in accordance with NB's fiduciary duties, applicable rules under the Investment Advisers Act of 1940, fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations, the UK Stewardship Code, the Japan Stewardship Code and other applicable laws and regulations.
D.     In instances where NB does not have authority to vote client proxies, it is the responsibility of the client to instruct the relevant custody bank or banks to mail proxy material directly to such client.
E.     In all circumstances, NB will comply with specific client directions to vote proxies, whether or not such client directions specify voting proxies in a manner that is different from NB's proxy votes for other client accounts.
F.     NB will seek to vote all shares under its authority so long as that action is not in conflict with client instructions. There may be circumstances under which NB may abstain from voting a client proxy, such as when NB believes voting would not be in clients' best interests (e.g., not voting in countries with share blocking or meetings in which voting would entail additional costs). NB understands that it must weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interests of the clients and, in the case of an ERISA client and other accounts and clients subject to similar local laws, a plan's participants and beneficiaries. NB's decision in such circumstances will take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the cost of voting.

II.     Responsibility and Oversight

A.    NB has designated a Governance & Proxy Committee (“Proxy Committee”) with the responsibility for:

(i)         developing, authorizing, implementing and updating NB’s policies and procedures;
(ii)         administering and overseeing the governance and proxy voting processes; and

(iii)     engaging and overseeing any third-party vendors as voting delegates to review, monitor and/or vote proxies.

NB, at the recommendation of the Proxy Committee, has retained Glass, Lewis & Co., LLC (“Glass Lewis”) as its voting delegate.

B.     The Proxy Committee will meet as frequently and in such manner as necessary or appropriate to fulfill its responsibilities.
C.     The members of the Proxy Committee will be appointed from time to time and will include the Chief Investment Officer (Equities), the Director of Global Equity Research, the Head of ESG Investing, and certain portfolio managers. A senior member of the Legal and Compliance Department will advise the Proxy Committee and may vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie. The Director of Investment Stewardship serves in an advisory role to the Proxy Committee but may also vote as a full member of the Committee if a vote is needed to establish a quorum or in the event that a vote is needed to break a tie.
D.     In the event that one or more members of the Proxy Committee are not independent with respect to a particular matter, the remaining members of the Proxy Committee shall constitute an ad hoc independent subcommittee of the Proxy Committee, which will have full authority to act upon such matter.

III.     Proxy Voting Guidelines

A.     The Proxy Committee developed the Governance and Proxy Voting Guidelines (“Voting Guidelines”) based on our Governance and Engagement Principles. These Guidelines are updated as appropriate and generally at least on an annual basis. With input from certain of our investment professionals, the modifications are intended to reflect emerging corporate governance issues and themes. The Proxy Committee recognizes that in certain circumstances it may be in the interests of our clients to deviate from our Voting Guidelines.
B.     Our views regarding corporate governance and engagement, and the related stewardship actions, are informed by our ESG Investing group, in consultation with professionals in the Legal & Compliance and Global Equity Research groups, among others. These insightful, experienced and dedicated groups enable us to think strategically about engagement and stewardship priorities.
C.     We believe NB’s Voting Guidelines generally represent the voting positions most likely to support our clients’ best economic interests across a range of sectors and contexts. These guidelines are not intended to constrain our consideration of the specific issues facing a particular company on a particular vote, and so there will be times when we deviate from the Voting Guidelines.
D.     In the event that a portfolio manager or other investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies other than as provided in NB’s Voting Guidelines, the portfolio manager or other investment professional will submit in writing to the Proxy Committee the basis for his or her recommendation. The Proxy Committee will review this recommendation in the context of the specific circumstances of the proxy vote being considered and with the intention of voting in the best interest of our clients.

IV.     Proxy Voting Procedures

A.     NB will vote client proxies in accordance with a client’s specific request even if it is in a manner inconsistent with NB’s proxy votes for other client accounts. Such specific requests should be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client.
B.     NB has engaged Glass Lewis as its advisor and voting agent to:

(i)     provide research on proxy matters;
(ii)     in a timely manner, notify NB of and provide additional solicitation materials made available reasonably in advance of a vote deadline;
(iii)     vote proxies in accordance with NB’s Voting Guidelines or as otherwise instructed and submit such proxies in a timely manner;
(iv)     handle other administrative functions of proxy voting;
(v)     maintain records of proxy statements and additional solicitation materials received in connection with proxy votes and provide copies of such proxy statements promptly upon request; and
(vi)    maintain records of votes cast.

C.     Except in instances where clients have retained voting authority, NB will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to Glass Lewis.
D.     NB retains final authority and fiduciary responsibility for proxy voting.

V.     Conflicts of Interest

A.     Glass Lewis will vote proxies in accordance with the Voting Guidelines described in Section III or, in instances where a material conflict has been determined to exist, as Glass Lewis recommends. NB believes that this process is reasonably designed to address material conflicts of interest that may arise in conjunction with proxy voting decisions. Potential conflicts considered by the Proxy Committee when it is determining whether to deviate from NB’s Voting Guidelines include, among others: a material client relationship with the corporate issuer being considered; personal or business relationships between the portfolio managers and an executive officer; director, or director nominee of the issuer; joint business ventures; or a direct transactional relationship between the issuer and senior executives of NB.
B.     In the event that an NB Investment Professional believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the Voting Guidelines described in Section III, such NB Investment Professional will contact a member of the Legal & Compliance Department advising the Proxy Committee and complete and sign a questionnaire in the form adopted from time to time. Such questionnaires will require specific information, including the reasons the NB Investment Professional believes a proxy vote in this manner is in the best interest of a client or clients and disclosure of specific ownership, business or personal relationship, or other matters that may raise a potential material conflict of interest with respect to the voting of the proxy. The Proxy Committee will meet with the NB Investment Professional to review the completed questionnaire and consider such other matters as it deems appropriate to determine that there is no material conflict of interest with respect to the voting of the proxy in the requested manner. The Proxy Committee shall document its consideration of such other matters. In the event that the Proxy Committee determines that such vote will not present a material conflict, the Proxy Committee will make a determination whether to vote such proxy as recommended by the NB Investment Professional. In the event of a determination to vote the proxy as recommended by the NB Investment Professional, an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to the client or clients. In the event that the Proxy Committee determines that the voting of a proxy as recommended by the NB Investment Professional would not be appropriate, the Proxy Committee will:

(i)     take no further action, in which case the Committee shall vote such proxy in accordance with the Voting Guidelines;
(ii)     disclose such conflict to the client or clients and obtain written direction from the client with respect to voting the proxy;
(iii)     suggest that the client or clients engage another party to determine how to vote the proxy; or
(iv)     engage another independent third party to determine how to vote the proxy.

A record of the Proxy Committee’s determinations shall be prepared and maintained in accordance with applicable policies.

C.     In the event that the Voting Guidelines described in Section III do not address how a proxy should be voted the Proxy Committee will make a determination as to how the proxy should be voted. The Proxy Committee will consider such matters as it deems appropriate to determine how such proxy should be voted, including whether there is a material conflict of interest with respect to the voting of the proxy in accordance with its decision. The Proxy Committee shall document its consideration of such matters, and an authorized member of the Proxy Committee will instruct Glass Lewis to vote in such manner with respect to such client or clients.
D.     Material conflicts cannot be resolved by simply abstaining from voting.

VI.     Recordkeeping

NB will maintain records relating to the implementation of the Voting Guidelines and these procedures, including:

(i)     a copy of the Voting Guidelines and these procedures, which shall be made available to clients upon request;
(ii)     proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or Glass Lewis);
(iii)     a record of each vote cast (which Glass Lewis maintains on NB’s behalf);
(iv)     a copy of each questionnaire completed by any NB Investment Professional under Section V above; and
(v)     any other document created by NB that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision.

Such proxy voting books and records shall be maintained in an easily accessible place, which may include electronic means, for a period of five years, the first two by the Legal & Compliance Department. Material conflicts cannot be resolved by simply abstaining from voting.

VII.     Engagement and Monitoring

Consistent with the firm’s active management strategies, NB portfolio managers and members of the Global Equity Research team continuously monitor material investment factors at portfolio companies. NB professionals remain informed of trends and best practices related to the effective fiduciary administration of proxy voting. NB will make revisions to its Voting Guidelines and related procedures document when it determines it is appropriate or when we observe the opportunity to materially improve outcomes for our clients. Additionally, we will regularly undertake a review of selected voting and engagement cases to better learn how to improve the monitoring of our portfolio companies and the effectiveness of our stewardship activities.

VIII.     Securities Lending

Some NB products or client accounts where NB has authority and responsibility to vote the proxies may participate in a securities lending program administered by NB. Where a security is currently on loan ahead of a shareholder meeting, NB will generally attempt to terminate the loan in time to vote those shares. Where a security that is potentially subject to being loaned is eligible to be voted in a stockholder meeting a portfolio manager may restrict the security from lending. NB maintains the list of securities restricted from lending and receives daily updates on upcoming proxy events from the custodian.

IX.     Disclosure

Neuberger Berman will publicly disclose all voting records of its co-mingled funds (Undertakings for Collective Investment in Transferable Securities [UCITS] and mutual funds), which can be found at https://www.nb.com/en/us/esg/nb-votes -- Neuberger Berman cannot publicly disclose vote level records for separate accounts without express permission of the client. Neuberger Berman will publicly disclose aggregate reporting on at least an annual basis for all votes cast across co-mingled and separate accounts. Neuberger Berman welcomes the opportunity to discuss the rationale for a given vote with investee companies as part of our ongoing engagement activities. Neuberger Berman may also choose to provide broad explanations for certain voting positions on important or topical issues in advance of the vote. Additionally, our proxy voting guidelines can be found on our website: https://www.nb.com/en/us/esg/nb-votes.

Proxy Committee Membership as of January 2023:

Joseph Amato, President and Chief Investment Officer (Equities)
Jonathan Bailey, Head of ESG Investing
Elias Cohen, Portfolio Manager
Timothy Creedon, Director of Global Equity Research
Richard Glasebrook, Portfolio Manager
Brett Reiner, Portfolio Manager
Amit Solomon, Portfolio Manager
Corey Issing*, Legal and Compliance

Caitlin McSherry*, Director of Investment Stewardship

*Corey Issing and Caitlin McSherry serve in advisory roles to the Committee. They are ex officio members of the Committee. They will only vote as full members of the Committee if their votes are needed to establish a quorum or in the event that a vote is needed to break a tie vote.

Appendix I

Vaughan Nelson Investment Management, L.P. Proxy Voting Guidelines

PROXY VOTING POLICIES AND PROCEDURES
September 12, 2022

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)     Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)     Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)     Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) has created a Proxy Voting Policy, Procedures and Guideline which are reasonably designed to ensure proxies are voted in the best interest of our clients, are in compliance with Rule 206(4)-6 and address the areas noted by the U.S. Securities and Exchange Commission (“SEC”) in Staff Legal Bulletin 20 as well as guidance issued from time to time by the SEC. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

A.     Proxy Voting Policy

Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Vaughan Nelson as investment adviser. Vaughan Nelson has adopted and implemented Proxy Voting Policies and Procedures (“Policy and Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Vaughan Nelson’s fiduciary duty, and all applicable law and regulations. The Policy and Procedures, as implemented by the Vaughan Nelson Proxy Voting Committee (PVC), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Vaughan Nelson has also created a Proxy Voting Guideline (the “Guideline”) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline, the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre- determined policy.

Vaughan Nelson uses the services of third parties to provide research, analysis, voting recommendations, and to administer the process of voting proxies for those clients for which Vaughan Nelson has voting authority (collectively the “Proxy Voting Services”). Vaughan Nelson will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Vaughan Nelson unless the Proxy Voting Committee determines that the client’s best interests are served by voting otherwise.

B.     General Guidelines

The following general guidelines will apply when voting proxies on behalf of accounts for which Vaughan Nelson has voting authority.

1. Client’s Best Interests. The Policy and Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Vaughan Nelson has determined that this means the best investment interest of its clients as shareholders of the issuer. In evaluating our clients’ best interests, Vaughan Nelson has integrated the consideration of ESG Matters into its investment process. The Procedures are intended to reflect the incorporation and impact of these factors in cases where they are material to the growth and sustainability of an issuer. Vaughan Nelson has established its Policy and Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Vaughan Nelson will vote against proposals that it believes could negatively impact the current or future market value of the issuer’s securities during the expected holding period.

2. Client Proxy Voting Authority. Rather than delegating proxy voting authority to Vaughan Nelson, a client may retain the authority to vote proxies for securities in its account (or delegate voting authority to another party). Vaughan Nelson will honor this instruction as included within the investment management agreement or separately authorized document.

3. Stated Proxy Guideline. In the interest of consistency in voting proxies on behalf of its clients, Vaughan Nelson has adopted a Proxy Guideline that identifies issues where Vaughan Nelson will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; or (c) specifically consider its vote for or against a proposal. However, each vote may be cast differently than the stated guideline, taking into consideration all relevant facts and circumstances at the time of the vote. In cases where the recommendation of the issuer’s management and the Proxy Voting Service are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee.

4. Abstentions, Limitations and Other Exceptions. Vaughan Nelson’s general policy is to vote rather than abstain from voting on issues presented. However, in the following circumstances Vaughan Nelson may not vote a client’s proxy:

•     Mutual Funds – where voting may be controlled by restrictions within the fund or the actions of authorized persons
•     International Securities – where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•     New Accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material
•     Unsupervised Securities – where the firm does not have a basis on which to offer advice
•     Unjustifiable Costs – for example, the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect the vote is expected to have on the value of a client’s investment and whether this expected effect would outweigh the cost of voting.
•     Administrative requirements for voting proxies in certain foreign jurisdictions such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.
•     Securities Not Held on Meeting Date – securities held on ‘record date’ but divested prior to the ‘meeting date’
•     The client, as of the record date, has loaned the securities to which the proxy relates and Vaughan Nelson has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.
•     ERISA accounts – with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Voting Committee, either directly or by application of this Policy and Guideline. All non- routine issues will generally be considered directly by the Proxy Voting Committee and/or, when necessary, the investment professionals responsible for an account holding the security and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to the Guideline unless special factors require that they be considered by the PVC and/or the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Vaughan Nelson includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Vaughan Nelson also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Vaughan Nelson will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Vaughan Nelson’s policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.     Proxy Voting Committee (PVC)

1. Proxy Voting Committee Composition. The Proxy Voting Committee will be composed of a Compliance team member, an Investment team member and other employees of Vaughan Nelson as needed. In the event that any member is unable to participate in a meeting of the Proxy Voting

Committee, the member may designate another individual to act on the member’s behalf. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Voting Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Voting Committee will be memorialized electronically.

2. Duties. The Proxy Voting Committee’s specific responsibilities include the following:

•     Annually reviewing the Proxy Voting Policies and Procedures to ensure they continue to be reasonably designed to ensure proxy votes are cast in the clients’ best interest.
•     Annually reviewing, updating and modifying the Guidelines
•     overseeing the vote on proposals according to the predetermined Guideline,
•     directing the vote on proposals where there is reason not to vote according to the predetermined Guideline or where proposals require special consideration,
•     consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate.

D.     Proxy Voting Service (PVS)

Vaughan Nelson intends to use a PVS in a limited capacity to assist the firm with its proxy voting responsibilities and to obtain supplemental research information which will assist the firm in voting some proxy items (i.e. ESG related items, items not addressed in the firm’s proxy voting guideline). The PVS will be used primarily to collect proxy ballots for our clients, provide the firm a platform in which to indicate our vote, provide company research as a point of information to assist our firm with voting and assist our firm in generating proxy voting reports.

Given the different business lines of a PVS, there will be instances where the research received from the PVS might be influenced by a conflict of interest resulting from the PVS’s affiliations or other relationships/engagements the PVS has with an issuer. Vaughan Nelson will become informed of these conflicts by:

1)     Periodically obtaining an updated list of the PVS’s affiliates and a list of its significant relationships with publicly traded issuers that are clients.

Vaughan Nelson will use these lists along with any available on-line tools made available by the PVS to determine if an upcoming proxy vote may present a conflict of interest for the PVS and take that information into consideration if we intend to use the PVS’s research to vote a proxy item that is not addressed in our firm’s recurring Proxy Voting Guideline.

2)     Obtaining a copy of the PVS’s Code of Ethics and Policies and Procedures (or similar document) to ensure they address the topic of conflicts of interest with their employees and have processes in place to mitigate any issues.

3)     Reviewing for indications of conflict for each proxy to be voted.

Vaughan Nelson will perform a third party service provider review of the PVS on an annual basis to determine whether the PVS: a) has been the subject of any inquiries, subpoenas, investigations or penalties by the SEC or any other regulator; b) has the capacity and competency (i.e. staffing, technology)

to adequately analyze matters and provide its services; c) has appropriate disclosure regarding the source of information and methodologies used in formulating recommendations; d) has an effective process for seeking timely input from issuers and clients regarding its voting policies, methodologies, peer group construction, identifying and addressing conflicts of interest; e) has a process to correct material deficiencies in the issuer information or research it has provided

E.     Conflicts of Interest

Vaughan Nelson has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. When determining the vote on any proposal, the Proxy Committee will not consider any benefit to Vaughan Nelson, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

Vaughan Nelson envisions only rare situations where a conflict of interest would exist or potentially exist between our firm and our clients given the nature of our business, clients, relationship and the types of securities being managed. Notwithstanding, an actual or potential conflict may be resolved in either of the following manners:

•     If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline (provided that the pre-determined Guideline involves little or no discretion on the firm’s part);
•     Otherwise, the firm will follow the recommendations of the PVS as to how the proxy should be voted. However, if the conflict of interest is a result of the PVS’ affiliations or other lines of business, then the firm will take that information into consideration if the firm intends to use the PVS’s research to vote a proxy item that is not addressed in our firm’s recurring Proxy Voting Guideline.

Vaughan Nelson, as an indirect subsidiary of a Bank Holding Company (Natixis), is restricted from voting the shares it has invested in banking entities on behalf of its clients in instances where the aggregate ownership of all the Bank Holding Company’s investment management subsidiaries exceed 5% of the outstanding voting shares of a bank. Where the aggregate ownership described exceeds the 5% threshold, the firm will instruct the PVS, an independent third party, to vote the proxies in line with their recommendation.

F.     Recordkeeping

Vaughan Nelson or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Vaughan Nelson that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Vaughan Nelson’s written response to any (written or oral) client request for such records. Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Vaughan Nelson.

G.     Proxy Voting Procedures

The procedures to be performed by a Compliance Individual (CI), a Portfolio Administrator (PA) and, as needed, the Proxy Voting Committee (or representative thereof) in the execution of our proxy voting duty to clients will be as follows:

Client account Setup/Reconciliation

1.     New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist. This document details the proposed scope of Vaughan Nelson’s proxy voting responsibilities and summarizes the processes used to vote proxies on behalf of a client if the client delegates the proxy voting responsibility to Vaughan Nelson.

2.     At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities, if so desired.

3.     The PA will arrange for client proxy material to be forwarded to the PVS for voting.

4.     Vaughan Nelson uploads an automated FTP position file each day (on a settlement date basis) detailing all the securities held on behalf of our clients. The PVS will reconcile the daily file uploaded against their records and inform us if there are any account discrepancies. VN will research the reason for any account discrepancies in a timely manner.

5.     The PVS will match the proxy material they receive for the accounts listed in the daily FTP position file and follow up with any custodian that has not forwarded proxies within a reasonable time.

Securities Lending

In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of the lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.) if it is determined that it is in the client’s best interest. In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.

Voting Process

1.     The CI will log into the PVS system daily to review the proxy meetings that need to be voted. The CI has developed a desk top procedure help track the upcoming proxy meetings to ensure that all proxies are voted in a timely manner and none are missed.

2.     While the PVS system provides a monthly view of upcoming proxy meetings, sometimes the research materials are not immediately available. Through web access and the PVS system, the CI is able to determine for each security its record date, meeting date and whether the PVS has completed proxy research on the security.

3.     Once the PVS research reports are available for a proxy meeting, the meeting is ready to be voted. At such time, the CI will review our internal positions/holdings report detailing the shares held of the security for our clients and compare it for reasonableness to the positions/holdings report provided by the PVS. Sometimes, share discrepancies exist because a client might have shares on loan or because clients have opted to retain the responsibility to vote their own proxies. Although Vaughan Nelson relies mainly on account reconciliations (instead of share reconciliations) to ensure proxies are being voted, the CI will research certain share discrepancies as detailed in the CI’s desk top procedures.

4.     Download the PVS proxy research for each security and save it to a shared drive to be used by the CI if needed.

5.     The CI will review any conflict of interest that is flagged by the PVS system and/or any conflict of interest our firm may have in voting the proxy to determine if a material conflict exists. Any material conflict of interest will be noted on the proxy voting form and taken into consideration for the proxy vote.

6.     The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)     If all issues are able to be voted using the firm’s Proxy Voting Guideline, the CI will make the vote online in the PVS system and save a vote confirmation to evidence how the vote was cast.
b)     If issues exist for which a case-by-case review must be made the package is forwarded to the PVC. The PVC will review the information within the package and any other necessary information in order to formulate the vote to be cast. If necessary, the proxy item(s) will be forwarded to the appropriate Portfolio Manager for input. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and a member of the PVC or the Portfolio Manager will sign off as to having voted those issues. The package will then be returned to the CI for voting.
c)     As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or 2) as indicated by the independent third-party research firm (if the PVS has no conflict), or 3) If both VN and the PVS have a conflict of interest, then this will be documented and taken into consideration when determining how the vote will be cast in the client’s best interest. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will noted on the proxy vote documentation that is maintained by the CI.

7.     Through the software interface with the PVS, the CI will indicate, review and submit our vote on individual securities. The CI is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.     The PVS will then process the vote with the issuer on behalf of the firm.

TRUST FOR PROFESSIONAL MANAGERS
PART C

COLUMN FUNDS

OTHER INFORMATION

Item 28.    Exhibits.

(a)			Declaration of Trust.
	(1)	(i)
Amended and Restated Certificate of Trust was previously filed with Registrant’s Post-Effective Amendment No. 84 to its Registration Statement on Form N-1A with the SEC on April 18, 2008, and is incorporated by reference.

(ii)
Amended and Restated Declaration of Trust was previously filed with Registrant’s Post-Effective Amendment No. 744 to its Registration Statement on Form N-1A with the SEC on September 25, 2020, and is incorporated by reference.

(b)
Amended and Restated By-Laws were previously filed with Registrant’s Post-Effective Amendment No. 820 to its Registration Statement on Form N-1A with the SEC on January 26, 2023, and is incorporated by reference.

(c)			Instruments Defining Rights of Security Holders are incorporated by reference to the Amended and Restated Declaration of Trust and Bylaws.
(d)	(1)
Investment Advisory Agreement (Mason Street Advisors, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(2)
Investment Sub-Advisory Agreement (American Century Investment Management, Inc.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

	(3)	(i)
Investment Sub-Advisory Agreement (Boston Partners Global Investors, Inc.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

		(ii)	First Amendment to Investment Sub-Advisory Agreement — Filed Herewith.
	(4)	(i)
Investment Sub-Advisory Agreement (Driehaus Capital Management LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

		(ii)	First Amendment to Investment Sub-Advisory Agreement — Filed Herewith.
(5)
Investment Sub-Advisory Agreement (EARNEST Partners, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(6)
Investment Sub-Advisory Agreement (Franklin Mutual Advisers, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(7)
Investment Sub-Advisory Agreement (Invesco Advisers, Inc.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(8)
Investment Sub-Advisory Agreement (Kayne Anderson Rudnick Investment Management, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(9)
Investment Sub-Advisory Agreement (Neuberger Berman Investment Advisers LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

	(10)
Investment Sub-Advisory Agreement (Vaughan Nelson Investment Management, L.P.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(e)	(1)
Distribution Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(f)			Bonus or Profit Sharing Contracts — Not Applicable.
(g)	(1)	(i)
Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2021, and is incorporated herein by reference.

		(ii)
First Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

		(iii)
Second Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.

		(iv)
Third Amendment to Custody Agreement was previously filed with Registrant’s Port-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.

		(v)
Fourth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

		(vi)
Fifth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

		(vii)
Sixth Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

		(viii)
Seventh Amendment to Custody Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.

(h)			Other Material Contracts.
	(1)	(i)
Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 758 to its Registration Statement on Form N-1A with the SEC on March 3, 2022, and is incorporated herein by reference.

		(ii)
First Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 783 to its Registration Statement on Form N-1A with the SEC on September 15, 2021, and is incorporated herein by reference.

		(iii)
Second Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 797 to its Registration Statement on Form N-1A with the SEC on February 11, 2022, and is incorporated herein by reference.

		(iv)
Third Amendment to Fund Servicing Agreement was previously filed with Registrant’s Port-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated herein by reference.

		(v)
Fourth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 825 to its Registration Statement on Form N-1A with the SEC on March 9, 2023, and is incorporated by reference.

		(vi)
Fifth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to its Registration Statement on Form N-1A with the SEC on October 31, 2023, and is incorporated by reference.

		(vii)
Sixth Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 851 to its Registration Statement on Form N-1A with the SEC on March 11, 2024, and is incorporated by reference.

		(viii)
Seventh Amendment to Fund Servicing Agreement was previously filed with Registrant’s Post-Effective Amendment No. 864 to its Registration Statement on Form N-1A with the SEC on August 9, 2024, and is incorporated by reference.

2

	(2)	(i)
Management Fee Waiver Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

		(ii)	First Amendment to the Management Fee Waiver Agreement — Filed Herewith.
(3)
Administrative Services Agreement was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

	(4)		Power of Attorney was previously filed with Registrant’s Post-Effective Amendment No. 848 to its Registration Statement on Form N-1A with the SEC on January 25, 2024, and is incorporated by reference.
(i)			Legal Opinions.
(1)
Opinion and Consent of Counsel was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

	(2)		Consent of Counsel — Filed Herewith.
(j)			Other Opinions.
	(1)		Consent of Independent Registered Public Accounting Firm — Filed Herewith.
(k)			Omitted Financial Statements — Not Applicable.
(l)
Agreement Relating to Initial Capital was previously filed with Registrant’s Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A with the SEC on December 19, 2003, and is incorporated by reference.

(m)
Shareholder Servicing Plan was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(n)			Rule 18f-3 Plan — Not Applicable.
(o)			Reserved.
(p)			Code of Ethics.
(1)
Code of Ethics for Registrant was previously filed with Registrant’s Post-Effective Amendment No. 801 to its Registration Statement on Form N-1A with the SEC on April 20, 2022, and is incorporated by reference.

(2)
Code of Ethics for Adviser was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(3)
Code of Ethics for Sub-Adviser (American Century Investment Management, Inc.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(4)
Code of Ethics for Sub-Adviser (Boston Partners Global Investors, Inc.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(5)
Code of Ethics for Sub-Adviser (Driehaus Capital Management LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(6)
Code of Ethics for Sub-Adviser (EARNEST Partners, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(7)
Code of Ethics for Sub-Adviser (Franklin Mutual Advisers, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

	(8)		Code of Ethics for Sub-Adviser (Invesco Advisers, Inc.) — Filed Herewith.
(9)
Code of Ethics for Sub-Adviser (Kayne Anderson Rudnick Investment Management, LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

3

(10)
Code of Ethics for Sub-Adviser (Neuberger Berman Investment Advisers LLC) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(11)
Code of Ethics for Sub-Adviser (Vaughan Nelson Investment Management, L.P.) was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

(12)
Code of Ethics for Principal Underwriter was previously filed with Registrant’s Post-Effective Amendment No. 843 to it Registration Statement on Form N-1A with the SEC on October 30, 2023, and is incorporated by reference.

Item 29.    Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.    Indemnification

Reference is made to Article X of the Registrant’s Amended and Restated Declaration of Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31.    Business and Other Connections of Investment Adviser

Mason Street Advisors, LLC (the “Adviser”) serves as the investment adviser for the Column Small Cap Select Fund, Column Small Cap Fund, Column Mid Cap Select Fund and Column Mid Cap Fund (each, a “Fund” and together, the “Funds”). The principal business address of the Adviser is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

American Century Investment Management, Inc. and American Century Investment Management, Inc. (Avantis Investors division) (collectively, “American Century”), serves as an investment sub-adviser to the Column Small Cap Fund and Column Mid Cap Fund. The principal business address of American Century is 4500 Main Street, Kansas City, Missouri 64111. With respect to American Century, the response to this Item is incorporated by reference to American Century’s Form ADV on file with the SEC.

Boston Partners Global Investors, Inc. and Boston Partners Global Investors, Inc. (WPG Partners division) (collectively, “Boston Partners”), serves as an investment sub-adviser to the Column Small Cap Select Fund, Column Small Cap Fund, Column Mid Cap Select Fund and Column Mid Cap Fund. The principal business address of Boston Partners is One Beacon Street, 30th Floor, Boston, Massachusetts 02108. With respect to Boston Partners, the response to this Item is incorporated by reference to Boston Partners’ Form ADV on file with the SEC.

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Driehaus Capital Management LLC (“Driehaus”), serves as an investment sub-adviser to the Column Small Cap Select Fund. The principal business address of Driehaus is 25 East Erie Street, Chicago, Illinois 60611. With respect to Driehaus, the response to this Item is incorporated by reference to Driehaus’ Form ADV on file with the SEC.

EARNEST Partners, LLC (“EARNEST Partners”), serves as an investment sub-adviser to the Column Mid Cap Select Fund and Column Mid Cap Fund. The principal business address of EARNEST Partners is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309. With respect to EARNEST Partners, the response to this Item is incorporated by reference to EARNEST Partners’ Form ADV on file with the SEC.

Franklin Mutual Advisers, LLC (“Franklin”), serves as an investment sub-adviser to the Column Small Cap Fund. The principal business address of Franklin is 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078. With respect to Franklin, the response to this Item is incorporated by reference to Franklin’s Form ADV on file with the SEC.

Invesco Advisers, Inc. (“Invesco”), serves as an investment sub-adviser to the Column Mid Cap Fund. The principal business address of Invesco is 1331 Spring Street, NW, Suite 2500, Atlanta, Georgia 30309. With respect to Invesco, the response to this Item is incorporated by reference to Invesco’s Form ADV on file with the SEC.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”), serves as an investment sub-adviser to the Column Small Cap Fund, Column Mid Cap Select Fund and Column Mid Cap Fund. The principal business address of KAR is 2000 Avenue of the Stars, Suite 1110, Los Angeles, California 90067. With respect to KAR, the response to this Item is incorporated by reference to KAR’s Form ADV on file with the SEC.

Neuberger Berman Investment Advisers LLC (“NBIA”), serves as an investment sub-adviser to the Column Small Cap Select Fund and Column Small Cap Fund. The principal business address of NBIA is 1290 Avenue of the Americas, New York, New York 10104. With respect to NBIA, the response to this Item is incorporated by reference to NBIA’s Form ADV on file with the SEC.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”), serves as an investment sub-adviser to the Column Small Cap Select Fund and Column Small Cap Fund. The principal business address of Vaughan Nelson is 600 Travis Street, Suite 3800, Houston, Texas 77002. With respect to Vaughan Nelson, the response to this Item is incorporated by reference to Vaughan Nelson’s Form ADV on file with the SEC.

Item 32.    Principal Underwriter.

(a)    Northwestern Mutual Investment Services, LLC (the “Distributor”) does not serve as principal underwriter for any other investment companies registered under the Investment Company Act of 1940, as amended.

(b)    The following are the Officers and Manager of the Distributor, the Registrant’s principal underwriter. The Distributor’s main business address is 720 East Wisconsin Avenue, Milwaukee, WI 53202.

Name	Address	Position with Underwriter	Position with Registrant
Laila M. Valters	720 East Wisconsin Avenue, Milwaukee, WI 53202	President and Chief Executive Officer	None
John C. Roberts	720 East Wisconsin Avenue, Milwaukee, WI 53202	Executive Vice President, Chief Distribution Officer	None
Dawn Kalinowski	720 East Wisconsin Avenue, Milwaukee, WI 53202	Chief Operations Officer	None
Laura Deaner	720 East Wisconsin Avenue, Milwaukee, WI 53202	Chief Information Security Officer	None
Dean M. Hopp	720 East Wisconsin Avenue, Milwaukee, WI 53202	Vice President, IPS Investment Programs	None
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Name	Address	Position with Underwriter	Position with Registrant
Alaka Mishal	720 East Wisconsin Avenue, Milwaukee, WI 53202	Chief Technology Officer	None
Tom Hendricks	720 East Wisconsin Avenue, Milwaukee, WI 53202	Vice President, Wealth Advisory Programs	None
Bradley L. Eull	720 East Wisconsin Avenue, Milwaukee, WI 53202	Secretary	None
Terry R. Young	720 East Wisconsin Avenue, Milwaukee, WI 53202	Assistant Secretary	None
Jared A. Ward	720 East Wisconsin Avenue, Milwaukee, WI 53202	Treasurer and Financial and Operations Principal	None
Susan Limbach	720 East Wisconsin Avenue, Milwaukee, WI 53202	Assistant Treasurer	None
Brett Albers	720 East Wisconsin Avenue, Milwaukee, WI 53202	Assistant Treasurer	None
Betsy Heisler	720 East Wisconsin Avenue, Milwaukee, WI 53202	Vice President, Risk Product Line Lead	None
Becki Williams	720 East Wisconsin Avenue, Milwaukee, WI 53202	Vice President, Advanced Markets	None
Kamilah Williams-Kemp	720 East Wisconsin Avenue, Milwaukee, WI 53202	Vice President, Risk Products	None
Nicole Lund	720 East Wisconsin Avenue, Milwaukee, WI 53202	Vice President, NMIS Compliance, Chief Compliance Officer	None
Mark McNulty	720 East Wisconsin Avenue, Milwaukee, WI 53202	Anti-Money Laundering Officer	None
Alyssa G. Meyer	720 East Wisconsin Avenue, Milwaukee, WI 53202	Senior Director IPS Oversight and Controls	None
Blaire L. Puls	720 East Wisconsin Avenue, Milwaukee, WI 53202	Variable Investment Product Consultant	None
Justin Stipan	720 East Wisconsin Avenue, Milwaukee, WI 53202	Principal, Distribution Performance	None

(c)    Not applicable.

Item 33.    Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Investment Adviser	Mason Street Advisors, LLC 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202
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Records Relating to:	Are located at:
Registrant’s Investment Sub-Advisers	American Century Investment Management, Inc. 4500 Main Street Kansas City, Missouri 64111
Boston Partners Global Investors, Inc. One Beacon Street, 30th Floor Boston, Massachusetts 02108
Driehaus Capital Management LLC 25 East Erie Street Chicago, Illinois 60611
EARNEST Partners, LLC 1180 Peachtree Street NE, Suite 2300 Atlanta, Georgia 30309
Franklin Mutual Advisers, LLC 101 John F. Kennedy Parkway Short Hills, New Jersey 07078
Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, Georgia 30309
Kayne Anderson Rudnick Investment Management, LLC 2000 Avenue of the Stars, Suite 1110 Los Angeles, California 90067
Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, New York 10104
Vaughan Nelson Investment Management, L.P. 600 Travis Street, Suite 3800 Houston, Texas 77002
Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Distributor	Northwestern Mutual Investment Services, LLC 720 East Wisconsin Avenue Milwaukee, Wisconsin 53202

Item 34.    Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

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Item 35.    Undertakings

The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.
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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 874 to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 874 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on December 20, 2024.

TRUST FOR PROFESSIONAL MANAGERS

By: /s/ John P. Buckel
John P. Buckel
Chairperson, President, Principal Executive Officer and Interested Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 874 to the Registrant’s Registration Statement has been signed below on December 20, 2024 by the following persons in the capacities indicated.

Signature	Title
/s/ John P. Buckel John P. Buckel	Chairperson, President, Principal Executive Officer and Interested Trustee
Michael D. Akers* Michael D. Akers	Independent Trustee
Gary A. Drska* Gary A. Drska	Independent Trustee
Vincent P. Lyles* Vincent P. Lyles	Independent Trustee
Erik K. Olstein* Erik K. Olstein	Independent Trustee
Lisa Zúñiga Ramírez* Lisa Zúñiga Ramírez	Independent Trustee
Gregory M. Wesley* Gregory M. Wesley	Independent Trustee
Jennifer A. Lima* Jennifer A. Lima	Vice President, Treasurer and Principal Financial and Accounting Officer
* By: /s/ John P. Buckel
John P. Buckel
* Attorney-in-Fact pursuant to Power of Attorney previously filed with Registrant’s Post-Effective Amendment No. 848 to its Registration Statement on Form N-1A with the SEC on January 25, 2024, and is incorporated by reference.

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

(d)(3)(ii)	First Amendment to Investment Sub-Advisory Agreement (Boston Partners)
(d)(4)(ii)	First Amendment to Investment Sub-Advisory Agreement (Driehaus)
(h)(2)(ii)	First Amendment to Management Fee Waiver Agreement
(i)(2)	Consent of Counsel
(j)(1)	Consent of Independent Registered Public Accounting Firm
(p)(8)	Code of Ethics for Sub-Advisor (Invesco Advisers, Inc.)